[LOGO]      ...................................... with investment objectives of


                          SAFETY o LIQUIDITY o INCOME

     OCC Cash Reserves (the 'Fund') is a money market fund with five distinct Portfolios--the Primary Portfolio, the Government Portfolio, the General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolio (the 'Portfolios').

     Safety of principal is sought by investing in securities which are selected for their high quality, liquidity and stability of principal. A security at the time of purchase cannot have a maturity exceeding thirteen months within the meaning of the Investment Company Act of 1940, and the average weighted maturity of all securities in the Portfolio cannot exceed 90 days. Such a short average maturity enhances the ability of each Portfolio to provide both liquidity and stability of value to you and your fellow shareholders. While each Portfolio seeks to maintain (and has maintained) its share price at $1.00, investments in the Portfolios are not guaranteed or insured by the U.S. Government and there is no assurance that a Portfolio will maintain a constant price of $1.00 per share. The California Municipal Portfolio and the New York Municipal Portfolio each may invest a significant percentage of its assets in a single issuer and therefore investment in those Portfolios may be riskier than an investment in other types of money market funds.

IS OCC CASH RESERVES FOR YOU?
     The Fund is designed for individuals, institutions, advisors, custodians, charities, fiduciaries and corporations who can benefit from a fund seeking maximum current income and who place value on an investment having safety of principal, liquidity, stability, simplicity, and convenience. The availability of five separate Portfolios provides you with the advantage of selecting a combination of investment characteristics particularly suitable to your needs. The five Portfolios described in this Prospectus compare to one another as follows:

Primary Portfolio    --   highest money market income; conservative investments
Government           --   high money market income; very conservative investments
  Portfolio
General Municipal    --   highest money market tax-exempt income; conservative investments
  Portfolio
California           --   highest money market income exempt from Federal and California personal income
  Municipal               taxes; conservative investments
  Portfolio
New York Municipal   --   highest money market income exempt from Federal, New York State and New York
  Portfolio               City income taxes; conservative investments

                               EXPENSE INFORMATION


     The expense summary format below was developed for use by all mutual funds to help investors understand the various direct costs and expenses related to a fund investment.

     SHAREHOLDER TRANSACTION EXPENSES (FOR EACH PORTFOLIO)

Sales Load Imposed on Purchases......................................   None
Sales Load Imposed on Reinvested Dividends...........................   None
Redemption Fees......................................................   None

     ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF EACH PORTFOLIO'S AVERAGE NET ASSETS)

                                                                            GENERAL     CALIFORNIA   NEW YORK
                                                 PRIMARY     GOVERNMENT    MUNICIPAL    MUNICIPAL    MUNICIPAL
                                                PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                ---------    ----------    ---------    ---------    ---------
Management fees..............................      .41%          .49%         .49%         .50%         .50%
12b-1 (Distribution Plan) expenses...........      .25%          .25%         .25%         .25%         .25%
Other Expenses...............................      .19%          .24%         .22%         .21%         .23%
                                                   ---           ---          ---          ---          ---
Total Operating Expenses.....................      .85%          .98%         .96%         .96%         .98%

     During the fiscal year ended November 30, 1997, OpCap Advisors (the 'Advisor') waived part of its advisory fee with respect to the Government Portfolio, the General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolio. After giving effect to such waivers, the management fees for the Government Portfolio, the General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolio were
 .49%, .49%, .44% and .50%, respectively. The advisory fee waivers for the Government, General Municipal and New York Municipal Portfolio were pursuant to an agreement by the Advisor to assume expenses (net of any expense offsets) in excess of 1.00% of average net assets in any fiscal year. The advisory fee waiver for the California Municipal Portfolio was voluntary to the extent of fee waivers made to bring expenses below 1.00% of average net assets. Other Expenses are shown gross of certain expense offsets afforded the Portfolio which effectively lowered overall custody expenses. After giving effect to such waivers and expense offsets, total operating expenses were .98%, .96%, .90% and
 .97% respectively, for the Government Portfolio, the General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolio.

     The following table illustrates the expenses that an investor would pay on a hypothetical $1,000 investment in each of the Portfolios assuming a 5% annual return (cumulatively through the end of each time period). Neither the 5% return nor the estimated expenses should be considered an indication of actual or expected performance or expenses, both of which may vary.

                                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                   ------    -------    -------    --------
Primary Portfolio...............................................   $ 8.68    $ 27.13    $ 47.14    $ 104.89
Government Portfolio............................................    10.00      31.22      54.17      120.12
General Municipal Portfolio.....................................     9.79      30.58      53.09      117.81
California Municipal Portfolio..................................     9.79      30.58      53.09      117.81
New York Municipal Portfolio....................................    10.00      31.22      54.17      120.12

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

     The financial information presented below has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon appears in the Statement of Additional Information ('SAI'). Investors should understand that all the following information should be read in conjunction with the financial statements and related notes thereto appearing in the SAI.

                                                INCOME FROM
                                           INVESTMENT OPERATIONS                                 DIVIDENDS
                                           INVESTMENT OPERATIONS                             AND DISTRIBUTIONS
                             -------------------------------------------------   ------------------------------------------
                                                                                               DISTRIBUTIONS     TOTAL
                                                          NET         TOTAL      DIVIDENDS TO        TO         DIVIDENDS
                             NET ASSET                 REALIZED       INCOME     SHAREHOLDERS   SHAREHOLDERS       AND
                              VALUE,        NET       GAIN/(LOSS)      FROM        FROM NET       FROM NET     DISTRIBUTIONS
                             BEGINNING   INVESTMENT       ON        INVESTMENT    INVESTMENT      REALIZED          TO
                             OF PERIOD     INCOME     INVESTMENTS   OPERATIONS      INCOME         GAINS       SHAREHOLDERS
PRIMARY PORTFOLIO
Year ended November 30,
1997.........................  $ 1.000     $0.047       ($0.000)      $0.047       ($ 0.047)            --       ($ 0.047)
1996.........................    1.000      0.046        (0.000)       0.046         (0.046)      ($ 0.000)        (0.046)
1995.........................    1.000      0.051         0.000        0.051         (0.051)        (0.000)        (0.051)
1994.........................    1.000      0.032         0.000        0.032         (0.032)        (0.000)        (0.032)
1993.........................    1.000      0.024         0.000        0.024         (0.024)        (0.000)        (0.024)
1992.........................    1.000      0.033         0.000        0.033         (0.033)        (0.000)        (0.033)
1991.........................    1.000      0.057        (0.000)       0.057         (0.057)            --         (0.057)
December 13, 1989(4) to
 November 30, 1990...........    1.000      0.073         0.000        0.073         (0.073)        (0.000)        (0.073)

                                                                            RATIOS TO
                                                                           AVERAGE NET

                                                                             ASSETS
                                                                     -----------------------
                               NET ASSET               NET ASSETS,
                                VALUE,                   END OF         NET          NET
                                  END       TOTAL        PERIOD      OPERATING    INVESTMENT
                               OF PERIOD   RETURN*     (MILLIONS)    EXPENSES       INCOME
PRIMARY PORTFOLIO
Year ended November 30,
1997.........................   $ 1.000      4.85%      $ 2,166.6       0.85%(1,2)    4.75%(1)
1996.........................     1.000      4.69%        1,712.6       0.91%(2)     4.60%
1995.........................     1.000      5.19%        1,671.1       0.94%        5.07%
1994.........................     1.000      3.26%        1,453.8       0.91%        3.21%
1993.........................     1.000      2.44%        1,413.9       0.90%        2.41%
1992.........................     1.000      3.38%        1,168.3       0.88%        3.34%
1991.........................     1.000      5.89%        1,249.0       0.86%        5.74%
December 13, 1989(4) to
 November 30, 1990...........     1.000      7.80%(3)     1,244.2       0.87%(3,5)    7.47%(3,5)

(1) Average net assets for the year ended November 30, 1997 were $1,926,769,081.
(2) Gross of expenses offset (see note 1g in Notes to Financial Statements). The net ratios of operating expenses to average net assets were 0.85% and 0.91% for the years ended November 30, 1997 and November 30, 1996, respectively.
(3) Annualized.
(4) Commencement of operations.
(5) During the period noted above, the Adviser waived a portion of its fees. Had such waiver not been in effect, the net operating expense and net investment income ratios would have been 0.88% and 7.46%, respectively.

GOVERNMENT PORTFOLIO
Year ended November 30,
1997.........................  $ 1.000     $0.045       ($0.000)      $0.045       ($ 0.045)            --       ($ 0.045)
1996.........................    1.000      0.044        (0.000)       0.044         (0.044)      ($ 0.000)        (0.044)
1995.........................    1.000      0.049         0.000        0.049         (0.049)        (0.000)        (0.049)
1994.........................    1.000      0.031         0.000        0.031         (0.031)            --         (0.031)
1993.........................    1.000      0.022            --        0.022         (0.022)            --         (0.022)
1992.........................    1.000      0.032         0.000        0.032         (0.032)        (0.000)        (0.032)
1991.........................    1.000      0.055            --        0.055         (0.055)            --         (0.055)
February 14, 1990(4) to
 November 30, 1990...........    1.000      0.059         0.000        0.059         (0.059)        (0.000)        (0.059)

GOVERNMENT PORTFOLIO
Year ended November 30,
1997.........................   $ 1.000      4.60%      $   100.0       0.98%(1,2)   4.51%(1,2)
1996.........................     1.000      4.51%          101.1       1.00%(1)     4.41%(1)
1995.........................     1.000      5.02%          108.6       1.00%(1)     4.91%(1)
1994.........................     1.000      3.12%          113.2       0.95%(1)     3.08%(1)
1993.........................     1.000      2.26%          127.9       1.00%        2.24%
1992.........................     1.000      3.24%          131.7       0.93%(1)     3.23%(1)
1991.........................     1.000      5.69%          142.2       0.84%(1)     5.62%(1)

February 14, 1990(4) to
 November 30, 1990...........     1.000      7.67%(3)       150.1       0.67%(1,3)    7.34%(1,3)

(1) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. Additionally, for the years ended November 30, 1997 and November 30, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. Had such waivers and assumptions not been in effect nor such expenses offset, the ratios of net operating expenses to average net assets would have been 0.99%, 1.00%, 1.02%, 0.97%, 0.94%, 0.92% and 1.19%, respectively, and the ratios of net investment income to average net assets would have been 4.50%, 4.41%, 4.89%, 3.06%, 3.22%, 5.54% and 6.82%, respectively.
(2) Average net assets for the year ended November 30, 1997 were $98,910,547.
(3) Annualized.
(4) Commencement of operations.
 * Assumes reinvestment of all dividends and distributions.

                                                               INCOME FROM                               DIVIDENDS
                                                          INVESTMENT OPERATIONS                      AND DISTRIBUTIONS
                                                  -------------------------------------   ----------------------------------------
                                                                   NET         TOTAL      DIVIDENDS TO
                                      NET ASSET                 REALIZED       INCOME     SHAREHOLDERS                   NET ASSET
                                       VALUE,        NET       GAIN/(LOSS)      FROM        FROM NET        CAPITAL       VALUE,
                                      BEGINNING   INVESTMENT       ON        INVESTMENT    INVESTMENT    CONTRIBUTIONS      END
                                      OF PERIOD     INCOME     INVESTMENTS   OPERATIONS      INCOME       BY ADVISOR     OF PERIOD
GENERAL MUNICIPAL PORTFOLIO
Year ended November 30,
1997..................................  $ 1.000     $0.027       ($0.000)      $0.027       ($ 0.027)            --       $ 1.000
1996..................................    1.000      0.025         0.000        0.025         (0.025)            --         1.000
1995..................................    1.000      0.031         0.000        0.031         (0.031)            --         1.000
1994..................................    1.000      0.020        (0.000)       0.020         (0.020)            --         1.000
1993..................................    1.000      0.017        (0.000)       0.017         (0.017)            --         1.000
1992..................................    1.000      0.026        (0.000)       0.026         (0.026)            --         1.000
1991..................................    1.000      0.042         0.000        0.042         (0.042)            --         1.000
February 14, 1990(4) to
 November 30, 1990....................    1.000      0.042        (0.000)       0.042         (0.042)            --         1.000


                                                                         RATIOS TO
                                                                        AVERAGE NET
                                                                          ASSETS
                                                    NET ASSETS,   -----------------------
                                                      END OF         NET          NET
                                         TOTAL        PERIOD      OPERATING    INVESTMENT

                                        RETURN*     (MILLIONS)    EXPENSES       INCOME
GENERAL MUNICIPAL PORTFOLIO
Year ended November 30,
1997..................................    2.74%      $   137.0       0.96%(1,2)   2.70%(1,2)
1996..................................    2.56%          122.3       0.99%(1)     2.53%(1)
1995..................................    3.11%          116.0       0.93%(1)     3.07%(1)
1994..................................    2.04%          108.7       0.90%(1)     2.01%(1)
1993..................................    1.74%          109.7       0.98%(1)     1.73%(1)
1992..................................    2.66%          112.9       0.90%(1)     2.62%(1)
1991..................................    4.24%          100.1       0.88%(1)     4.20%(1)
February 14, 1990(4) to
 November 30, 1990....................    5.45%(3)       107.9       0.71%(1,3)   5.32%(1,3)

(1) During the periods noted above, the Adviser waived a portion of its fees. Additionally, for the years ended November 30, 1997 and November 30, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. Had such waivers not been in effect nor such expenses offset, the ratios of net operating expenses to average net assets would have been 0.96%, 0.99%, 1.02%, 1.01%, 1.01%, 1.00%, 0.98% and 1.00%,
    respectively, and the ratios of net investment income to average net assets would have been 2.70%, 2.53%, 2.98%, 1.90%, 1.70%, 2.52%, 4.10% and 5.03%,
    respectively.
(2) Average net assets for the year ended November 30, 1997 were $134,817,925.
(3) Annualized.
(4) Commencement of operations.

CALIFORNIA MUNICIPAL PORTFOLIO
Year ended November 30,
1997..................................  $ 1.000     $0.026       ($0.000)      $0.026       ($ 0.026)            --       $ 1.000
1996..................................    1.000      0.024            --        0.024         (0.024)            --         1.000
1995..................................    1.000      0.031        (0.008)       0.023         (0.031)       $ 0.008         1.000
1994..................................    1.000      0.020        (0.000)       0.020         (0.020)            --         1.000
1993..................................    1.000      0.017        (0.000)       0.017         (0.017)            --         1.000
1992..................................    1.000      0.025        (0.000)       0.025         (0.025)            --         1.000
March 20, 1991(5) to
 November 30, 1991....................    1.000      0.026        (0.000)       0.026         (0.026)            --         1.000

CALIFORNIA MUNICIPAL PORTFOLIO
Year ended November 30,
1997..................................    2.68%      $    55.7       0.90%(1,2)   2.64%(1,2)
1996..................................    2.42%           53.4       0.85%(1)     2.42%(1)
1995..................................    3.10%(3)        75.9       0.82%(1)     3.05%(1)
1994..................................    1.99%           61.3       0.85%(1)     1.99%(1)
1993..................................    1.76%           62.3       0.85%(1)     1.75%(1)
1992..................................    2.57%           61.2       0.60%(1)     2.51%(1)
March 20, 1991(5) to
 November 30, 1991....................    4.24%(4)        45.4       0.54%(1,4)   3.75%(1,4)


(1) During the periods noted above, the Adviser waived a portion of its fees. Additionally, for the years ended November 30, 1997 and November 30, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. Had such waivers not been in effect nor such expenses offset, the ratios of net operating expenses to average net assets would have been 0.96%, 0.97%, 0.95%, 0.97%, 0.98%, 1.02% and 1.08%, respectively, and the ratios of net investment income to average net assets would have been 2.58%, 2.30%, 2.92%, 1.87%, 1.62%, 2.09% and 3.21%, respectively.
(2) Average net assets for the year ended November 30, 1997 were $57,449,650.
(3) Had the Adviser not made the capital contribution, the Portfolio's total return would have been lower.
(4) Annualized.
(5) Commencement of operations.

NEW YORK MUNICIPAL PORTFOLIO
Year ended November 30,
1997..................................  $ 1.000     $0.026       ($0.000)      $0.026       ($ 0.026)            --       $ 1.000
1996..................................    1.000      0.025            --        0.025         (0.025)            --         1.000
1995..................................    1.000      0.030         0.000        0.030         (0.030)            --         1.000
1994..................................    1.000      0.019        (0.000)       0.019         (0.019)            --         1.000
1993..................................    1.000      0.016        (0.000)       0.016         (0.016)            --         1.000
1992..................................     1.00      0.025        (0.000)       0.025         (0.025)            --         1.000
April 10, 1991(4) to
 November 30, 1991....................     1.00      0.024        (0.000)       0.024         (0.024)            --         1.000

NEW YORK MUNICIPAL PORTFOLIO
Year ended November 30,
1997..................................    2.66%      $    73.2       0.98%(1,2)   2.63%(1,2)
1996..................................    2.50%           60.0       0.97%(1)     2.45%(1)
1995..................................    3.07%           52.3       0.79%(1)     3.02%(1)
1994..................................    1.92%           48.0       0.82%(1)     1.90%(1)
1993..................................    1.66%           42.2       0.79%(1)     1.64%(1)
1992..................................    2.56%           32.9       0.74%(1)     2.43%(1)
April 10, 1991(4) to
 November 30, 1991....................    4.29%(3)        18.4       0.56%(1,3)   3.80%(1,3)

(1) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. Additionally, for the years ended November 30, 1997 and November 30, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. Had such waivers and assumptions not been in effect nor such expenses offset, the ratios of net operating expenses to average net assets would have been 0.98%, 0.98%, 1.00%, 1.01%, 1.03%, 1.19% and 1.43%, respectively, and the ratios of net investment income to average net assets would have been 2.62%, 2.44%, 2.81%, 1.71%, 1.40%, 1.98% and 2.93%, respectively.
(2) Average net assets for the year ended November 30, 1997 were $64,686,712.
(3) Annualized.
(4) Commencement of operations.
 * Assumes reinvestment of all dividends.

                       OCC CASH RESERVES PRIMARY PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

     The Primary Portfolio's investment objectives are in the following order of priority--safety of principal, liquidity, and maximum current income from money market securities to the extent consistent with the first two objectives. As a matter of fundamental policy, the Primary Portfolio pursues its objectives by maintaining a diversified portfolio of high quality money market securities of the types described in the succeeding section, all of which at the time of investment have remaining maturities of thirteen months or less within the meaning of the Investment Company Act of 1940 (the 'Act'). While the Portfolio may not change this policy or the other 'fundamental investment policies' described below without shareholder approval, it may, upon notice to shareholders but without such approval, change its other investment policies. As is true with all investment companies, there can be no assurance that the Primary Portfolio's objectives will be achieved.

MONEY MARKET SECURITIES

     The money market securities in which the Primary Portfolio invests are (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively 'U.S. Government Securities'); (2) U.S. dollar-denominated certificates of deposit and bankers' acceptances of prime quality issued or guaranteed by, and interest-bearing time deposits maintained at, (a) U.S. banks or savings and loan associations having total assets of more than $1 billion and which are insured under the administration of the Federal Deposit Insurance Corporation ('FDIC'), (b) foreign branches of such U.S. institutions, and U.S. or foreign branches of foreign banks having total assets of at least $1 billion; (3) domestic or foreign commercial paper of prime quality and participation interests in loans of equivalent quality extended by banks to such companies; and (4) repurchase agreements that are collateralized in full each day by U.S. Government Securities. For the purposes of this prospectus, prime quality shall mean the security (or the issuer for a comparable security) is rated in one of the two highest rating categories for short term debt obligations by any two of Standard & Poor's Corporation ('S&P'), Moody's Investors Service, Inc. ('Moody's'), Fitch Investors Service, Inc. ('Fitch'), Duff & Phelps, Inc. ('Duff') or Thomson BankWatch, Inc., or by one of such rating agencies if only one rating agency has issued a rating with respect to the security, or, if not rated, judged by the Advisor pursuant to criteria adopted by the Fund's Board of Directors to be of comparable quality.

     Investments by the Primary Portfolio which do not satisfy one of the following requirements are considered to be 'Second Tier Securities' and are limited in the aggregate to 5% of the Portfolio's total assets in regard to issues and to 1% of total assets (or $1 million if greater) in regard to any one issuer of such issues: (i) issues rated in the highest category (or the issuer is so rated for a comparable security) by at least two of the above-listed rating agencies; or (ii) if rated only by one agency, rated in the highest category; or (iii) if unrated, determined by the Board of Directors to be of quality comparable to issues which qualify under (i) or (ii). Securities that meet the above requirements are considered 'First Tier Securities.'

     Certificates of deposit represent the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers' acceptances are short-term collateralized credit instruments drawn on and evidencing the obligation of a bank to pay the value at maturity. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Participation interests are undivided beneficial interests in loans giving the purchaser the right to receive a pro rata share of a loan's cash flow. Repurchase agreements are contracts under which the buyer acquires a security subject to the obligation of the seller to repurchase at a fixed price, usually within one week. The Fund enters into such agreements only with 'primary dealers' (as designated by the Federal Reserve Bank of New

York) in U.S. Government Securities and with the Fund's Custodian. The Fund could experience a loss in the event of its failure to realize full value upon collateral liquidation required by a dealer's default. Though investments in obligations of foreign issuers may be higher yielding than those of domestic issuers, they may involve certain different risks such as exchange control regulations; limited availability of information about the issuer; differences in accounting, auditing and financial reporting standards and government regulation; the possibility of expropriation, nationalization or confiscatory taxation; political or social instability or diplomatic developments; and the differences between the economies of the United States and the applicable foreign country, even though the Fund's investments are limited to those in 'developed countries.' Each of these factors is carefully considered when investments are made, but the Fund does not limit the amount of its assets which can be invested in any particular type of eligible obligation or in any developed foreign country.

     The Fund uses the amortized cost method to value its portfolio securities pursuant to Rule 2a-7 of the Act. Certain provisions of Rule 2a-7, which become effective on July 1, 1998, are more restrictive than certain of the fundamental investment policies of the Portfolios. Effective July 1, 1998, the Portfolios will comply with the more restrictive provisions of Rule 2a-7.

OTHER FUNDAMENTAL INVESTMENT POLICIES

     To maintain portfolio diversification and reduce investment risk, the Primary Portfolio may not (1) invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, except that under normal circumstances at least 25% of its total assets will be invested in bank obligations; (2) invest more than 5% of its total assets in the securities of any issuer (loan participations are considered obligations of both the lender and the borrower); (3) invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments including participation interests and other instruments described above for which no secondary markets exist: (4) borrow money except from banks for extraordinary or emergency purposes in aggregate amounts not exceeding 15% of its total assets (and, when such borrowings exceed 5% of its total assets, make any further investments); and (5) mortgage, pledge or hypothecate its assets except to secure such borrowings. Limitations (1) and (2) do not apply to U.S. Government Securities.

                     OCC CASH RESERVES GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVES AND PROCEDURES

     The Government Portfolio's investment objectives are in the following order of priority--safety of principal, liquidity, and maximum current income from money market securities to the extent consistent with the first two objectives. As a matter of fundamental policy, the Government Portfolio pursues its objectives by maintaining a diversified portfolio of high quality money market securities of types described in the succeeding paragraph, all of which at the time of investment have remaining maturities of thirteen months or less within the meaning of the Act. While the Portfolio may not change this policy or the 'other fundamental investment policies' described below without shareholder approval, it may, upon notice to shareholders but without such approval, change its other investment policies. As is true with all investment companies, there can be no assurance that the Government Portfolio's objectives will be achieved.

MONEY MARKET SECURITIES
     The money market securities in which the Government Portfolio invests are
(1) marketable obligations of, or guaranteed by, the United States

Government, its agencies or instrumentalities (collectively 'U.S. Government Securities'), including direct obligations of the United States Treasury such as Bills, Notes and Bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress such as the Federal Home Loan Banks, which have the right to borrow from the U.S. Treasury, and the Federal National Mortgage Association, the securities of which are solely dependent on the issuing instrumentality for repayment; and (2) repurchase agreements that are collateralized in full each day by the types of U.S. Government Securities listed above. These agreements are entered into with 'primary dealers' (as designated by the Federal Reserve Bank of New York) in U.S. Government Securities and with the Fund's Custodian.

OTHER FUNDAMENTAL INVESTMENT POLICIES
     To maintain portfolio diversification and reduce investment risk, the Government Portfolio may not (1) invest more than 5% of its total assets in repurchase agreements with any one vendor, although with respect to 25% of its total assets it may invest without regard to such limitation; (2) invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments; (3) borrow money except from banks for extraordinary or emergency purposes in aggregate amounts not exceeding 15% of its total assets (and, when such borrowings exceed 5% of its total assets, make any further investments); and (4) mortgage, pledge or hypothecate its assets except to secure such borrowings.


                  OCC CASH RESERVES GENERAL MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES
     The General Municipal Portfolio's investment objectives are in the following order of priority-safety of principal, liquidity, and, to the extent consistent with these objectives, maximum current income from money market securities that is exempt from Federal income taxes. As a matter of fundamental policy, the General Municipal Portfolio pursues its objectives by maintaining a diversified portfolio of high-grade municipal securities of the types described in the succeeding section, all of which at the time of investment have remaining maturities of thirteen months or less within the meaning of the Act and generate, in the opinion of bond counsel to the issuer, interest that is exempt from Federal income taxes. At least 80% of the Portfolio's total assets will be invested in such securities (not including securities treated as tax preference items) unless the Advisor has determined that it is in the best interest of the Portfolio to assume a temporary defensive position involving a greater commitment of assets to obligations generating taxable income. Normally, substantially all of the Portfolio's income will be exempt from Federal taxes, although it may be subject to state or local income taxes. While the Portfolio may not change this policy or the 'other fundamental investment policies' described below without shareholder approval, it may, upon notice to shareholders but without such approval, change its other investment policies. As is true with all investment companies, there can be no assurance that the General Municipal Portfolio's objectives will be achieved.

     Under the current Internal Revenue Code (1) interest on tax-exempt municipal securities issued after August 7, 1986 and used to finance 'private activities' (e.g., industrial development bonds) shall be treated as an item of tax preference for purposes of alternative minimum tax ('AMT') imposed on individuals and corporations, though for Federal income tax purposes such interest shall remain fully tax-exempt, and (2) interest on all tax-exempt obligations shall be included in 'adjusted net book income' of corporations for AMT purposes. The General Municipal Portfolio may purchase 'private activity' municipal securities without limitation and therefore a substantial portion (and potentially all) of any distribution from the Portfolio may be treated as a tax preference item (with resulting tax) for those taxpayers subject to AMT. Investors who are already subject to AMT should consider whether an investment in the Portfolio is suitable for them. Investors are urged to consult their own tax advisors with respect to their own tax situations.

MUNICIPAL SECURITIES

     The municipal securities in which the General Municipal Portfolio invests are municipal notes, short-term municipal bonds, short-term discount notes, and participation interests in any of the foregoing. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of thirteen months or less. Examples include tax anticipation and revenue anticipation notes which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Municipal notes and short-term municipal bonds may either be secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, or paid from the revenues of a particular facility or a specific excise or other source. Included within the revenue bonds category are participations in lease obligations or installment purchase contracts (hereinafter collectively called 'lease obligations') of municipalities. States and local agencies or authorities issue lease obligations to acquire equipment and facilities. Short-term discount notes are short-term obligations issued at a discount to face value. Participation interests are undivided interests in loans giving the purchaser the right to a pro-rata share of a loan's cash flow.

     All of the General Municipal Portfolio's municipal securities at the time of purchase must be of prime quality, as previously defined. Securities must also meet credit standards applied by the Advisor.

     The General Municipal Portfolio may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Variable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of domestic or foreign banks having total assets of more than $1 billion; the letters of credit of any single bank in respect of all variable rate obligations will not cover more than 10% of the Portfolio's total assets.

     The General Municipal Portfolio also may purchase tender option bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer, or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities coupled with the tender option to trade at par on the date of such determination. Thus, after payment of the fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor, on behalf of the General Municipal Portfolio, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal security, of any custodian, and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities, and for other reasons. The Fund will consider as illiquid securities tender option bonds as to which it cannot exercise the tender feature on not more than seven days' notice if there is no secondary market available for these obligations.

     Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Lease obligations and conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for government issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain 'non-appropriation' clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing 'non-appropriation' clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

     In addition, lease obligations may not have the depth of marketability associated with other municipal obligations, and as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not the General Municipal Portfolio will consider such securities to be illiquid (the Portfolio may not invest more than 10% of its net assets in illiquid securities), the following guidelines have been established to determine the liquidity of a lease obligation. The factors to be considered in making the determination include: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

     The General Municipal Portfolio also may invest in forward commitments, which obligate the Portfolio to purchase securities, and stand-by commitments or puts, which give the Portfolio the right to resell securities, from or to a dealer at a specified price. Such commitments, which may involve certain expenses and risks, are not expected to comprise a significant portion of the Portfolio's investments. The Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities. The underlying securities are subject to market fluctuations and no interest accrues prior to delivery of such securities.

     The Portfolio may invest a significant percentage of its assets in municipal obligations subject to put or demand features and similar credit and liquidity enhancements. Because the Portfolio invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Portfolio.

TAXABLE INVESTMENTS
     The taxable investments in which the General Municipal Portfolio may invest include obligations of the U.S. Government and its agencies or instrumentalities; high quality certificates of deposit and bankers' acceptances; prime commercial paper; and repurchase agreements collateralized at all times by such instruments.


OTHER FUNDAMENTAL INVESTMENT POLICIES
     To maintain Portfolio diversification and reduce investment risk, the General Municipal Portfolio may not (1) invest more than 25% of its total assets in municipal securities whose issuers are located in the same state or more than 25% of its total assets in municipal securities whose interest is paid from revenues of similar-type projects; (2) invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government) except that up to 25% of its total assets may be invested in the First Tier Securities of a single issuer for a period of three business days (this exception is not available for more than one issuer at any time); it may invest without regard to such 5% limitation with respect to 25% of its total assets until July 1, 1998;
(3) invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments; (4) borrow money except from banks for extraordinary or emergency purposes and in aggregate amounts not exceeding 15% of its total assets (and, when such borrowings exceed 5% of its total assets, make any further investments); and (5) mortgage, pledge or hypothecate its assets except to secure such borrowings.

     On and after July 1, 1998, the General Municipal Portfolio will not invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government) except for the three day period described in (2) above, as required by Rule 2a-7. In addition, the Portfolio may not invest more than 5% of its total assets in private activity municipal securities that are Second Tier Securities and the Portfolio may not invest more than the greater of 1% of its total assets or $1 million in securities issued by an issuer of private activity municipal securities that are Second Tier Securities.

                OCC CASH RESERVES CALIFORNIA MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES
     The investment objectives of the California Municipal Portfolio (the 'Portfolio') are in the following order of priority-safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income available from money market securities that is exempt from Federal and California personal income taxes. The Portfolio pursues its objectives by maintaining a portfolio of high-grade securities of the types described in the succeeding section, which at the time of investment have remaining maturities of thirteen months or less within the meaning of the Act and generate, in the opinion of bond counsel to the issuer, interest that is exempt from Federal and California personal income taxes ('California Municipal Securities'). As a matter of fundamental policy, at least 80% of the Portfolio's total assets will be invested in California Municipal Securities unless the Advisor determines that it is in the best interest of the Portfolio to assume a temporary defensive position involving a greater commitment of assets to obligations generating taxable income. Normally, substantially all of the Portfolio's income will be exempt from Federal and California personal income taxes. While the Portfolio may not change the foregoing policies or the 'other fundamental investment policies' described below without shareholder approval, it may, upon notice to shareholders but without such approval, change its other investment policies. As is true with all investment companies, there can be no assurance that the Portfolio's objectives will be achieved.

     The Portfolio may purchase 'private activity' municipal securities without limitation and therefore a substantial portion (and potentially all) of any distribution from the Portfolio may be treated as a tax preference item (with resulting tax) for those taxpayers subject to AMT (as defined on page 7). Investors already subject to AMT should consider whether an investment in the Portfolio is suitable for them. Investors are urged to consult their own tax advisors with respect to their own tax situations.

CALIFORNIA MUNICIPAL SECURITIES

     The California Municipal Securities in which the Portfolio invests are municipal notes, short-term municipal bonds, short-term discount notes and participation interests in any of the foregoing as described under 'Municipal Securities' on page 8.

     All of the Portfolio's securities at the time of purchase are of prime quality as defined previously. Securities must also meet credit standards applied by the Advisor.

     The Portfolio may invest in variable rate obligations, forward commitments and stand-by commitments, tender option bonds and lease obligations, as described and according to the limitations set forth under 'Municipal Securities' on page 8. The Portfolio may invest a significant percentage of its assets in municipal obligations subject to put or demand features and similar credit and liquidity enhancements. Because the Portfolio invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Portfolio.

     Investors in the California Municipal Portfolio should consider the possible greater risk arising from the geographic concentration and non-diversified structure of the Portfolio's investments, as well as the current and past financial condition of California municipal issuers which is discussed in the Statement of Additional Information ('SAI').

TAXABLE INVESTMENTS
     While it is anticipated that substantially all of the Portfolio's assets will be invested in California Municipal Securities, the Portfolio is authorized, under normal circumstances, to invest up to 20% of its total assets in taxable investments. The taxable investments are limited to obligations of the U.S. Government and its agencies or instrumentalities; prime quality certificates of deposit and bankers acceptances of domestic banks; prime quality commercial paper; and repurchase agreements collateralized at all times by such instruments.


OTHER FUNDAMENTAL INVESTMENT POLICIES

     To reduce investment risk, the Portfolio may not (1) invest more than 25% of its total assets in securities whose interest is paid from revenues of similar-type projects; (2) until July 1, 1998 with respect to 50% of its assets invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government); (3) invest any more than 25% of its assets in any one issuer; provided that on and after July 1, 1998, the Portfolio may not invest more than 5% of its total assets in securities of any one issuer that are not First Tier Securities; (4) invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments; (5) borrow money except from banks for extraordinary or emergency purposes and in aggregate amounts not exceeding 15% of its total assets, and when such borrowings exceed 5% of its total assets, make any further investments; and (6) mortgage, pledge or hypothecate its assets except to secure such borrowings.

     On and after July 1, 1998, the California Municipal Portfolio will not invest more than five percent of its total assets in securities issued by any one issuer; this restriction will apply to seventy-five percent of the total assets of the Portfolio, as required by Rule 2a-7. In addition, the Portfolio will not invest more than five percent of its total assets in private activity municipal securities that are Second Tier Securities. The Portfolio will not invest more than the greater of one percent of its total assets or one million dollars in private activity municipal securities issued by an issuer that are Second Tier Securities.

                 OCC CASH RESERVES NEW YORK MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives of the New York Municipal Portfolio (the 'Portfolio') are in the following order of priority-safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income available from money market securities that is exempt from Federal, New York State and New York City income taxes. The Portfolio pursues its objectives by maintaining a portfolio of high-grade securities of the types described in the succeeding section, which at the time of investment have remaining maturities of thirteen months or less within the meaning of the Act and generate, in the opinion of bond counsel to the issuer, interest that is exempt from Federal, New York State and New York City income taxes ('New York Municipal Securities'). As a matter of fundamental policy, at least 80% of the Portfolio's total assets will be invested in New York Municipal Securities unless the Advisor determines that it is in the best interest of the Portfolio to assume a temporary defensive position involving a greater commitment of assets to obligations generating taxable income. Normally, substantially all of the Portfolio's income will be exempt from Federal, New York State and New York City income taxes. While the Portfolio may not change the foregoing policies or the 'other fundamental investment policies' described below without shareholder approval, it may, upon notice to shareholders but without such approval, change its other investment policies. As is true with all investment companies, there can be no assurance that the Portfolio's objectives will be achieved.

     The Portfolio may purchase 'private activity' municipal securities without limitation, and therefore a substantial portion (and potentially all) of any distribution from the Portfolio may be treated as a tax preference item (with resulting tax) for those taxpayers subject to AMT as defined on page 7. Investors who are already subject to AMT should consider whether an investment in the Portfolio is suitable for them. Investors are urged to consult their own tax advisors with respect to their own tax situations.

NEW YORK MUNICIPAL SECURITIES

     The New York Municipal Securities in which the Portfolio invests are municipal notes, short-term municipal bonds, short-term discount notes and participation interests in any of the foregoing as described under Municipal Securities on page 8.

     All of the Portfolio's securities at the time of purchase are of prime quality as defined previously. Securities must also meet credit standards applied by the Advisor.

     The Portfolio may invest in variable rate obligations, forward commitments and stand-by commitments or puts, tender option bonds and lease obligations as described and according to the limitations set forth under 'Municipal Securities' on page 8. The Portfolio may invest a significant percentage of its assets in municipal obligations subject to put or demand features and similar credit and liquidity enhancements. Because the Portfolio invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Portfolio.

     Investors in the New York Municipal Portfolio should consider the possible greater risk arising from the geographic concentration and non-diversified structure of the Portfolio's investments, as well as the current and past financial condition of New York municipal issuers which is discussed in the SAI.

TAXABLE INVESTMENTS

     While it is anticipated that substantially all of the Portfolio's assets will be invested in New York Municipal Securities, the Portfolio is authorized, under normal circumstances, to invest up to 20% of its total assets in taxable investments. The taxable investments are limited to obligations of the U.S. Government and its agencies or instrumentalities; prime quality certificates of deposit and bankers acceptances of domestic banks; prime quality commercial paper; and repurchase agreements collateralized at all times by such instruments.

OTHER FUNDAMENTAL INVESTMENT POLICIES

     To reduce investment risk, the Portfolio may not (1) invest more than 25% of its total assets in securities whose interest is paid from revenues of similar-type projects; (2) until July 1, 1998, with respect to 50% of its assets invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government); (3) invest any more than 25% of its assets in any one issuer; provided that on and after July 1, 1998, the Portfolio may not invest more than 5% of its total assets in securities of any one issuer that are not First Tier Securities; (4) invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments; (5) borrow money except from banks for extraordinary or emergency purposes and in aggregate amounts not exceeding 15% of its total assets, and when such borrowings exceed 5% of its total assets, make any further investments; and (6) mortgage, pledge or hypothecate its assets except to secure such borrowings.

     On and after July 1, 1998, the New York Municipal Portfolio will not invest more than five percent of its total assets in securities issued by any one issuer; this restriction will apply to seventy-five percent of the total assets of the Portfolio, as required by Rule 2a-7. In addition, the Portfolio will not invest more than five percent of its total assets in private activity municipal securities that are Second Tier Securities. The Portfolio will not invest more than the greater of one percent of its total assets or one million dollars in private activity municipal securities issued by an issuer that are Second Tier Securities.

                             ADDITIONAL INFORMATION

ARRANGEMENTS FOR TELEPHONE REDEMPTIONS. If you wish to use the telephone redemption procedure, indicate this on your New Account Application and designate a bank and account number to receive the proceeds of your withdrawals. You also may choose to have the proceeds mailed to you in the form of check to the address of record on your account. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to Unified with your signature guaranteed by an eligible guarantor, and designate a bank and account number to receive redemption proceeds. Eligible guarantors include member firms of a national securities exchange, banks, savings associations, and credit unions, as defined by the Federal Deposit Insurance Act. For joint accounts, all owners must sign and have their signatures guaranteed.

     INVESTMENTS MADE BY CHECK. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal Funds in one business day following receipt and is then invested in the Fund. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

     Forwarding of proceeds from any redemption of Fund shares purchased by check may be delayed only until the check has cleared which may normally take up to ten days following the purchase date.

     AUTOMATED CLEARING HOUSE TRANSFERS. Fund shares can be purchased and redeemed by ACH electronic funds transfer between Unified and a bank. There are no charges to you for ACH transactions, either by the Fund or Unified. ACH transfers are completed approximately two business days following the placement of transfer orders.

     For your Fund account to be eligible for ACH transfers to and from your bank, you must complete Unified's ACH Authorization Form which can be obtained from our service representative by telephoning the number below. Direct deposits into your Fund account by ACH transfer can be used for part or all of recurring payments made to you by your employer (corporate, Federal, military, or other type) or by the Social Security Administration. Instructions to the sending parties are simple; call toll-free 800-UMC-FUND (800-862-3863) to obtain complete information from our service representative.

     TIMING OF INVESTMENTS AND REDEMPTIONS. The Fund has two transaction times each day, at 12:00 noon and 4:00 p.m. (New York time). New investments represented by Federal Funds or bank wire monies received by the Custodian prior to 12:00 noon are paid the full dividend for that day; such investments received after 12:00 noon do not begin to receive daily dividends until the next day. Redemption orders received prior to 12:00 noon are effected at 12:00 noon; the shares redeemed do not earn that day's dividend however the redemption proceeds are available that day. Redemption orders received after 12:00 noon are effected at 4:00 p.m.; the shares redeemed earn the daily dividend for that day and the redemption proceeds are remitted the next business day.

     MINIMUMS. The Fund has minimums of $1,000 for initial investments, $100 for subsequent investments, and $500 for account balances. These minimums do not apply to shareholder accounts maintained through brokerage firms or other financial institutions, as such financial intermediaries may maintain their own minimums for their customer's investments in the Fund. The Fund may impose service charges upon financial intermediaries to reflect the relatively higher costs of small accounts and small transactions; these intermediaries may in turn pass on such charges to affected accounts.

     A shareholder subject to the minimum account balance requirement must increase his or her account balance to at least $500 within sixty days after notice of a deficient balance has been mailed by the Fund, or the Fund may close the account and mail a check for the proceeds to the shareholder. The Fund intends at least once each six months to review its shareholder balances in regard to the $500 minimum and to send appropriate notices to shareholders with deficient accounts. The Fund imposes no minimums for redemptions by mail or for redemptions made on an account's behalf by brokerage firms or other financial institutions. However, such firms may have internal procedures that include minimums.

     SHARE PRICE. Shares are sold and redeemed on a continuing basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00, although this share price is not guaranteed. The net asset value is determined each business day at 12:00 noon and 4:00 p.m. (New York time). The net asset value per share is calculated by taking the sum of the value of investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Advisor, are accrued daily.

     DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of each Portfolio is determined each business day and is declared payable pro rata to shareholders of record as of 12:00 noon. Declared dividends are accrued and are automatically paid into shareholders' accounts on a monthly basis. As such additional reinvested shares earn subsequent dividends, a compounding growth of income occurs.

     Net income of the Portfolios consists of all accrued interest income on portfolio assets less the expenses applicable to that dividend period. All realized gains and losses are reflected in the net asset value and are not included in net investment income.

     Distributions to your account of tax-exempt interest income are not subject to Federal income tax (other than the alternative minimum tax and market discount, if any, on securities purchased by the Portfolio), but may be subject to state or local income taxes. Distributions of income earned by the California General Municipal Portfolio from California tax-exempt securities are not subject to Federal income tax (other than the alternative minimum tax described above) or to California personal income taxes. Distributions of income earned by the New York Municipal Portfolio from New York Municipal Securities are not subject to Federal income tax (other than the alternative minimum tax described above) or to New York State and New York City income taxes. Distributions of taxable interest income, other investment income, and net short-term capital gains are taxed to you as ordinary income; state and local taxation of such distributions, if any, may be reduced in proportion to the percentage of income that derives from U.S. Government obligations. Distributions of net long-term capital gains would be taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions of net short-term and long-term capital gains, if any, would be made at least annually. Each January, each Portfolio will send you tax information for the calendar year just ended stating the amounts and types of all its distributions, including the percentage of income derived from U.S. Government obligations, for the calendar year just ended.

     PERIODIC WITHDRAWALS. Without affecting your right to use any of the methods of redemption described on page 18, by checking the appropriate boxes on the Application Form you may elect to participate additionally in the following plans without any separate charges. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account. Under the Systematic Withdrawal Plan, you may request checks in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person.


     THE ADVISOR. The Fund retains OpCap Advisors (the 'Advisor'), One World Financial Center, New York, New York, 10281, under an Advisory Agreement to provide investment advice and, in general, to supervise the Fund's business affairs and investment program, subject to the general control of the Directors of the Fund. The Advisor is a subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $61.4 billion in assets under management on December 31, 1997. All investment management services performed under the Advisory Agreement are performed by employees of Oppenheimer Capital. On November 4, 1997, PIMCO Advisors L.P. ('PIMCO Advisors'), a registered investment adviser with $125 billion in assets under management through various subsidiaries, and its affiliates acquired control of Oppenheimer Capital and its subsidiary OpCap Advisors, the Manager of the Fund. A new Advisory Agreement (on identical terms as the previous Advisory Agreement) between the Fund and OpCap Advisors became effective November 5, 1997. The new Advisory Agreement was approved by the shareholders of each Portfolio of the Fund at a Special Meeting of Shareholders held on October 14, 1997. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital and OpCap Advisors became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P. ('PIMCO G.P.') a California general partnership, and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), a NYSE-listed Delaware limited partnership of which PIMCO G.P. is the sole general partner. PIMCO GP beneficially owns or controls (through its general partner interest in PIMCO Advisors Holdings, L.P. formerly Oppenheimer Capital, L.P.) greater than 80% of the units of limited partnership ('Units') of PIMCO Advisors. PIMCO GP has two general partners. The first of these is Pacific Investment Management Company, a wholly-owned subsidiary of Pacific Financial Asset Management Company, which is a direct subsidiary of Pacific Life Insurance Company ('Pacific Life'). The managing general partner of PIMCO GP is PIMCO Partners L.L.C. ('PPLLC'), a California limited liability company. PPLLC's members are the Managing Directors (the 'PIMCO Managers') of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the 'PIMCO Subpartnership'). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson Jr., William S. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III. PIMCO Advisors is governed by a Management Board, which consists of sixteen members, pursuant to a delegation by its general partners. PIMCO GP has the power to designate up to nine members of the Management Board and the PIMCO Subpartnership, of which the PIMCO Managers are the Managing Directors, has the power to designate up to two members. In addition, PIMCO GP, as the controlling general partner of PIMCO Advisors, has the power to revoke the delegation to the Management Board and exercise control of PIMCO Advisors. As a result, Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers disclaim such control. Because of direct or indirect power to appoint 25% of the members of the Equity Board, (i) Pacific Life and
(ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the Investment Company Act, to control PIMCO Advisors. Pacific Life, the PIMCO Subpartnership and the PIMCO Managers disclaim such control. The management fee rate for each Portfolio is at an annual rate of
 .50% on the first $100 million of average daily net assets, .45% on the next $200 million of average daily net assets, and .40% of average daily net assets in excess of $300 million, payable monthly.

     DISTRIBUTION PLAN. Under a Distribution Assistance and Administrative Services Plan (the 'Plan') adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Portfolio pays the Advisor monthly at an annual rate of .25 of 1% of the Portfolio's average daily net assets. Substantially all such monies are paid by the Advisor to broker-dealers, banks and other depository institutions, and other financial intermediaries for distribution assistance and administrative services provided to the Portfolio, with any remaining amounts being used to partially defray other expenses incurred by the Advisor in distributing shares. The Plan has been approved by the Board of Directors and by the Fund's shareholders. The Statement of Additional Information contains additional information about the Advisory Agreement and the Plan.

     ADMINISTRATIVE SERVICES. The Fund also may pay certain broker-dealers including CIBC Oppenheimer Corp. for performing certain administrative services for accounts in the Fund including providing beneficial owners with statements showing their positions in the Fund, posting dividend payments to beneficial owners' accounts, and providing shareholder information to enable the Fund to mail prospectuses, annual and semi-annual reports to beneficial owners. Such payments are capped at 5 basis points of average daily net assets.

     EXPENSES-EXPENSE LIMITATION. Principal operating expenses of the Fund consist of the Advisor's fee, costs of the Plan, legal and accounting expenses, custodian fees, and transfer agent and other shareholder servicing costs. Shareholders pay no direct charges or fees for investment services. Each Portfolio's expenses are paid out of its gross investment income. The Advisor reimburses each Portfolio to the extent that the combined aggregate operating expenses of the Portfolio exceed 1% (net of any expense offsets) of its average daily net assets for any fiscal year.

     FUND ORGANIZATION. The Fund, which is an open-end investment company registered under the Investment Company Act of 1940, was organized as a Maryland corporation in series form in April 1989. The Fund's activities are supervised by its Board of Directors. Each share of a Portfolio is entitled to one vote; shares vote as a single series on matters that affect all Portfolios in substantially the same manner. The Fund does not intend to hold regular annual shareholder meetings. Directors are required to call a special meeting of a Portfolio's shareholders if owners of at least 10% of the Portfolio's outstanding shares so request in writing. The Fund may establish additional Portfolios which may have different investment objectives from those stated in this prospectus. The Fund issues shares only for full monetary consideration, and it does not issue share certificates.

     REPORTS. You will receive semi-annual and annual reports of the Portfolio in which you are invested. To reduce expenses, only one copy of financial reports will be mailed to your household, even if you have more than one account. If you wish to receive additional copies of financial reports, please call 1-800-401-6672. You can arrange for a copy of each of your account statements to be sent to other parties.


     YIELD DEFINITIONS. From time to time we may advertise yield, effective yield, and tax equivalent yield. Yield refers to income generated by an investment in a Portfolio over a seven day or other stated period, expressed as an annual percentage rate. Effective yield of a Portfolio results from the compounding of periodically reinvested dividends. Tax-equivalent yield represents the amount of income subject to a particular tax rate which would have to be earned to give an investor an amount of income equal to tax-exempt income. In addition, reference in advertisements may be made to ratings and ratings among similar funds by independent evaluators, such as Lipper's Analytical Services, Inc. The performance of the Portfolios may be compared to recognized indices of market performance.

     CUSTODIAN AND TRANSFER AGENT. The custodian of the assets, transfer agent and shareholder servicing agent for the Fund is State Street Bank and Trust Company. CIBC Oppenheimer Corp. maintains an omnibus account for its customers who are shareholders of the Fund and provides certain recordkeeping for those shareholders. Cash balances of the Fund with the Custodian in excess of $100,000 are unprotected by Federal deposit insurance. Such uninsured balances may at times be substantial.

     SHAREHOLDER SERVICING AGENT FOR CERTAIN SHAREHOLDERS. Unified Management Corporation (800-UMC-FUND(862-3863)) is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of 225 Liberty Advisers, L.P. and for former shareholders of the Unified Funds and Liquid Green Trust, accounts which participated or participate in a retirement plan for which Unified Investment Advisers, L.P. or an affiliate acts as custodian or trustee, accounts which have a brokerage account, and other accounts for which Unified Management Corporation is the dealer of record.

     YEAR 2000 ISSUES. The management services provided to the Fund by the Advisor, and the services provided by the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other incorrect date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisor and Transfer Agent have been actively working on necessary changes to their own computer systems to deal with the year 2000 and expect that their systems will be adapted before that date, but there can be assurance that they will be successful or that interaction with other noncomplying computer systems will not impair their services at that time.

                        PURCHASE AND REDEMPTION OF SHARES

OPENING ACCOUNTS--NEW INVESTMENTS

A.  WHEN FUNDS ARE SENT BY WIRE (the wire method permits immediate credit)

     1) Telephone Unified toll-free at 800-UMC-FUND (800-862-3863). A service representative will ask you for (a) the name of the account as you wish it to be registered, (b) the address of the account, (c) your taxpayer identification number (social security number for an individual) and (d) the name of the Portfolio in which you wish to invest. You will then be provided with a control number.

     2) Instruct your bank to wire Federal Funds (see minimums below) exactly as follows and precisely in the order presented:

RECEIVING BANK INFORMATION:
Fifth Third Bank (Cincinnati, OH)
ABA#042000314

BENEFICIARY INFORMATION:

BNF=OCC Cash Reserves

(specify Primary, Government, General Municipal, California Municipal or New York Municipal Portfolio)

AC-71575485

OTHER BENEFICIARY INFORMATION:
OBI=OCC Cash Reserves

Your account name                   }       as registered
Your account number                 }       with the Fund

     There is a $1,000 minimum to open a new account, except that there is no minimum for opening Individual Retirement Accounts or other retirement plans.

     3) Mail a completed Application Form to:

        Unified Management Corp.
        P.O. Box 6110
        Indianapolis, IN 46206-6110

        for other than U.S. Postal Service mail:

        Unified Management Corp.
        431 North Pennsylvania Street
        Indianapolis, IN 46204-1806

B.  WHEN FUNDS ARE SENT BY CHECK

     1) Complete the New Account Application

     2) Mail the completed Application along with your check, money order or Federal Reserve bank draft (see minimums under A(2) above) payable to the OCC Cash Reserves Portfolio you have selected, to the address in A(3) above.

C.  BY EXCHANGE

     1) By Mail-Send a written request to the address in A(3) above. Sign the request exactly as your name appears on the account registration. (For joint accounts, all owners must sign.) Be certain your request meets the minimum for a new account and that the amount remaining in the Fund from which you are exchanging also exceeds its minimum. (For more information see page 13.)

     2) By Telephone-Call Unified at 800-UMC-FUND (800-862-3863).

SUBSEQUENT INVESTMENTS (Purchases)

A. INVESTMENTS BY WIRE (to obtain immediate credit)

          Instruct your bank to wire Federal Funds (minimum $1000) as in A(2) above.

B. INVESTMENTS BY CHECK

     Mail your check, money order or Federal Reserve bank draft (minimum $100), payable to the appropriate OCC Portfolio, to the address in A(3) above, along with the remittance portion of your last account statement or letter of instruction. Include your account name, account number and Portfolio name on the front of your check, money order or draft.

C. BY EXCHANGE

     Follow instructions under C, above. There is no minimum for systematic exchanges established for dollar cost averaging purposes.

WITHDRAWALS (Redemptions)

A. WITHDRAWALS BY TELEPHONE (requires pre-arrangement; call 800-UMC-FUND (800-862-3863) for information)

     Telephone Unified toll-free at 800-UMC-FUND (800-862-3863) or at 317-634-3300 (not toll-free) and place your redemption request with the service representative. You may request that your redemption proceeds be sent via wire or ACH to your previously-designated bank account or that a check be mailed to you. Wires will be sent to your bank and checks will be mailed to you on the next Indiana business day following receipt of your request. Unified may charge a fee for wire redemptions. Monies sent via ACH take approximately two business days to reach your bank. You may be required to have your signature guaranteed. (See page 13.)

B. WITHDRAWALS BY CHECKWRITING

     Under the Fund's Regular Checkwriting Service, you may write checks made payable to any payee in any amount of $250 or more. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment.

     Please do not use the checkwriting service to close out your OCC account, as the balance of your account will continue to increase via daily dividends until the check is presented for payment. Unified reserves the right to impose a charge for certain check services such as checks returned unpaid for insufficient funds or for checks on which you have placed a stop order.

C. WITHDRAWALS BY MAIL

     Submit a written request for any amount to Unified at the address in A(3) above. Include your account name as registered and your account number. Sign the request exactly as your name appears on the registration. (For joint accounts, all owners must sign.) You may be required to have your signature guaranteed. (See page 13.)

OBTAINING AN APPLICATION FORM--ASSISTANCE

     If you wish to obtain an Application Form, or if you have any questions about the Form, purchasing shares, or other Fund procedures, please telephone the Fund toll-free at 800-UMC-FUND (800-862-3863).

     If your account with the Fund is to be maintained through a brokerage firm or other institution, do not fill out the Application Form or the Signature Card. Instead, contact your account representative at such institution. Institutions may charge a fee for providing such assistance.

   OCC Cash Reserves (the 'Fund') is an open-end money market fund investment company with five separate Portfolios. Though the Portfolios have the same investment objectives of safety of principal, liquidity and maximum current income, they may in the pursuit of these objectives invest in different types of money market securities or in different proportions of the same types of securities. This prospectus sets forth information about the Fund and its Primary, Government, General Municipal, California Municipal and New York Municipal Portfolios that a prospective investor should know before investing.

   Please retain this prospectus for future reference.

   A Statement of Additional Information dated March 31, 1998 provides further discussion of certain areas in this prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A free copy may be obtained by writing the Fund.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES

AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS
------------------------------------------------------
                                                 PAGE
Introduction.........................................1
Expense Information..................................2
Financial Highlights.................................3
Primary Portfolio....................................5
Government Portfolio.................................6
General Municipal Portfolio..........................7
California Municipal Portfolio......................10
New York Municipal Portfolio........................11
Additional Information..............................13
Purchase and Redemption of Shares...................17

--------------------------------------------------------------------------------

                                    [LOGO]

--------------------------------------------------------------------------------


  o  Primary Portfolio

  o  Government Portfolio

  o  General Municipal Portfolio

  o  California Municipal Portfolio

  o  New York Municipal Portfolio


 Offered through
 Unified Management Corporation
 431 N. Pennsylvania St.
 Indianapolis, IN 46204-1806

 PROSPECTUS

 March 31, 1998

-------------------------------------------------------------------------------

[LOGO]           ................................. with investment objectives of


                          SAFETY o LIQUIDITY o INCOME

     OCC Cash Reserves (the 'Fund') is a money market fund with five distinct Portfolios--the Primary Portfolio, the Government Portfolio, the General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolio (the 'Portfolios').

     Safety of principal is sought by investing in securities which are selected for their high quality, liquidity and stability of principal. A security at the time of purchase cannot have a maturity exceeding thirteen months within the meaning of the Investment Company Act of 1940, and the average weighted maturity of all securities in the Portfolio cannot exceed 90 days. Such a short average maturity enhances the ability of each Portfolio to provide both liquidity and stability of value to you and your fellow shareholders. While each Portfolio seeks to maintain (and has maintained) its share price at $1.00, investments in the Portfolios are not guaranteed or insured by the U.S. Government and there is no assurance that a Portfolio will maintain a constant price of $1.00 per share. The California Municipal Portfolio and the New York Municipal Portfolio each may invest a significant percentage of its assets in a single issuer and therefore investment in those Portfolios may be riskier than an investment in other types of money market funds.

IS OCC CASH RESERVES FOR YOU?
     The Fund is designed for individuals, institutions, advisors, custodians, charities, fiduciaries and corporations who can benefit from a fund seeking maximum current income and who place value on an investment having safety of principal, liquidity, stability, simplicity, and convenience. The availability of five separate Portfolios provides you with the advantage of selecting a combination of investment characteristics particularly suitable to your needs. The five Portfolios described in this Prospectus compare to one another as follows:

Primary Portfolio    --   highest money market income; conservative investments
Government           --   high money market income; very conservative investments
  Portfolio
General Municipal    --   highest money market tax-exempt income; conservative investments
  Portfolio
California           --   highest money market income exempt from Federal and California personal income
  Municipal               taxes; conservative investments
  Portfolio
New York Municipal   --   highest money market income exempt from Federal, New York State and New York
  Portfolio               City income taxes; conservative investments

                               EXPENSE INFORMATION


     The expense summary format below was developed for use by all mutual funds to help investors understand the various direct costs and expenses related to a fund investment.

     SHAREHOLDER TRANSACTION EXPENSES (FOR EACH PORTFOLIO)

Sales Load Imposed on Purchases......................................       None
Sales Load Imposed on Reinvested Dividends...........................       None
Redemption Fees......................................................       None

     ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF EACH PORTFOLIO'S AVERAGE NET ASSETS)

                                                                    GENERAL     CALIFORNIA   NEW YORK
                                         PRIMARY     GOVERNMENT    MUNICIPAL    MUNICIPAL    MUNICIPAL
                                        PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                        ---------    ----------    ---------    ---------    --------
Management fees......................      .41%          .49%         .49%         .50%         .50%
12b-1 (Distribution Plan)
  expenses...........................      .25%          .25%         .25%         .25%         .25%
Other Expenses.......................      .19%          .24%         .22%         .21%         .23%
                                           ---           ---          ---          ---          ---
Total Operating Expenses.............      .85%          .98%         .96%         .96%         .98%

     During the fiscal year ended November 30, 1997, OpCap Advisors (the 'Advisor') waived part of its advisory fee with respect to the Government Portfolio, the General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolio. After giving effect to such waivers, the management fees for the Government Portfolio, the General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolio were
 .49%, .49%, .44% and .50%, respectively. The advisory fee waivers for the Government, General Municipal and New York Municipal Portfolio were pursuant to an agreement by the Advisor to assume expenses (net of any expense offsets) in excess of 1.00% of average net assets in any fiscal year. The advisory fee waiver for the California Municipal Portfolio was voluntary to the extent of fee waivers made to bring expenses below 1.00% of average net assets. Other Expenses are shown gross of certain expense offsets afforded the Portfolio which effectively lowered overall custody expenses. After giving effect to such waivers and expense offsets, total operating expenses were .98%, .96%, .90% and
 .97%, respectively, for the Government Portfolio, the General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolio.

     The following table illustrates the expenses that an investor would pay on a hypothetical $1,000 investment in each of the Portfolios assuming a 5% annual return (cumulatively through the end of each time period). Neither the 5% return nor the estimated expenses should be considered an indication of actual or expected performance or expenses, both of which may vary.


                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           ------    -------    -------    --------
Primary Portfolio.......................................   $ 8.68    $ 27.13    $ 47.14    $ 104.89
Government Portfolio....................................    10.00      31.22      54.17      120.12
General Municipal Portfolio.............................     9.79      30.58      53.09      117.81
California Municipal Portfolio..........................     9.79      30.58      53.09      117.81
New York Municipal Portfolio............................    10.00      31.22      54.17      120.12

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

     The financial information presented below has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon appears in the Statement of Additional Information ('SAI'). Investors should understand that all the following information should be read in conjunction with the financial statements and related notes thereto appearing in the SAI.

                                                                                                 DIVIDENDS
                                                INCOME FROM                                  AND DISTRIBUTIONS
                                           INVESTMENT OPERATIONS                 ------------------------------------------
                             -------------------------------------------------                  DISTRIBUTIONS     TOTAL
                                                          NET         TOTAL      DIVIDENDS TO        TO         DIVIDENDS
                             NET ASSET                 REALIZED       INCOME     SHAREHOLDERS   SHAREHOLDERS       AND
                              VALUE,        NET       GAIN/(LOSS)      FROM        FROM NET       FROM NET     DISTRIBUTIONS
                             BEGINNING   INVESTMENT       ON        INVESTMENT    INVESTMENT      REALIZED          TO
                             OF PERIOD     INCOME     INVESTMENTS   OPERATIONS      INCOME         GAINS       SHAREHOLDERS
PRIMARY PORTFOLIO
Year ended November 30,
1997.........................  $ 1.000     $0.047       ($0.000)      $0.047       ($ 0.047)            --       ($ 0.047)
1996.........................    1.000      0.046        (0.000)       0.046         (0.046)      ($ 0.000)        (0.046)
1995.........................    1.000      0.051         0.000        0.051         (0.051)        (0.000)        (0.051)
1994.........................    1.000      0.032         0.000        0.032         (0.032)        (0.000)        (0.032)
1993.........................    1.000      0.024         0.000        0.024         (0.024)        (0.000)        (0.024)
1992.........................    1.000      0.033         0.000        0.033         (0.033)        (0.000)        (0.033)
1991.........................    1.000      0.057        (0.000)       0.057         (0.057)            --         (0.057)
December 13, 1989(4) to
 November 30, 1990...........    1.000      0.073         0.000        0.073         (0.073)        (0.000)        (0.073)


                                                                            RATIOS TO
                                                                           AVERAGE NET
                                                                             ASSETS

                               NET ASSET               NET ASSETS,   -----------------------
                                VALUE,                   END OF         NET          NET
                                  END       TOTAL        PERIOD      OPERATING    INVESTMENT
                               OF PERIOD   RETURN*     (MILLIONS)    EXPENSES       INCOME
PRIMARY PORTFOLIO
Year ended November 30,
1997.........................   $ 1.000      4.85%      $ 2,166.6       0.85%(1,2)     4.75%(1)
1996.........................     1.000      4.69%        1,712.6       0.91%(2)      4.60%
1995.........................     1.000      5.19%        1,671.1       0.94%         5.07%
1994.........................     1.000      3.26%        1,453.8       0.91%         3.21%
1993.........................     1.000      2.44%        1,413.9       0.90%         2.41%
1992.........................     1.000      3.38%        1,168.3       0.88%         3.34%
1991.........................     1.000      5.89%        1,249.0       0.86%         5.74%
December 13, 1989(4) to
 November 30, 1990...........     1.000      7.80%(3)     1,244.2       0.87%(3,5)     7.47%(3,5)

(1) Average net assets for the year ended November 30, 1997 were $1,926,769,081.
(2) Gross of expenses offset (see note 1g in Notes to Financial Statements). The net ratios of operating expenses to average net assets were 0.85% and 0.91% for the years ended November 30, 1997 and November 30, 1996, respectively.
(3) Annualized.
(4) Commencement of operations.
(5) During the period noted above, the Adviser waived a portion of its fees. Had such waiver not been in effect, the net operating expense and net investment income ratios would have been 0.88% and 7.46%, respectively.

GOVERNMENT PORTFOLIO
Year ended November 30,
1997.........................  $ 1.000     $0.045       ($0.000)      $0.045       ($ 0.045)            --       ($ 0.045)
1996.........................    1.000      0.044        (0.000)       0.044         (0.044)      ($ 0.000)        (0.044)
1995.........................    1.000      0.049         0.000        0.049         (0.049)        (0.000)        (0.049)
1994.........................    1.000      0.031         0.000        0.031         (0.031)            --         (0.031)
1993.........................    1.000      0.022            --        0.022         (0.022)            --         (0.022)
1992.........................    1.000      0.032         0.000        0.032         (0.032)        (0.000)        (0.032)
1991.........................    1.000      0.055            --        0.055         (0.055)            --         (0.055)
February 14, 1990(4) to
 November 30, 1990...........    1.000      0.059         0.000        0.059         (0.059)        (0.000)        (0.059)

GOVERNMENT PORTFOLIO
Year ended November 30,
1997.........................   $ 1.000      4.60%      $   100.0       0.98%(1,2)     4.51%(1,2)
1996.........................     1.000      4.51%          101.1       1.00%(1)      4.41%(1)
1995.........................     1.000      5.02%          108.6       1.00%(1)      4.91%(1)
1994.........................     1.000      3.12%          113.2       0.95%(1)      3.08%(1)
1993.........................     1.000      2.26%          127.9       1.00%         2.24%
1992.........................     1.000      3.24%          131.7       0.93%(1)      3.23%(1)
1991.........................     1.000      5.69%          142.2       0.84%(1)      5.62%(1)
February 14, 1990(4) to
 November 30, 1990...........     1.000      7.67%(3)       150.1       0.67%(1,3)     7.34%(1,3)


(1) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. Additionally, for the years ended November 30, 1997 and November 30, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. Had such waivers and assumptions not been in effect nor such expenses offset, the ratios of net operating expenses to average net assets would have been 0.99%, 1.00%, 1.02%, 0.97%, 0.94%, 0.92% and 1.19%, respectively, and the ratios of net investment income to average net assets would have been 4.50%, 4.41%, 4.89%, 3.06%, 3.22%, 5.54% and 6.82%, respectively.
(2) Average net assets for the year ended November 30, 1997 were $98,910,547.
(3) Annualized.
(4) Commencement of operations.
 * Assumes reinvestment of all dividends and distributions.

                                                            INCOME FROM                               DIVIDENDS
                                                       INVESTMENT OPERATIONS                      AND DISTRIBUTIONS
                                               -------------------------------------   ----------------------------------------
                                                                NET         TOTAL      DIVIDENDS TO
                                   NET ASSET                 REALIZED       INCOME     SHAREHOLDERS                   NET ASSET
                                    VALUE,        NET       GAIN/(LOSS)      FROM        FROM NET        CAPITAL       VALUE,
                                   BEGINNING   INVESTMENT       ON        INVESTMENT    INVESTMENT    CONTRIBUTIONS      END
                                   OF PERIOD     INCOME     INVESTMENTS   OPERATIONS      INCOME       BY ADVISOR     OF PERIOD
GENERAL MUNICIPAL PORTFOLIO
Year ended November 30,
1997...............................  $ 1.000     $0.027       ($0.000)      $0.027       ($ 0.027)            --       $ 1.000
1996...............................    1.000      0.025         0.000        0.025         (0.025)            --         1.000
1995...............................    1.000      0.031         0.000        0.031         (0.031)            --         1.000
1994...............................    1.000      0.020        (0.000)       0.020         (0.020)            --         1.000
1993...............................    1.000      0.017        (0.000)       0.017         (0.017)            --         1.000
1992...............................    1.000      0.026        (0.000)       0.026         (0.026)            --         1.000
1991...............................    1.000      0.042         0.000        0.042         (0.042)            --         1.000
February 14,1990(4) to
 November 30, 1990.................    1.000      0.042        (0.000)       0.042         (0.042)            --         1.000


                                                                      RATIOS TO
                                                                     AVERAGE NET
                                                                       ASSETS
                                                 NET ASSETS,   -----------------------
                                                   END OF         NET          NET
                                      TOTAL        PERIOD      OPERATING    INVESTMENT
                                     RETURN*     (MILLIONS)    EXPENSES       INCOME

GENERAL MUNICIPAL PORTFOLIO
Year ended November 30,
1997...............................    2.74%      $   137.0       0.96%(1,2)     2.70%(1,2)
1996...............................    2.56%          122.3       0.99%(1)      2.53%(1)
1995...............................    3.11%          116.0       0.93%(1)      3.07%(1)
1994...............................    2.04%          108.7       0.90%(1)      2.01%(1)
1993...............................    1.74%          109.7       0.98%(1)      1.73%(1)
1992...............................    2.66%          112.9       0.90%(1)      2.62%(1)
1991...............................    4.24%          100.1       0.88%(1)      4.20%(1)
February 14,1990(4) to
 November 30, 1990.................    5.45%(3)       107.9       0.71%(1,3)     5.32%(1,3)

(1) During the periods noted above, the Adviser waived a portion of its fees. Additionally, for the years ended November 30, 1997 and November 30, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. Had such waivers not been in effect nor such expenses offset, the ratios of net operating expenses to average net assets would have been 0.96%, 0.99%, 1.02%, 1.01%, 1.01%, 1.00%, 0.98% and 1.00%,
    respectively, and the ratios of net investment income to average net assets would have been 2.70%, 2.53%, 2.98%, 1.90%, 1.70%, 2.52%, 4.10% and 5.03%,
    respectively.
(2) Average net assets for the year ended November 30, 1997 were $134,817,925.
(3) Annualized.
(4) Commencement of operations.

CALIFORNIA MUNICIPAL PORTFOLIO
Year ended November 30,
1997...............................  $ 1.000     $0.026       ($0.000)      $0.026       ($ 0.026)            --       $ 1.000
1996...............................    1.000      0.024            --        0.024         (0.024)            --         1.000
1995...............................    1.000      0.031        (0.008)       0.023         (0.031)       $ 0.008         1.000
1994...............................    1.000      0.020        (0.000)       0.020         (0.020)            --         1.000
1993...............................    1.000      0.017        (0.000)       0.017         (0.017)            --         1.000
1992...............................    1.000      0.025        (0.000)       0.025         (0.025)            --         1.000
March 20, 1991(5) to
 November 30, 1991.................    1.000      0.026        (0.000)       0.026         (0.026)            --         1.000

CALIFORNIA MUNICIPAL PORTFOLIO
Year ended November 30,
1997...............................    2.68%      $    55.7       0.90%(1,2)    2.64%(1,2)
1996...............................    2.42%           53.4       0.85%(1)      2.42%(1)
1995...............................    3.10%(3)        75.9       0.82%(1)      3.05%(1)
1994...............................    1.99%           61.3       0.85%(1)      1.99%(1)
1993...............................    1.76%           62.3       0.85%(1)      1.75%(1)
1992...............................    2.57%           61.2       0.60%(1)      2.51%(1)
March 20, 1991(5) to
 November 30, 1991.................    4.24%(4)        45.4       0.54%(1,4)    3.75%(1,4)

(1) During the periods noted above, the Adviser waived a portion of its fees. Additionally, for the years ended November 30, 1997 and November 30, 1996,

    the Portfolio benefited from an expense offset arrangement with its custodian bank. Had such waivers not been in effect nor such expenses offset, the ratios of net operating expenses to average net assets would have been 0.96%, 0.97%, 0.95%, 0.97%, 0.98%, 1.02% and 1.08%, respectively, and the ratios of net investment income to average net assets would have been 2.58%, 2.30%, 2.92%, 1.87%, 1.62%, 2.09% and 3.21%, respectively.
(2) Average net assets for the year ended November 30, 1997 were $57,449,650.
(3) Had the Adviser not made the capital contribution, the Portfolio's total return would have been lower.
(4) Annualized.
(5) Commencement of operations.

NEW YORK MUNICIPAL PORTFOLIO
Year ended November 30,
1997...............................  $ 1.000     $0.026       ($0.000)      $0.026       ($ 0.026)            --       $ 1.000
1996...............................    1.000      0.025            --        0.025         (0.025)            --         1.000
1995...............................    1.000      0.030         0.000        0.030         (0.030)            --         1.000
1994...............................    1.000      0.019        (0.000)       0.019         (0.019)            --         1.000
1993...............................    1.000      0.016        (0.000)       0.016         (0.016)            --         1.000
1992...............................    1.000      0.025        (0.000)       0.025         (0.025)            --         1.000
April 10, 1991(4) to
 November 30, 1991.................    1.000      0.024        (0.000)       0.024         (0.024)            --         1.000

NEW YORK MUNICIPAL PORTFOLIO
Year ended November 30,
1997...............................    2.66%      $    73.2       0.98%(1,2)    2.63%(1,2)
1996...............................    2.50%           60.0       0.97%(1)      2.45%(1)
1995...............................    3.07%           52.3       0.79%(1)      3.02%(1)
1994...............................    1.92%           48.0       0.82%(1)      1.90%(1)
1993...............................    1.66%           42.2       0.79%(1)      1.64%(1)
1992...............................    2.56%           32.9       0.74%(1)      2.43%(1)
April 10, 1991(4) to
 November 30, 1991.................    4.29%(3)        18.4       0.56%(1,3)    3.80%(1,3)

(1) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. Additionally, for the years ended November 30, 1997 and November 30, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. Had such waivers and assumptions not been in effect nor such expenses offset, the ratios of net operating expenses to average net assets would have been 0.98%, 0.98%, 1.00%, 1.01%, 1.03%, 1.19% and 1.43%, respectively, and the ratios of net investment income to average net assets would have been 2.62%, 2.44%, 2.81%, 1.71%, 1.40%, 1.98% and 2.93%, respectively.
(2) Average net assets for the year ended November 30, 1997 were $64,686,712.
(3) Annualized.
(4) Commencement of operations.
 * Assumes reinvestment of all dividends.

                       OCC CASH RESERVES PRIMARY PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

     The Primary Portfolio's investment objectives are in the following order of priority--safety of principal, liquidity, and maximum current income from money market securities to the extent consistent with the first two objectives. As a matter of fundamental policy, the Primary Portfolio pursues its objectives by maintaining a diversified portfolio of high quality money market securities of the types described in the succeeding section, all of which at the time of investment have remaining maturities of thirteen months or less within the meaning of the Investment Company Act of 1940 (the 'Act'). While the Portfolio may not change this policy or the other 'fundamental investment policies' described below without shareholder approval, it may, upon notice to shareholders but without such approval, change its other investment policies. As is true with all investment companies, there can be no assurance that the Primary Portfolio's objectives will be achieved.

MONEY MARKET SECURITIES

     The money market securities in which the Primary Portfolio invests are (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively 'U.S. Government Securities'); (2) U.S. dollar-denominated certificates of deposit and bankers' acceptances of prime quality issued or guaranteed by, and interest-bearing time deposits maintained at, (a) U.S. banks or savings and loan associations having total assets of more than $1 billion and which are insured under the administration of the Federal Deposit Insurance Corporation ('FDIC'), (b) foreign branches of such U.S. institutions, and U.S. or foreign branches of foreign banks having total assets of at least $1 billion; (3) domestic or foreign commercial paper of prime quality and participation interests in loans of equivalent quality extended by banks to such companies; and (4) repurchase agreements that are collateralized in full each day by U.S. Government Securities. For the purposes of this prospectus, prime quality shall mean the security (or the issuer for a comparable security) is rated in one of the two highest rating categories for short term debt obligations by any two of Standard & Poor's Corporation ('S&P'), Moody's Investors Service, Inc. ('Moody's'), Fitch Investors Service, Inc. ('Fitch'), Duff & Phelps, Inc. ('Duff') or Thomson BankWatch, Inc., or by one of such rating agencies if only one rating agency has issued a rating with respect to the security, or, if not rated, judged by the Advisor pursuant to criteria adopted by the Fund's Board of Directors to be of comparable quality.

     Investments by the Primary Portfolio which do not satisfy one of the following requirements are considered to be 'Second Tier Securities' and are limited in the aggregate to 5% of the Portfolio's total assets in regard to issues and to 1% of total assets (or $1 million if greater) in regard to any one issuer of such issues: (i) issues rated in the highest category (or the issuer is so rated for a comparable security) by at least two of the above-listed rating agencies; or (ii) if rated only by one agency, rated in the highest category; or (iii) if unrated, determined by the Board of Directors to be of quality comparable to issues which qualify under (i) or (ii). Securities that meet the above requirements are considered 'First Tier Securities.'

     Certificates of deposit represent the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers' acceptances are short-term collateralized credit instruments drawn on and evidencing the obligation of a bank to pay the value at maturity. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Participation interests are undivided beneficial interests in loans giving the purchaser the right to receive a pro rata share of a loan's cash flow. Repurchase agreements are contracts under which the buyer acquires a security subject to the obligation of the seller to repurchase at a fixed price, usually within one week. The Fund enters into such agreements only with 'primary dealers' (as designated by the Federal Reserve Bank of New York) in U.S. Government Securities and with the

Fund's Custodian. The Fund could experience a loss in the event of its failure to realize full value upon collateral liquidation required by a dealer's default. Though investments in obligations of foreign issuers may be higher yielding than those of domestic issuers, they may involve certain different risks such as exchange control regulations; limited availability of information about the issuer; differences in accounting, auditing and financial reporting standards and government regulation; the possibility of expropriation, nationalization or confiscatory taxation; political or social instability or diplomatic developments; and the differences between the economies of the United States and the applicable foreign country, even though the Fund's investments are limited to those in 'developed countries.' Each of these factors is carefully considered when investments are made, but the Fund does not limit the amount of its assets which can be invested in any particular type of eligible obligation or in any developed foreign country.

     The Fund uses the amortized cost method to value its portfolio securities pursuant to Rule 2a-7 of the Act. Certain provisions of Rule 2a-7, which become effective on July 1, 1998, are more restrictive than certain of the fundamental investment policies of the Portfolios. Effective July 1, 1998, the Portfolios will comply with the more restrictive provisions of Rule 2a-7.

OTHER FUNDAMENTAL INVESTMENT POLICIES

     To maintain portfolio diversification and reduce investment risk, the Primary Portfolio may not (1) invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, except that under normal circumstances at least 25% of its total assets will be invested in bank obligations; (2) invest more than 5% of its total assets in the securities of any issuer (loan participations are considered obligations of both the lender and the borrower); (3) invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments including participation interests and other instruments described above for which no secondary markets exist; (4) borrow money except from banks for extraordinary or emergency purposes in aggregate amounts not exceeding 15% of its total assets (and, when such borrowings exceed 5% of its total assets, make any further investments); and (5) mortgage, pledge or hypothecate its assets except to secure such borrowings. Limitations (1) and (2) do not apply to U.S. Government Securities.

                     OCC CASH RESERVES GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVES AND PROCEDURES

     The Government Portfolio's investment objectives are in the following order of priority--safety of principal, liquidity, and maximum current income from money market securities to the extent consistent with the first two objectives. As a matter of fundamental policy, the Government Portfolio pursues its objectives by maintaining a diversified portfolio of high quality money market securities of types described in the succeeding paragraph, all of which at the time of investment have remaining maturities of thirteen months or less within the meaning of the Act. While the Portfolio may not change this policy or the 'other fundamental investment policies' described below without shareholder approval, it may, upon notice to shareholders but without such approval, change its other investment policies. As is true with all investment companies, there can be no assurance that the Government Portfolio's objectives will be achieved.

MONEY MARKET SECURITIES

     The money market securities in which the Government Portfolio invests are
(1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively 'U.S. Government Securities'), including direct obligations of the United States Treasury such as Bills,

Notes and Bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress such as the Federal Home Loan Banks, which have the right to borrow from the U.S. Treasury, and the Federal National Mortgage Association, the securities of which are solely dependent on the issuing instrumentality for repayment; and (2) repurchase agreements that are collateralized in full each day by the types of U.S. Government Securities listed above. These agreements are entered into with 'primary dealers' (as designated by the Federal Reserve Bank of New York) in U.S. Government Securities and with the Fund's Custodian.

OTHER FUNDAMENTAL INVESTMENT POLICIES

     To maintain portfolio diversification and reduce investment risk, the Government Portfolio may not (1) invest more than 5% of its total assets in repurchase agreements with any one vendor, although with respect to 25% of its total assets it may invest without regard to such limitation; (2) invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments; (3) borrow money except from banks for extraordinary or emergency purposes in aggregate amounts not exceeding 15% of its total assets (and, when such borrowings exceed 5% of its total assets, make any further investments); and (4) mortgage, pledge or hypothecate its assets except to secure such borrowings.


                  OCC CASH RESERVES GENERAL MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

     The General Municipal Portfolio's investment objectives are in the following order of priority-- safety of principal, liquidity, and, to the extent consistent with these objectives, maximum current income from money market securities that is exempt from Federal income taxes. As a matter of fundamental policy, the General Municipal Portfolio pursues its objectives by maintaining a diversified portfolio of high-grade municipal securities of the types described in the succeeding section, all of which at the time of investment have remaining maturities of thirteen months or less within the meaning of the Act and generate, in the opinion of bond counsel to the issuer, interest that is exempt from Federal income taxes. At least 80% of the Portfolio's total assets will be invested in such securities (not including securities treated as tax preference items) unless the Advisor has determined that it is in the best interest of the Portfolio to assume a temporary defensive position involving a greater commitment of assets to obligations generating taxable income. Normally, substantially all of the Portfolio's income will be exempt from Federal taxes, although it may be subject to state or local income taxes. While the Portfolio may not change this policy or the 'other fundamental investment policies' described below without shareholder approval, it may, upon notice to shareholders but without such approval, change its other investment policies. As is true with all investment companies, there can be no assurance that the General Municipal Portfolio's objectives will be achieved.

     Under the current Internal Revenue Code (1) interest on tax-exempt municipal securities issued after August 7, 1986 and used to finance 'private activities' (e.g., industrial development bonds) shall be treated as an item of tax preference for purposes of alternative minimum tax ('AMT') imposed on individuals and corporations, though for Federal income tax purposes such interest shall remain fully tax-exempt, and (2) interest on all tax-exempt obligations shall be included in 'adjusted net book income' of corporations for AMT purposes. The General Municipal Portfolio may purchase 'private activity' municipal securities without limitation and therefore a substantial portion (and potentially all) of any distribution from the Portfolio may be treated as a tax preference item (with resulting tax) for those taxpayers subject to AMT. Investors who are already subject to AMT should consider whether an investment in the Portfolio is suitable for them. Investors are urged to consult their own tax advisors with respect to their own tax situations.

MUNICIPAL SECURITIES
     The municipal securities in which the General Municipal Portfolio invests are municipal notes, short-term municipal bonds, short-term discount notes, and participation interests in any of the foregoing. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of thirteen months or less. Examples include tax anticipation and revenue anticipation notes which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Municipal notes and short-term municipal bonds may either be secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, or paid from the revenues of a particular facility or a specific excise or other source. Included within the revenue bonds category are participations in lease obligations or installment purchase contracts (hereinafter collectively called 'lease obligations') of municipalities. States and local agencies or authorities issue lease obligations to acquire equipment and facilities. Short-term discount notes are short-term obligations issued at a discount to face value. Participation interests are undivided interests in loans giving the purchaser the right to a pro-rata share of a loan's cash flow.

     All of the General Municipal Portfolio's municipal securities at the time of purchase must be of prime quality, as previously defined. Securities must also meet credit standards applied by the Advisor.

     The General Municipal Portfolio may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Variable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of domestic or foreign banks having total assets of more than $1 billion; the letters of credit of any single bank in respect of all variable rate obligations will not cover more than 10% of the Portfolio's total assets.

     The General Municipal Portfolio also may purchase tender option bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer, or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities coupled with the tender option to trade at par on the date of such determination. Thus, after payment of the fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor, on behalf of the General Municipal Portfolio, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal security, of any custodian, and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities, and for other reasons. The Fund will consider as illiquid securities tender option bonds as to which it cannot exercise the tender feature on not more than seven days' notice if there is no secondary market available for these obligations.

     Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Lease obligations and conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for government issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain 'non-appropriation' clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing 'non-appropriation' clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

     In addition, lease obligations may not have the depth of marketability associated with other municipal obligations, and as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not the General Municipal Portfolio will consider such securities to be illiquid (the Portfolio may not invest more than 10% of its net assets in illiquid securities), the following guidelines have been established to determine the liquidity of a lease obligation. The factors to be considered in making the determination include: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

     The General Municipal Portfolio also may invest in forward commitments, which obligate the Portfolio to purchase securities, and stand-by commitments or puts, which give the Portfolio the right to resell securities, from or to a dealer at a specified price. Such commitments, which may involve certain expenses and risks, are not expected to comprise a significant portion of the Portfolio's investments. The Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities. The underlying securities are subject to market fluctuations and no interest accrues prior to delivery of such securities.

     The Portfolio may invest a significant percentage of its assets in municipal obligations subject to put or demand features and similar credit and liquidity enhancements. Because the Portfolio invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Portfolio.

TAXABLE INVESTMENTS

     The taxable investments in which the General Municipal Portfolio may invest include obligations of the U.S. Government and its agencies or instrumentalities; high quality certificates of deposit and bankers' acceptances; prime commercial paper; and repurchase agreements collateralized at all times by such instruments.

OTHER FUNDAMENTAL INVESTMENT POLICIES

     To maintain Portfolio diversification and reduce investment risk, the General Municipal Portfolio may not (1) invest more than 25% of its total assets in municipal securities whose issuers are located in the same state or more than 25% of its total assets in municipal securities whose interest is paid from revenues of similar-type projects; (2) invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government) except that up to 25% of its total assets may be invested in the First Tier Securities of a single issuer for a period of three business days (this exception is not available for more than one issuer at any time); it may invest without regard to such 5% limitation with respect to 25% of its total assets until July 1, 1998;
(3) invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments; (4) borrow money except from banks for extraordinary or emergency purposes and in aggregate amounts not exceeding 15% of its total assets (and, when such borrowings exceed 5% of its total assets, make any further investments); and (5) mortgage, pledge or hypothecate its assets except to secure such borrowings.

     On and after July 1, 1998, the General Municipal Portfolio will not invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government) except for the three day period described in (2) above, as required by Rule 2a-7. In addition, the Portfolio may not invest more than 5% of its total assets in private activity municipal securities that are Second Tier Securities and the Portfolio may not invest more than the greater of 1% of its total assets or $1 million in securities issued by an issuer of private activity municipal securities that are Second Tier Securities.

                OCC CASH RESERVES CALIFORNIA MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives of the California Municipal Portfolio (the 'Portfolio') are in the following order of priority--safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income available from money market securities that is exempt from Federal and California personal income taxes. The Portfolio pursues its objectives by maintaining a portfolio of high-grade securities of the types described in the succeeding section, which at the time of investment have remaining maturities of thirteen months or less within the meaning of the Act and generate, in the opinion of bond counsel to the issuer, interest that is exempt from Federal and California personal income taxes ('California Municipal Securities'). As a matter of fundamental policy, at least 80% of the Portfolio's total assets will be invested in California Municipal Securities unless the Advisor determines that it is in the best interest of the Portfolio to assume a temporary defensive position involving a greater commitment of assets to obligations generating taxable income. Normally, substantially all of the Portfolio's income will be exempt from Federal and California personal income taxes. While the Portfolio may not change the foregoing policies or the 'other fundamental investment policies' described below without shareholder approval, it may, upon notice to shareholders but without such approval, change its other investment policies. As is true with all investment companies, there can be no assurance that the Portfolio's objectives will be achieved.

     The Portfolio may purchase 'private activity' municipal securities without limitation and therefore a substantial portion (and potentially all) of any distribution from the Portfolio may be treated as a tax preference item (with resulting tax) for those taxpayers subject to AMT (as defined on page 7). Investors already subject to AMT should consider whether an investment in the Portfolio is suitable for them. Investors are urged to consult their own tax advisors with respect to their own tax situations.

CALIFORNIA MUNICIPAL SECURITIES

     The California Municipal Securities in which the Portfolio invests are municipal notes, short-term municipal bonds, short-term discount notes and participation interests in any of the foregoing as described under 'Municipal Securities' on page 8.

     All of the Portfolio's securities at the time of purchase are of prime quality as defined previously. Securities must also meet credit standards applied by the Advisor.

     The Portfolio may invest in variable rate obligations, forward commitments and stand-by commitments, tender option bonds and lease obligations, as described and according to the limitations set forth under 'Municipal Securities' on page 8. The Portfolio may invest a significant percentage of its assets in municipal obligations subject to put or demand features and similar credit and liquidity enhancements. Because the Portfolio invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Portfolio.

     Investors in the California Municipal Portfolio should consider the possible greater risk arising from the geographic concentration and non-diversified structure of the Portfolio's investments, as well as the current and past financial condition of California municipal issuers which is discussed in the Statement of Additional Information ('SAI').

TAXABLE INVESTMENTS

     While it is anticipated that substantially all of the Portfolio's assets will be invested in California Municipal Securities, the Portfolio is authorized, under normal circumstances, to invest up to 20% of its total assets in taxable investments. The taxable investments are limited to obligations of the U.S. Government and its agencies or instrumentalities; prime quality certificates of deposit and bankers acceptances of domestic banks; prime quality commercial paper; and repurchase agreements collateralized at all times by such instruments.

OTHER FUNDAMENTAL INVESTMENT POLICIES

     To reduce investment risk, the Portfolio may not (1) invest more than 25% of its total assets in securities whose interest is paid from revenues of similar-type projects; (2) until July 1, 1998 with respect to 50% of its assets invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government); (3) invest any more than 25% of its assets in any one issuer; provided that on and after July 1, 1998, the Portfolio may not invest more than 5% of its total assets in securities of any one issuer that are not First Tier Securities; (4) invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments; (5) borrow money except from banks for extraordinary or emergency purposes and in aggregate amounts not exceeding 15% of its total assets, and when such borrowings exceed 5% of its total assets, make any further investments; and (6) mortgage, pledge or hypothecate its assets except to secure such borrowings.

     On and after July 1, 1998, the California Municipal Portfolio will not invest more than five percent of its total assets in securities issued by any one issuer; this restriction will apply to seventy-five percent of the total assets of the Portfolio, as required by Rule 2a-7. In addition, the Portfolio will not invest more than five percent of its total assets in private activity municipal securities that are Second Tier Securities. The Portfolio will not invest more than the greater of one percent of its total assets or one million dollars in private activity municipal securities issued by an issuer that are Second Tier Securities.

                 OCC CASH RESERVES NEW YORK MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives of the New York Municipal Portfolio (the 'Portfolio') are in the following order of priority-safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income available from money market securities that is exempt from Federal, New York State and New York City income taxes. The Portfolio pursues its objectives by maintaining a portfolio of high-grade securities of the types described in the succeeding section, which at the time of investment have remaining maturities of thirteen months or less within the meaning of the Act and generate, in the opinion of bond counsel to the issuer, interest that is exempt from Federal, New York State and New York City income taxes ('New York Municipal Securities'). As a matter of fundamental policy, at least 80% of the Portfolio's total assets will be invested in

New York Municipal Securities unless the Advisor determines that it is in the best interest of the Portfolio to assume a temporary defensive position involving a greater commitment of assets to obligations generating taxable income. Normally, substantially all of the Portfolio's income will be exempt from Federal, New York State and New York City income taxes. While the Portfolio may not change the foregoing policies or the 'other fundamental investment policies' described below without shareholder approval, it may, upon notice to shareholders but without such approval, change its other investment policies. As is true with all investment companies, there can be no assurance that the Portfolio's objectives will be achieved.

     The Portfolio may purchase 'private activity' municipal securities without limitation, and therefore a substantial portion (and potentially all) of any distribution from the Portfolio may be treated as a tax preference item (with resulting tax) for those taxpayers subject to AMT as defined on page 7. Investors who are already subject to AMT should consider whether an investment in the Portfolio is suitable for them. Investors are urged to consult their own tax advisors with respect to their own tax situations.

NEW YORK MUNICIPAL SECURITIES

     The New York Municipal Securities in which the Portfolio invests are municipal notes, short-term municipal bonds, short-term discount notes and participation interests in any of the foregoing as described under Municipal Securities on page 8.

     All of the Portfolio's securities at the time of purchase are of prime quality as defined previously. Securities must also meet credit standards applied by the Advisor.

     The Portfolio may invest in variable rate obligations, forward commitments and stand-by commitments or puts, tender option bonds and lease obligations as described and according to the limitations set forth under 'Municipal Securities' on page 8. The Portfolio may invest a significant percentage of its assets in municipal obligations subject to put or demand features and similar credit and liquidity enhancements. Because the Portfolio invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Portfolio.

     Investors in the New York Municipal Portfolio should consider the possible greater risk arising from the geographic concentration and non-diversified structure of the Portfolio's investments, as well as the current and past financial condition of New York municipal issuers which is discussed in the SAI.

TAXABLE INVESTMENTS

     While it is anticipated that substantially all of the Portfolio's assets will be invested in New York Municipal Securities, the Portfolio is authorized, under normal circumstances, to invest up to 20% of its total assets in taxable investments. The taxable investments are limited to obligations of the U.S. Government and its agencies or instrumentalities; prime quality certificates of deposit and bankers acceptances of domestic banks; prime quality commercial paper; and repurchase agreements collateralized at all times by such instruments.


OTHER FUNDAMENTAL INVESTMENT POLICIES

     To reduce investment risk, the Portfolio may not (1) invest more than 25% of its total assets in securities whose interest is paid from revenues of similar-type projects; (2) until July 1, 1998, with respect to 50% of its assets invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government); (3) invest any more than 25% of its assets in any one issuer; provided that on and after July 1, 1998, the Portfolio may not invest more than 5% of its total assets in securities of any one issuer that are not First Tier Securities; (4) invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments; (5) borrow money except from banks for extraordinary or emergency purposes and in aggregate amounts not exceeding 15% of its total assets, and when such borrowings exceed 5% of its total assets, make any further investments;

and (6) mortgage, pledge or hypothecate its assets except to secure such borrowings.

     On and after July 1, 1998, the New York Municipal Portfolio will not invest more than five percent of its total assets in securities issued by any one issuer; this restriction will apply to seventy-five percent of the total assets of the Portfolio, as required by Rule
2a-7. In addition, the Portfolio will not invest more than five percent of its total assets in private activity municipal securities that are Second Tier Securities. The Portfolio will not invest more than the greater of one percent of its total assets or one million dollars in private activity municipal securities issued by an issuer that are Second Tier Securities.

                             ADDITIONAL INFORMATION

     INVESTMENTS MADE BY CHECK. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal Funds in one business day following receipt and is then invested in the Fund. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

     Forwarding of proceeds from any redemption of Fund shares purchased by check may be delayed only until the check has cleared which may normally take up to ten days following the purchase date.

     AUTOMATED CLEARING HOUSE TRANSFERS. Fund shares can be purchased and redeemed by ACH electronic funds transfer between the Fund and a bank. There are no charges to you for ACH transactions, either by the Fund or by the bank. ACH transfers are completed approximately two business days following the placement of transfer orders.

     For your Fund account to be eligible for ACH transfers to and from your bank, you must complete the Fund's ACH Authorization Form which can be obtained from our service representative by telephoning the number below. Direct deposits into your Fund account by ACH transfer can be used for part or all of recurring payments made to you by your employer (corporate, Federal, military, or other type) or by the Social Security Administration. Instructions to the sending parties are simple; call toll-free 800-401-6672 during business hours to obtain complete information from our service representative.

     TIMING OF INVESTMENTS AND REDEMPTIONS. The Fund has two transaction times each day, at 12:00 noon and 4:00 p.m. (New York time). New investments represented by Federal Funds or bank wire monies received by the Custodian prior to 12:00 noon are paid the full dividend for that day; such investments received after 12:00 noon do not begin to receive daily dividends until the next day. Redemption orders received prior to 12:00 noon are effected at 12:00 noon; the shares redeemed do not earn that day's dividend but the redemption proceeds are available that day. Redemption orders received after 12:00 noon are effected at 4:00 p.m.; the shares redeemed earn the daily dividend for that day and the redemption proceeds are remitted the next business day.

     MINIMUMS. The Fund has minimums of $1,000 for initial investments, $100 for subsequent investments, and $500 for account balances. These minimums do not apply to shareholder accounts maintained through brokerage firms or other financial institutions, as such financial intermediaries may maintain their own minimums for their customer's investments in the Fund. The Fund may impose service charges upon financial intermediaries to reflect the relatively higher costs of small accounts and small transactions; these intermediaries may in turn pass on such charges to affected accounts.

     A shareholder subject to the minimum account balance requirement must increase his or her account balance to at least $500 within sixty days after notice of a deficient balance has been mailed by the Fund, or the Fund may close the account and mail a check for the proceeds to the shareholder. The Fund intends at least once each six months to review its shareholder balances in regard to the $500 minimum and to send appropriate notices to shareholders with deficient accounts. The Fund imposes no minimums for redemptions by mail or for redemptions made on an account's behalf by brokerage firms or other financial institutions. However, such firms may have internal procedures that include minimums.

     GUARANTEED PAYMENT. A broker-dealer or other financial intermediary may arrange for investments in shares of the Fund at the 4:00 p.m. transaction time and guarantee that payments in Federal Funds for the shares purchased will be made prior to 12:00 noon the next day.

     SHARE PRICE. Shares are sold and redeemed on a continuing basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00, although this share price is not guaranteed. The net asset value is determined each business day at 12:00 noon and 4:00 p.m. (New York time). The net asset value per share is calculated by taking the sum of the value of investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Advisor, are accrued daily.

     DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of each Portfolio is determined each business day and is declared payable pro rata to shareholders of record as of 12:00 noon. Declared dividends are accrued and are automatically paid into shareholders' accounts on a monthly basis. As such additional reinvested shares earn subsequent dividends, a compounding growth of income occurs.

     Net income of the Portfolios consists of all accrued interest income on portfolio assets less the expenses applicable to that dividend period. All realized gains and losses are reflected in the net asset value and are not included in net investment income.

     Distributions to your account of tax-exempt interest income are not subject to Federal income tax (other than the alternative minimum tax and market discount, if any, on securities purchased by the Portfolio), but may be subject to state or local income taxes. Distributions of income earned by the California General Municipal Portfolio from California tax-exempt securities are not subject to Federal income tax (other than the alternative minimum tax described above) or to California personal income taxes. Distributions of income earned by the New York Municipal Portfolio from New York Municipal Securities are not subject to Federal income tax (other than the alternative minimum tax described above) or to New York State and New York City income taxes. Distributions of taxable interest income, other investment income, and net short-term capital gains are taxed to you as ordinary income; state and local taxation of such distributions, if any, may be reduced in proportion to the percentage of income that derives from U.S. Government obligations. Distributions of net long-term capital gains would be taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions of net short-term and long-term capital gains, if any, would be made at least annually. Each January, each Portfolio will send you tax information for the calendar year just ended stating the amounts and types of all its distributions, including the percentage of income derived from U.S. Government obligations, for the calendar year just ended.

     PERIODIC WITHDRAWALS. Without affecting your right to use any of the methods of redemption described on page 18, by checking the appropriate boxes on the Application Form you may elect to participate additionally in the following plans without any separate charges. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account. Under the Systematic Withdrawal Plan, you may request checks in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person.

     VALUED INVESTMENT PLAN. The Valued Investment Plan ('VIP') is a central asset program that includes checkwriting with no minimum dollar amount and a VIP cash card. The program is available only to individuals whose Fund shares are held as part of a brokerage account. The fees for this program, which are being waived currently, are $45 a year with fees for additional checks and a $1.00 fee per transaction for use at automated teller machines. Shareholders should contact their broker or the Fund for information about this program.

     THE ADVISOR. The Fund retains OpCap Advisors (the 'Advisor'), One World Financial Center, New York, New York, 10281, under an Advisory Agreement to provide investment advice and, in general, to supervise the Fund's business affairs and investment program, subject to the general control of the Directors of the Fund. The Advisor is a subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $61.4 billion in assets under management on December 31, 1997. All investment management services performed under the Advisory Agreement are performed by employees of Oppenheimer Capital. On November 4, 1997, PIMCO Advisors L.P. ('PIMCO Advisors'), a registered investment adviser with $125 billion in assets under management through various subsidiaries, and its affiliates acquired control of Oppenheimer Capital and its subsidiary OpCap Advisors, the Manager of the Fund. A new Advisory Agreement (on identical terms as the previous Advisory Agreement) between the Fund and OpCap Advisors became effective November 5, 1997. The new Advisory Agreement was approved by the shareholders of each Portfolio of the Fund at a Special Meeting of Shareholders held on October 14, 1997. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital and OpCap Advisors became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P. ('PIMCO G.P.') a California general partnership, and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), a NYSE-listed Delaware limited partnership of which PIMCO G.P. is the sole general partner. PIMCO GP beneficially owns or controls (through its general partner interest in PIMCO Advisors Holdings, L.P. formerly Oppenheimer Capital, L.P.) greater than 80% of the units of limited partnership ('Units') of PIMCO Advisors. PIMCO GP has two general partners. The first of these is Pacific Investment Management Company, a wholly-owned subsidiary of Pacific Financial Asset Management Company, which is a direct subsidiary of Pacific Life Insurance Company ('Pacific Life'). The managing general partner of PIMCO GP is PIMCO Partners L.L.C. ('PPLLC'), a California limited liability company. PPLLC's members are the Managing Directors (the 'PIMCO Managers') of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the 'PIMCO Subpartnership'). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson Jr., William S. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III. PIMCO Advisors is governed by a Management Board, which consists of sixteen members, pursuant to a delegation by its general partners. PIMCO GP has the power to designate up to nine members of the Management Board and the PIMCO Subpartnership, of which the PIMCO Managers are the Managing Directors, has the power to designate up to two members. In addition, PIMCO GP, as the controlling general partner of PIMCO Advisors, has the power to revoke the delegation to the Management Board and exercise control of PIMCO Advisors. As a result, Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers disclaim such control. Because of direct or indirect power to appoint 25% of the members of the Equity Board, (i) Pacific Life and
(ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the Investment Company Act, to control PIMCO Advisors. Pacific Life, the PIMCO Subpartnership and the PIMCO Managers disclaim such control. The management fee rate for each Portfolio is at an annual rate of

 .50% on the first $100 million of average daily net assets, .45% on the next $200 million of average daily net assets, and .40% of average daily net assets in excess of $300 million, payable monthly.

     DISTRIBUTION PLAN. Under a Distribution Assistance and Administrative Services Plan (the 'Plan') adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Portfolio pays the Advisor monthly at an annual rate of .25 of 1% of the Portfolio's average daily net assets. Substantially all such monies are paid by the Advisor to broker-dealers, banks and other depository institutions, and other financial intermediaries for distribution assistance and administrative services provided to the Portfolio, with any remaining amounts being used to partially defray other expenses incurred by the Advisor in distributing shares. The Plan has been approved by the Board of Directors and by the Fund's shareholders. The SAI contains additional information about the Advisory Agreement and the Plan.

     ADMINISTRATIVE SERVICES. The Fund also may pay certain broker-dealers including CIBC Oppenheimer Corp. for performing certain administrative services for accounts in the Fund including providing beneficial owners with statements showing their positions in the Fund, posting dividend payments to beneficial owners' accounts and providing shareholder information to enable the Fund to mail prospectuses, annual and semi-annual reports to beneficial owners. Such payments are capped at 5 basis points of average daily net assets.

     EXPENSES-EXPENSE LIMITATION. Principal operating expenses of the Fund consist of the Advisor's fee, costs of the Plan, legal and accounting expenses, custodian fees, and transfer agent and other shareholder servicing costs. Shareholders pay no direct charges or fees for investment services. Each Portfolio's expenses are paid out of its gross investment income. The Advisor reimburses each Portfolio to the extent that the combined aggregate operating expenses of the Portfolio exceed 1% (net of any expense offsets) of its average daily net assets for any fiscal year.

     FUND ORGANIZATION. The Fund, which is an open-end investment company registered under the Investment Company Act of 1940, was organized as a Maryland corporation in series form in April 1989. The Fund's activities are supervised by its Board of Directors. Each share of a Portfolio is entitled to one vote; shares vote as a single series on matters that affect all Portfolios in substantially the same manner. The Fund does not intend to hold regular annual shareholder meetings. Directors are required to call a special meeting of a Portfolio's shareholders if owners of at least 10% of the Portfolio's outstanding shares so request in writing. The Fund may establish additional Portfolios which may have different investment objectives from those stated in this prospectus. The Fund issues shares only for full monetary consideration, and it does not issue share certificates.

     REPORTS. You will receive semi-annual and annual reports of the Portfolio in which you are invested. To reduce expenses, only one copy of financial reports will be mailed to your household, even if you have more than one account. If you wish to receive additional copies of financial reports, please call 1-800-401-6672 during business hours. You can arrange for a copy of each of your account statements to be sent to other parties.

     YIELD DEFINITIONS. From time to time we may advertise yield, effective yield, and tax equivalent yield. Yield refers to income generated by an investment in a Portfolio over a seven day or other stated period, expressed as an annual percentage rate. Effective yield of a Portfolio results from the compounding of periodically reinvested dividends. Tax-equivalent yield represents the amount of income subject to a particular tax rate which would have to be earned to give an investor an amount of income equal to tax-exempt income. In addition, reference in advertisements may be made to ratings and ratings among similar funds by independent evaluators, such as Lipper's Analytical Services, Inc. The performance of the Portfolios may be compared to recognized indices of market performance.

     CUSTODIAN AND TRANSFER AGENT. The custodian of the assets, transfer agent and shareholder servicing agent for the Fund is State Street Bank and Trust Company. CIBC Oppenheimer Corp. maintains an omnibus account for its customers who are shareholders of the Fund and provides certain recordkeeping services for those shareholders. Cash balances of the Fund with the Custodian in excess of $100,000 are unprotected by Federal deposit insurance. Such uninsured balances may at times be substantial.

     SHAREHOLDER SERVICING AGENT FOR CERTAIN SHAREHOLDERS. Unified Management Corporation (800-UMC-FUND(862-3863)) is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of 225 Liberty Advisers, L.P., and for former shareholders of the Unified Funds and Liquid Green Trusts, accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee, accounts which have a Money Manager brokerage account, and other accounts for which Unified Management Corporation is the dealer of record.

     YEAR 2000 ISSUES. The management services provided to the Fund by the Advisor, and the services provided by the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other incorrect date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisor and Transfer Agent have been actively working on necessary changes to their own computer systems to deal with the year 2000 and expect that their systems will be adapted before that date, but there can be assurance that they will be successful or that interaction with other noncomplying computer systems will not impair their services at that time.

                        PURCHASE AND REDEMPTION OF SHARES

OPENING ACCOUNTS--NEW INVESTMENTS
A.  WHEN FUNDS ARE SENT BY WIRE (the wire method permits immediate credit)


     1) Telephone the Fund toll-free at 800-401-6672 during business hours. Our service representative will ask you for (a) the name of the account as you wish it to be registered, (b) the address of the account, (c) your taxpayer identification number (social security number for an individual) and (d) the name of the Portfolio in which you wish to invest. You will then be provided with an account number.

     2) Instruct your bank to wire Federal Funds (minimum $1,000) to the Fund's custodian and transfer agent (P.O. Box 8505, Boston, MA 02266) exactly as follows and precisely in the order presented:

RECEIVING BANK INFORMATION:
State Street Bank and Trust Company
Attn: Custody
ABA#011000028
BENEFICIARY INFORMATION:
BNF=OCC Cash Reserves
specify Primary, Government, General Municipal, California or New York Municipal Portfolio
AC-99043838
OTHER BENEFICIARY INFORMATION:
OBI=OCC Cash Reserves

 Shareholder account name                  as registered

                                      }
 Shareholder account number                with the Fund

3) Mail a completed Application Form to:

   OCC Cash Reserves
   P.O. Box 8505
   Boston, MA 02266

   for other than U.S. Postal Service mail:

   OCC Cash Reserves
   2 Heritage Drive
   North Quincy, MA 02171

B.  WHEN FUNDS ARE SENT BY CHECK

     1) Fill out an Application Form

     2) Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000) payable to OCC Cash Reserves--Primary,

        Government, General Municipal, California Municipal or New York Municipal Portfolio, to the address in A(3) above.

SUBSEQUENT INVESTMENTS (Purchases)

A.  INVESTMENTS BY WIRE (to obtain immediate credit)

          Instruct your bank to wire Federal Funds (minimum $100) as in A(2) above.

B.  INVESTMENTS BY CHECK

     Mail your check or negotiable bank draft (minimum $100), payable to OCC Cash Reserves--Primary, Government, General Municipal, California Municipal or New York Municipal Portfolio, to the address in A(3) above. Include with the check or draft the 'next investment' stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

C.   INVESTMENTS BY AUTOMATED CLEARING HOUSE
      (requires pre-arrangement; see page 13)

     You may transfer amounts of $100 and more by ACH from your bank account to your Fund account by telephoning the Fund toll-free at 800-401-6672 and talking with our service representative during business hours. When placing an order, be prepared to provide your Portfolio number (Primary-55, Government-56, General Municipal-57, California Municipal-23 and New York Municipal-24) and your account and personal identification numbers. Allow approximately two business days after your order for the money to be received by the Fund.

WITHDRAWALS (Redemptions)

A.  WITHDRAWALS BY TELEPHONE

     You may transfer any amount from your Fund account to your designated bank account by telephoning the FUND toll-free at 800-401-6672 and talking with our service representative during business hours. You may order such withdrawals of $1,000 or more to be sent by wire, withdrawals of $100 or more to be sent by the Automated Clearing House (ACH) system, or withdrawals of any amount to be sent by check. When placing an order, be prepared to provide your Portfolio number and your account and personal identification numbers.

     For withdrawals being sent by wire: if your telephone order is received by the Fund prior to 12:00 Noon (New York time), your bank will receive the requested amount the same day; if your telephone order is received after 12:00 Noon, your bank will receive the requested amount the next business day; for ACH transfers, allow approximately two business days for the amount to be received by your bank. For transfers you order to be sent by check, the Fund will mail the check the next business day. Withdrawals by any method are made without any charge to you.

B.  WITHDRAWALS BY CHECKWRITING

     Under the Fund's Regular Checkwriting Service, you may write checks made payable to any payee in any amount of $250 or more. Different checkwriting services may be offered by participating broker-dealers and through Unified Management Corporation. There are no separate charges for regular checkwriting. The Fund's agent for all checkwriting services, State Street Bank, will impose its normal charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. To establish check-writing, you must fill out the Signature Card which is with the Application Form. If you wish to establish this checkwriting service subsequent to the opening of your Fund Account, contact the Fund by telephone or mail. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

     You cannot close out your account by checkwriting, however, because your shares continue to earn dividends and fluctuate in value until the check is presented for payment.

C.  WITHDRAWALS BY MAIL

     You may withdraw any amount from your account at any time by mail. Written orders for withdrawals should be mailed to OCC Cash Reserves, P.O. Box 8505 Boston, MA 02266. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption must be signed by all owners of the account with the signatures guaranteed by an eligible guarantor.

OBTAINING AN APPLICATION FORM--ASSISTANCE                 If your account with the Fund is to be maintained
If you wish to obtain an Application Form, or if you      through a brokerage firm or other institution, do not
have any questions about the Form, purchasing shares,     fill out the Application Form or the Signature Card. In-
or other Fund procedures, please telephone the Fund       stead, contact your account representative at such
toll-free at 800-401-6672 during business hours.          institution. Institutions may charge a fee for providing
                                                          such assistance.

   OCC Cash Reserves (the 'Fund') is an open-end money market fund investment company with five separate Portfolios. Though the Portfolios have the same investment objectives of safety of principal, liquidity and maximum current income, they may in the pursuit of these objectives invest in different types of money market securities or in different proportions of the same types of securities. This prospectus sets forth information about the Fund and its Primary, Government, General Municipal, California Municipal and New York Municipal Portfolios that a prospective investor should know before investing. Please retain this prospectus for future reference.

   A Statement of Additional Information dated March 31, 1998 provides further discussion of certain areas in this prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A free copy may be obtained by writing the Fund.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS
------------------------------------------------------
                                                 PAGE
Introduction.........................................1
Expense Information..................................2
Financial Highlights.................................3
Primary Portfolio....................................5
Government Portfolio.................................6
General Municipal Portfolio..........................7
California Municipal Portfolio......................10
New York Municipal Portfolio........................11
Additional Information..............................13
Purchase and Redemption of Shares...................17

--------------------------------------------------------------------------------

                                    [LOGO]

--------------------------------------------------------------------------------


  o  Primary Portfolio

  o  Government Portfolio

  o  General Municipal Portfolio

  o  California Municipal Portfolio

  o  New York Municipal Portfolio


 PROSPECTUS
 March 31, 1998

--------------------------------------------------------------------------------

[LOGO]           ................................. with investment objectives of


                          SAFETY o LIQUIDITY o INCOME

     OCC Cash Reserves (the 'Fund') is a money market fund with five distinct Portfolios--the Primary Portfolio, the Government Portfolio, the General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolio (the 'Portfolios').

     Safety of principal is sought by investing in securities which are selected for their high quality, liquidity and stability of principal. A security at the time of purchase cannot have a maturity exceeding thirteen months within the meaning of the Investment Company Act of 1940, and the average weighted maturity of all securities in a Portfolio cannot exceed 90 days. Such a short average maturity enhances the ability of each Portfolio to provide both liquidity and stability of value to you and your fellow shareholders. While each Portfolio seeks to maintain (and has maintained) its share price at $1.00, investments in the Portfolios are not guaranteed or insured by the U.S. Government and there is no assurance that a Portfolio will maintain a constant price of $1.00 per share. The California Municipal Portfolio and the New York Municipal Portfolio each may invest a significant percentage of its assets in a single issuer and therefore investment in those Portfolios may be riskier than an investment in other types of money market funds.

     There are no minimums for investments in, or withdrawals from, a Portfolio maintained through a CIBC Oppenheimer securities account, and withdrawals can be made in any amount at any time without fee or penalty. The Portfolio's dividends are declared daily and compounded monthly.

IS OCC CASH RESERVES FOR YOU?
     The Fund is designed for individuals, institutions, advisors, custodians, charities, fiduciaries and corporations who can benefit from a fund seeking maximum current income and who place value on an investment having safety of principal, liquidity, stability, simplicity, and convenience. The availability of five separate Portfolios provides you with the advantage of selecting a combination of investment characteristics particularly suitable to your needs. The five Portfolios described in this Prospectus compare to one another as follows:

Primary Portfolio               --  highest money market income; conservative investments
Government Portfolio            --  high money market income; very conservative investments
General Municipal Portfolio     --  highest money market tax-exempt income; conservative investments
California Municipal            --  highest money market income exempt from Federal and California
  Portfolio                         personal income taxes; conservative investments
New York Municipal              --  highest money market income exempt from Federal, New York State
  Portfolio                         and New York City income taxes; conservative investments

                               EXPENSE INFORMATION

     The expense summary format below was developed for use by all mutual funds to help investors understand the various direct costs and expenses related to a fund investment.

     SHAREHOLDER TRANSACTION EXPENSES (FOR EACH PORTFOLIO)

Sales Load Imposed on Purchases..................................................  None
Sales Load Imposed on Reinvested Dividends.......................................  None
Redemption Fees..................................................................  None

     ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF EACH PORTFOLIO'S AVERAGE NET ASSETS)

                                                                       GENERAL     CALIFORNIA   NEW YORK
                                            PRIMARY     GOVERNMENT    MUNICIPAL    MUNICIPAL    MUNICIPAL
                                           PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                           ---------    ----------    ---------    ---------    --------
Management fees.........................      .41%         .49%          .49%         .50%        .50%
12b-1 (Distribution Plan) expenses......      .25%         .25%          .25%         .25%        .25%
Other Expenses..........................      .19%         .24%          .22%         .21%        .23%
                                           ---------    ----------    ---------    ---------    --------
Total Operating Expenses................      .85%         .98%          .96%         .96%        .98%

     During the fiscal year ended November 30, 1997, OpCap Advisors (the 'Advisor') waived part of its advisory fee with respect to the Government Portfolio, the General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolio. After giving effect to such waivers, the management fees for the Government Portfolio, the General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolio were
 .49%, .49%, .44% and .50%, respectively. The advisory fee waivers for the Government, General Municipal and New York Municipal Portfolio were pursuant to an agreement by the Advisor to assume expenses (net of any expense offsets) in excess of 1.00% of average net assets in any fiscal year. The advisory fee waiver for the California Municipal Portfolio was voluntary to the extent of fee waivers made to bring expenses below 1.00% of average net assets. Other Expenses are shown gross of certain expense offsets afforded the Portfolio which effectively lowered overall custody expenses. After giving effect to such waivers and expense offsets, total operating expenses were .98%, .96%, .90% and
 .97%, respectively, for the Government Portfolio, the General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolio.

     The following table illustrates the expenses that an investor would pay on a hypothetical $1,000 investment in each of the Portfolios assuming a 5% annual return (cumulatively through the end of each time period). Neither the 5% return nor the estimated expenses should be considered an indication of actual or expected performance or expenses, both of which may vary.

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
Primary Portfolio..........................................   $ 8.68    $ 27.13    $ 47.14    $ 104.89
Government Portfolio.......................................    10.00      31.22      54.17      120.12
General Municipal Portfolio................................     9.79      30.58      53.09      117.81
California Municipal Portfolio.............................     9.79      30.58      53.09      117.81
New York Municipal Portfolio...............................    10.00      31.22      54.17      120.12

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

     The financial information presented below has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon appears in the Statement of Additional Information ('SAI'). Investors should understand that all the following information should be read in conjunction with the financial statements and related notes thereto appearing in the SAI.

                                                                                        DIVIDENDS
                                        INCOME FROM                                 AND DISTRIBUTIONS
                                   INVESTMENT OPERATIONS                ------------------------------------------
                      -----------------------------------------------                  DISTRIBUTIONS     TOTAL
                                                  NET        TOTAL      DIVIDENDS TO        TO         DIVIDENDS
                      NET ASSET                REALIZED      INCOME     SHAREHOLDERS   SHAREHOLDERS       AND        NET ASSET
                       VALUE,        NET      GAIN/(LOSS)     FROM        FROM NET       FROM NET     DISTRIBUTIONS   VALUE,
                      BEGINNING   INVESTMENT      ON       INVESTMENT    INVESTMENT      REALIZED          TO           END
                      OF PERIOD     INCOME    INVESTMENTS  OPERATIONS      INCOME         GAINS       SHAREHOLDERS   OF PERIOD
PRIMARY PORTFOLIO
Year ended November
 30,
1997..................  $ 1.000     $0.047       ($0.000)    $0.047       ($ 0.047)            --       ($ 0.047)     $ 1.000
1996..................    1.000      0.046        (0.000)     0.046         (0.046)      ($ 0.000)        (0.046)       1.000
1995..................    1.000      0.051         0.000      0.051         (0.051)        (0.000)        (0.051)       1.000
1994..................    1.000      0.032         0.000      0.032         (0.032)        (0.000)        (0.032)       1.000
1993..................    1.000      0.024         0.000      0.024         (0.024)        (0.000)        (0.024)       1.000
1992..................    1.000      0.033         0.000      0.033         (0.033)        (0.000)        (0.033)       1.000
1991..................    1.000      0.057        (0.000)     0.057         (0.057)            --         (0.057)       1.000
December 13, 1989(4)
 to November 30, 1990
  ....................    1.000      0.073         0.000      0.073         (0.073)        (0.000)        (0.073)       1.000



                                                        RATIOS TO
                                                       AVERAGE NET
                                                         ASSETS
                                   NET ASSETS,   -----------------------
                                     END OF         NET          NET
                         TOTAL       PERIOD      OPERATING    INVESTMENT
                        RETURN*    (MILLIONS)    EXPENSES       INCOME
PRIMARY PORTFOLIO
Year ended November 30,
1997..................    4.85%     $ 2,166.6       0.85%(1,2)    4.75%(1)
1996..................    4.69%       1,712.6       0.91%(2)      4.60%
1995..................    5.19%       1,671.1       0.94%         5.07%
1994..................    3.26%       1,453.8       0.91%         3.21%
1993..................    2.44%       1,413.9       0.90%         2.41%
1992..................    3.38%       1,168.3       0.88%         3.34%
1991..................    5.89%       1,249.0       0.86%         5.74%
December 13, 1989(4)
 to November 30, 1990
  ....................    7.80%(3)    1,244.2       0.87%(3,5)    7.47%(3,5)

(1) Average net assets for the year ended November 30, 1997 were $1,926,769,081.
(2) Gross of expenses offset (see note 1g in Notes to Financial Statements). The net ratios of operating expenses to average net assets were 0.85% and 0.91% for the years ended November 30, 1997 and November 30, 1996, respectively.
(3) Annualized.
(4) Commencement of operations.
(5) During the period noted above, the Adviser waived a portion of its fees. Had such waiver not been in effect, the net operating expense and net investment income ratios would have been 0.88% and 7.46%, respectively.

GOVERNMENT PORTFOLIO
Year ended November 30,
1997..................  $ 1.000     $0.045       ($0.000)    $0.045       ($ 0.045)            --       ($ 0.045)     $ 1.000
1996..................    1.000      0.044        (0.000)     0.044         (0.044)      ($ 0.000)        (0.044)       1.000
1995..................    1.000      0.049         0.000      0.049         (0.049)        (0.000)        (0.049)       1.000
1994..................    1.000      0.031         0.000      0.031         (0.031)            --         (0.031)       1.000
1993..................    1.000      0.022            --      0.022         (0.022)            --         (0.022)       1.000
1992..................    1.000      0.032         0.000      0.032         (0.032)        (0.000)        (0.032)       1.000
1991..................    1.000      0.055            --      0.055         (0.055)            --         (0.055)       1.000
February 14, 1990(4)
 to November 30, 1990.    1.000      0.059         0.000      0.059         (0.059)        (0.000)        (0.059)       1.000

GOVERNMENT PORTFOLIO
Year ended November 30,
1997..................    4.60%     $   100.0       0.98%(1,2)    4.51%(1,2)
1996..................    4.51%         101.1       1.00%(1)      4.41%(1)
1995..................    5.02%         108.6       1.00%(1)      4.91%(1)

1994..................    3.12%         113.2       0.95%(1)      3.08%(1)
1993..................    2.26%         127.9       1.00%         2.24%
1992..................    3.24%         131.7       0.93%(1)      3.23%(1)
1991..................    5.69%         142.2       0.84%(1)      5.62%(1)
February 14, 1990(4)
 to November 30, 1990.    7.67%(3)      150.1       0.67%(1,3)    7.34%(1,3)

(1) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. Additionally, for the years ended November 30, 1997 and November 30, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. Had such waivers and assumptions not been in effect nor such expenses offset, the ratios of net operating expenses to average net assets would have been 0.99%, 1.00%, 1.02%, 0.97%, 0.94%, 0.92% and 1.19%, respectively, and the ratios of net investment income to average net assets would have been 4.50%, 4.41%, 4.89%, 3.06%, 3.22%, 5.54% and 6.82%, respectively.
(2) Average net assets for the year ended November 30, 1997 were $98,910,547.
(3) Annualized.
(4) Commencement of operations.
 * Assumes reinvestment of all dividends and distributions.

                                                        INCOME FROM
                                                   INVESTMENT OPERATIONS
                                            -----------------------------------
                                                            NET        TOTAL      DIVIDENDS TO
                                NET ASSET                REALIZED      INCOME     SHAREHOLDERS                  NET ASSET
                                 VALUE,        NET      GAIN/(LOSS)     FROM        FROM NET       CAPITAL       VALUE,
                                BEGINNING   INVESTMENT      ON       INVESTMENT    INVESTMENT    CONTRIBUTION      END       TOTAL
                                OF PERIOD     INCOME    INVESTMENTS  OPERATIONS      INCOME       BY ADVISOR    OF PERIOD   RETURN*
  GENERAL MUNICIPAL PORTFOLIO
  Year ended November 30,
  1997..........................  $ 1.000     $0.027     ($  0.000)    $0.027       ($ 0.027)           --       $ 1.000    2.74%
  1996..........................    1.000      0.025         0.000      0.025         (0.025)           --         1.000    2.56%
  1995..........................    1.000      0.031         0.000      0.031         (0.031)           --         1.000    3.11%
  1994..........................    1.000      0.020        (0.000)     0.020         (0.020)           --         1.000    2.04%
  1993..........................    1.000      0.017        (0.000)     0.017         (0.017)           --         1.000    1.74%
  1992..........................    1.000      0.026        (0.000)     0.026         (0.026)           --         1.000    2.66%
  1991..........................    1.000      0.042         0.000      0.042         (0.042)           --         1.000    4.24%
  February 14,1990 (4)
  to November 30, 1990 .........    1.000      0.042        (0.000)     0.042         (0.042)           --         1.000    5.45%(3)


                                                       RATIOS TO
                                                      AVERAGE NET
                                                        ASSETS
                                  NET ASSETS,   -----------------------

                                    END OF         NET          NET
                                    PERIOD      OPERATING    INVESTMENT
                                  (MILLIONS)    EXPENSES       INCOME
  GENERAL MUNICIPAL PORTFOLIO
  Year ended November 30,
  1997..........................   $   137.0       0.96%(1,2)    2.70%(1,2)
  1996..........................       122.3       0.99%(1)      2.53% (1)
  1995..........................       116.0       0.93%(1)      3.07%(1)
  1994..........................       108.7       0.90%(1)      2.01%(1)
  1993..........................       109.7       0.98%(1)      1.73%(1)
  1992..........................       112.9       0.90%(1)      2.62%(1)
  1991..........................       100.1       0.88%(1)      4.20%(1)
  February 14,1990 (4)
  to November 30, 1990 .........       107.9       0.71%(1,3)    5.32%(1,3)

(1) During the periods noted above, the Adviser waived a portion of its fees. Additionally, for the years ended November 30, 1997 and November 30, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. Had such waivers not been in effect nor such expenses offset, the ratios of net operating expenses to average net assets would have been 0.96%, 0.99%, 1.02%, 1.01%, 1.01%, 1.00%, 0.98% and 1.00%,
    respectively, and the ratios of net investment income to average net assets would have been 2.70%, 2.53%, 2.98%, 1.90%, 1.70%, 2.52%, 4.10% and 5.03%,
    respectively.
(2) Average net assets for the year ended November 30, 1997 were $134,817,925.
(3) Annualized.
(4) Commencement of operations.

CALIFORNIA MUNICIPAL PORTFOLIO
Year ended November 30,
1997............................  $ 1.000     $0.026     ($  0.000)    $0.026       ($ 0.026)           --       $ 1.000    2.68%
1996............................    1.000      0.024            --      0.024         (0.024)           --         1.000    2.42%
1995............................    1.000      0.031        (0.008)     0.023         (0.031)       $0.008         1.000    3.10%(3)
1994............................    1.000      0.020        (0.000)     0.020         (0.020)           --         1.000    1.99%
1993............................    1.000      0.017        (0.000)     0.017         (0.017)           --         1.000    1.76%
1992............................    1.000      0.025        (0.000)     0.025         (0.025)           --         1.000    2.57%
March 20, 1991 (5)
 to November 30, 1991 ..........    1.000      0.026        (0.000)     0.026         (0.026)           --         1.000    4.24%(4)

CALIFORNIA MUNICIPAL PORTFOLIO
Year ended November 30,
1997............................   $    55.7       0.90%(1,2)    2.64%(1,2)
1996............................        53.4       0.85%(1)      2.42%(1)
1995............................        75.9       0.82%(1)      3.05%(1)
1994............................        61.3       0.85%(1)      1.99%(1)
1993............................        62.3       0.85%(1)      1.75%(1)
1992............................        61.2       0.60%(1)      2.51%(1)
March 20, 1991 (5)
 to November 30, 1991 ..........        45.4       0.54%(1,4)    3.75%(1,4)


(1) During the periods noted above, the Adviser waived a portion of its fees. Additionally, for the years ended November 30, 1997 and November 30, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. Had such waivers not been in effect nor such expenses offset, the ratios of net operating expenses to average net assets would have been 0.96%, 0.97%, 0.95%, 0.97%, 0.98%, 1.02% and 1.08%, respectively, and the ratios of net investment income to average net assets would have been 2.58%, 2.30%, 2.92%, 1.87%, 1.62%, 2.09% and 3.21%, respectively.
(2) Average net assets for the year ended November 30, 1997 were $57,449,650.
(3) Had the Adviser not made the capital contribution, the Portfolio's total return would have been lower.
(4) Annualized.
(5) Commencement of operations.

NEW YORK MUNICIPAL PORTFOLIO
Year ended November 30,
1997............................  $ 1.000     $0.026     ($  0.000)    $0.026       ($ 0.026)           --       $ 1.000    2.66%
1996............................    1.000      0.025            --      0.025         (0.025)           --         1.000    2.50%
1995............................    1.000      0.030         0.000      0.030         (0.030)           --         1.000    3.07%
1994............................    1.000      0.019        (0.000)     0.019         (0.019)           --         1.000    1.92%
1993............................    1.000      0.016        (0.000)     0.016         (0.016)           --         1.000    1.66%
1992............................    1.000      0.025        (0.000)     0.025         (0.025)           --         1.000    2.56%
April 10, 1991 (4)
 to November 30, 1991 ..........    1.000      0.024        (0.000)     0.024         (0.024)           --         1.000    4.29%(3)

NEW YORK MUNICIPAL PORTFOLIO
Year ended November 30,
1997............................   $    73.2       0.98%(1,2)    2.63%(1,2)
1996............................        60.0       0.97%(1)      2.45%(1)
1995............................        52.3       0.79%(1)      3.02%(1)
1994............................        48.0       0.82%(1)      1.90%(1)
1993............................        42.2       0.79%(1)      1.64%(1)
1992............................        32.9       0.74%(1)      2.43%(1)
April 10, 1991 (4)
 to November 30, 1991 ..........        18.4       0.56%(1,3)    3.80%(1,3)

(1) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. Additionally, for the years ended November 30, 1997 and November 30, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. Had such waivers and assumptions not been in effect nor such expenses offset, the ratios of net operating expenses to average net assets would have been 0.98%, 0.98%, 1.00%, 1.01%, 1.03%, 1.19% and 1.43%, respectively, and the ratios of net investment income to average net assets would have been 2.62%, 2.44%, 2.81%, 1.71%, 1.40%, 1.98% and 2.93%, respectively.
(2) Average net assets for the year ended November 30, 1997 were $64,686,712.
(3) Annualized.

(4) Commencement of operations.
 * Assumes reinvestment of all dividends.

                       OCC CASH RESERVES PRIMARY PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

     The Primary Portfolio's investment objectives are in the following order of priority--safety of principal, liquidity, and maximum current income from money market securities to the extent consistent with the first two objectives. As a matter of fundamental policy, the Primary Portfolio pursues its objectives by maintaining a diversified portfolio of high quality money market securities of the types described in the succeeding section, all of which at the time of investment have remaining maturities of thirteen months or less within the meaning of the Investment Company Act of 1940 (the 'Act'). While the Portfolio may not change this policy or the other 'fundamental investment policies' described below without shareholder approval, it may, upon notice to shareholders but without such approval, change its other investment policies. As is true with all investment companies, there can be no assurance that the Primary Portfolio's objectives will be achieved.

MONEY MARKET SECURITIES

     The money market securities in which the Primary Portfolio invests are (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively 'U.S. Government Securities'); (2) U.S. dollar-denominated certificates of deposit and bankers' acceptances of prime quality issued or guaranteed by, and interest-bearing time deposits maintained at, (a) U.S. banks or savings and loan associations having total assets of more than $1 billion and which are insured under the administration of the Federal Deposit Insurance Corporation ('FDIC'), (b) foreign branches of such U.S. institutions, and U.S. or foreign branches of foreign banks having total assets of at least $1 billion; (3) domestic or foreign commercial paper of prime quality and participation interests in loans of equivalent quality extended by banks to such companies; and (4) repurchase agreements that are collateralized in full each day by U.S. Government Securities. For the purposes of this prospectus, prime quality shall mean the security (or the issuer for a comparable security) is rated in one of the two highest rating categories for short term debt obligations by any two of Standard & Poor's Corporation
('S&P'), Moody's Investors Service, Inc. ('Moody's'), Fitch Investors Service, Inc. ('Fitch'), Duff & Phelps, Inc. ('Duff') or Thomson BankWatch, Inc., or by one of such rating agencies if only one rating agency has issued a rating with respect to the security, or, if not rated, judged by the Advisor pursuant to criteria adopted by the Fund's Board of Directors to be of comparable quality.

     Investments by the Primary Portfolio which do not satisfy one of the following requirements are considered to be 'Second Tier Securities' and are limited in the aggregate to 5% of the Portfolio's total assets in regard to issues and to 1% of total assets (or $1 million if greater) in regard to any one issuer of such issues: (i) issues rated in the highest category (or the issuer is so rated for a comparable security) by at least two of the above-listed rating agencies; or (ii) if rated only by one agency, rated in the highest category; or (iii) if unrated, determined by the Board of Directors to be of quality comparable to issues which qualify under (i) or (ii). Securities that meet the above requirements are considered 'First Tier Securities.'

     Certificates of deposit represent the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers' acceptances are short-term collateralized credit instruments drawn on and evidencing the obligation of a bank to pay the value at maturity. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Participation interests are undivided beneficial interests in loans giving the purchaser the right to receive a pro rata share of a loan's cash flow. Repurchase agreements are contracts under which the buyer acquires a security subject to the obligation of the seller to repurchase at a fixed price, usually within one week. The Fund enters into such agreements only with 'primary dealers' (as designated by the Federal Reserve Bank of New York) in U.S. Government Securities and with the Fund's Custodian. The Fund could experience a loss in the event of its failure to realize full value upon collateral liquidation required by a dealer's default. Though investments in obligations of foreign issuers may be higher yielding than those of domestic issuers, they may involve certain different risks such as exchange control regulations; limited availability of information about the issuer; differences in accounting, auditing and financial reporting standards and government regulation; the possibility of expropriation, nationalization or confiscatory taxation; political or social instability or diplomatic developments; and the differences between the economies of the United States and the applicable foreign country, even though the Fund's investments are limited to those in 'developed countries.' Each of these factors is carefully considered when investments are made, but the Fund does not limit the amount of its assets which can be invested in any particular type of eligible obligation or in any developed foreign country.

     The Fund uses the amortized cost method to value its portfolio securities pursuant to Rule 2a-7 of the Act. Certain provisions of Rule 2a-7, which become effective on July 1, 1998, are more restrictive than certain of the fundamental investment policies of the Portfolios. Effective July 1, 1998, the Portfolios will comply with the more restrictive provisions of Rule 2a-7.

OTHER FUNDAMENTAL INVESTMENT POLICIES

     To maintain portfolio diversification and reduce investment risk, the Primary Portfolio may not (1) invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, except that under normal circumstances at least 25% of its total assets will be invested in bank obligations; (2) invest more than 5% of its total assets in the securities of any issuer (loan participations are considered obligations of both the lender and the borrower); (3) invest more than 10% of its total assets in repurchase agreements not terminable within seven days

(whether or not illiquid) or other illiquid investments including participation interests and other instruments described above for which no secondary markets exist: (4) borrow money except from banks for extraordinary or emergency purposes in aggregate amounts not exceeding 15% of its total assets (and, when such borrowings exceed 5% of its total assets, make any further investments); and (5) mortgage, pledge or hypothecate its assets except to secure such borrowings. Limitations (1) and (2) do not apply to U.S. Government Securities.

                     OCC CASH RESERVES GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVES AND PROCEDURES

     The Government Portfolio's investment objectives are in the following order of priority--safety of principal, liquidity, and maximum current income from money market securities to the extent consistent with the first two objectives. As a matter of fundamental policy, the Government Portfolio pursues its objectives by maintaining a diversified portfolio of high quality money market securities of types described in the succeeding paragraph, all of which at the time of investment have remaining maturities of thirteen months or less within the meaning of the Act. While the Portfolio may not change this policy or the 'other fundamental investment policies' described below without shareholder approval, it may, upon notice to shareholders but without such approval, change its other investment policies. As is true with all investment companies, there can be no assurance that the Government Portfolio's objectives will be achieved.

MONEY MARKET SECURITIES

     The money market securities in which the Government Portfolio invests are
(1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively 'U.S. Government Securities'), including direct obligations of the United States Treasury such as Bills, Notes and Bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress such as the Federal Home Loan Banks, which have the right to borrow from the U.S. Treasury, and the Federal National Mortgage Association, the securities of which are solely dependent on the issuing instrumentality for repayment; and (2) repurchase agreements that are collateralized in full each day by the types of U.S. Government Securities listed above. These agreements are entered into with 'primary dealers' (as designated by the Federal Reserve Bank of New York) in U.S. Government Securities and with the Fund's Custodian.

OTHER FUNDAMENTAL INVESTMENT POLICIES

     To maintain portfolio diversification and reduce investment risk, the Government Portfolio may not (1) invest more than 5% of its total assets in repurchase agreements with any one vendor, although with respect to 25% of its total assets it may invest without regard to such limitation; (2) invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments; (3) borrow money except from banks for extraordinary or emergency purposes in aggregate amounts not exceeding 15% of its total assets (and, when such borrowings exceed 5% of its total assets, make any further investments); and (4) mortgage, pledge or hypothecate its assets except to secure such borrowings.

                  OCC CASH RESERVES GENERAL MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

     The General Municipal Portfolio's investment objectives are in the following order of priority--safety of principal, liquidity, and, to the extent consistent with these objectives, maximum current income from money market securities that is exempt from Federal income taxes. As a matter of fundamental policy, the General Municipal Portfolio pursues its objectives by maintaining a diversified portfolio of high-grade municipal securities of the types described in the succeeding section, all of which at the time of investment have remaining maturities of thirteen months or less within the meaning of the Act and generate, in the opinion of bond counsel to the issuer, interest that is exempt from Federal income taxes. At least 80% of the Portfolio's total assets will be invested in such securities (not including securities treated as tax preference items) unless the Advisor has determined that it is in the best interest of the Portfolio to assume a temporary defensive position involving a greater commitment of assets to obligations generating taxable income. Normally, substantially all of the Portfolio's income will be exempt from Federal taxes, although it may be subject to state or local income taxes. While the Portfolio may not change this policy or the 'other fundamental investment policies' described below without shareholder approval, it may, upon notice to shareholders but without such approval, change its other investment policies. As is true with all investment companies, there can be no assurance that the General Municipal Portfolio's objectives will be achieved.

     Under the current Internal Revenue Code (1) interest on tax-exempt municipal securities issued after August 7, 1986 and used to finance 'private activities' (e.g., industrial development bonds) shall be treated as an item of tax preference for purposes of alternative minimum tax ('AMT') imposed on individuals and corporations, though for Federal income tax purposes such interest shall remain fully tax-exempt, and (2) interest on all tax-exempt obligations shall be included in 'adjusted net book income' of corporations for AMT purposes. The General Municipal Portfolio may purchase 'private activity' municipal securities without limitation and therefore a substantial portion (and potentially all) of any distribution from the Portfolio may be treated as a tax preference item (with resulting tax) for those taxpayers subject to AMT. Investors who are already subject to AMT should consider whether an investment in the Portfolio is suitable for them. Investors are urged to consult their own tax advisors with respect to their own tax situations.

MUNICIPAL SECURITIES

     The municipal securities in which the General Municipal Portfolio invests are municipal notes, short-term municipal bonds, short-term discount notes, and participation interests in any of the foregoing. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of thirteen months or less. Examples include tax anticipation and revenue anticipation notes which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Municipal notes and short-term municipal bonds may either be secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, or paid from the revenues of a particular facility or a specific excise or other source. Included within the revenue bonds category are participations in lease obligations or installment purchase contracts (hereinafter collectively called 'lease obligations') of municipalities. States and local agencies or authorities issue lease obligations to acquire equipment and facilities. Short-term discount notes are short-term obligations issued at a discount to face value. Participation interests are undivided interests in loans giving the purchaser the right to a pro-rata share of a loan's cash flow.

     All of the General Municipal Portfolio's municipal securities at the time of purchase must be of prime quality, as previously defined. Securities must also meet credit standards applied by the Advisor.

     The General Municipal Portfolio may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Variable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of domestic or foreign banks having total assets of more than $1 billion; the letters of credit of any single bank in respect of all variable rate obligations will not cover more than 10% of the Portfolio's total assets.

     The General Municipal Portfolio also may purchase tender option bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer, or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities coupled with the tender option to trade at par on the date of such determination. Thus, after payment of the fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor, on behalf of the General Municipal Portfolio, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal security, of any custodian, and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities, and for other reasons. The Fund will consider as illiquid securities tender option bonds as to which it cannot exercise the tender feature on not more than seven days' notice if there is no secondary market available for these obligations.

     Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Lease obligations and conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for government issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain 'non-appropriation' clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing 'non-appropriation' clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

     In addition, lease obligations may not have the depth of marketability associated with other municipal obligations, and as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not the General Municipal Portfolio will consider such securities to be illiquid (the Portfolio may not invest more than 10% of its net assets in illiquid securities), the following guidelines have been established to determine the liquidity of a lease obligation. The factors to be considered in making the determination include: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

     The General Municipal Portfolio also may invest in forward commitments, which obligate the Portfolio to purchase securities, and stand-by commitments or puts, which give the Portfolio the right to resell securities, from or to a dealer at a specified price. Such commitments, which may involve certain expenses and risks, are not expected to comprise a significant portion of the Portfolio's investments. The Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities. The underlying securities are subject to market fluctuations and no interest accrues prior to delivery of such securities.

     The Portfolio may invest a significant percentage of its assets in municipal obligations subject to put or demand features and similar credit and liquidity enhancements. Because the Portfolio invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Portfolio.


TAXABLE INVESTMENTS

     The taxable investments in which the General Municipal Portfolio may invest include obligations of the U.S. Government and its agencies or instrumentalities; high quality certificates of deposit and bankers' acceptances; prime commercial paper; and repurchase agreements collateralized at all times by such instruments.

OTHER FUNDAMENTAL INVESTMENT POLICIES

     To maintain Portfolio diversification and reduce investment risk, the General Municipal Portfolio may not (1) invest more than 25% of its total assets in municipal securities whose issuers are located in the same state or more than 25% of its total assets in municipal securities whose interest is paid from revenues of similar-type projects; (2) invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government) except that up to 25% of its total assets may be invested in the First Tier Securities of a single issuer for a period of three business days (this exception is not available for more than one issuer at any time); it may invest without regard to such 5% limitation with respect to 25% of its total assets until July 1, 1998; (3) invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments; (4) borrow money except from banks for extraordinary or emergency purposes and in aggregate amounts not exceeding 15% of its total assets (and, when such borrowings exceed 5% of its total assets, make any further investments); and (5) mortgage, pledge or hypothecate its assets except to secure such borrowings.

     On and after July 1, 1998, the General Municipal Portfolio will not invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government) except for the three day period described in (2) above, as required by Rule 2a-7. In addition, the Portfolio may not invest more than 5% of its total assets in private activity municipal securities that are Second Tier Securities and the Portfolio may not invest more than the greater of 1% of its total assets or $1 million in securities issued by an issuer of private activity municipal securities that are Second Tier Securities.

                OCC CASH RESERVES CALIFORNIA MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives of the California Municipal Portfolio (the 'Portfolio') are in the following order of priority--safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income available from money market securities that is exempt from Federal and California personal income taxes. The Portfolio pursues its objectives by maintaining a portfolio of high-grade securities of the types described in the succeeding section, which at the time of investment have remaining maturities of thirteen months or less within the meaning of the Act and generate, in the opinion of bond counsel to the issuer, interest that is exempt from Federal and California personal income taxes ('California Municipal Securities'). As a matter of fundamental policy, at least 80% of the Portfolio's total assets will be invested in California Municipal Securities unless the Advisor determines that it is in the best interest of the Portfolio to assume a temporary defensive position involving a greater commitment of assets to obligations generating taxable income. Normally, substantially all of the Portfolio's income will be exempt from Federal and California personal income taxes. While the Portfolio may not change the foregoing policies or the 'other fundamental investment policies' described below without shareholder approval, it may, upon notice to shareholders but without such approval, change its other investment policies. As is true with all investment companies, there can be no assurance that the Portfolio's objectives will be achieved.

     The Portfolio may purchase 'private activity' municipal securities without limitation and therefore a substantial portion (and potentially all) of any distribution from the Portfolio may be treated as a tax preference item (with resulting tax) for those taxpayers subject to AMT (as defined on page 7). Investors already subject to AMT should consider whether an investment in the Portfolio is suitable for them. Investors are urged to consult their own tax advisors with respect to their own tax situations.

CALIFORNIA MUNICIPAL SECURITIES

     The California Municipal Securities in which the Portfolio invests are municipal notes, short-term municipal bonds, short-term discount notes and participation interests in any of the foregoing as described under 'Municipal Securities' on page 8.

     All of the Portfolio's securities at the time of purchase are of prime quality as defined previously. Securities must also meet credit standards applied by the Advisor.

     The Portfolio may invest in variable rate obligations, forward commitments and stand-by commitments, tender option bonds and lease obligations, as described and according to the limitations set forth under 'Municipal Securities' on page 8. The Portfolio may invest a significant percentage of its assets in municipal obligations subject to put or demand features and similar credit and liquidity enhancements. Because the Portfolio invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Portfolio.

     The California Municipal Portfolio is concentrated in securities issued by the State of California or entities within the State of California and therefore investment in the Portfolio may be riskier than an investment in other types of money market funds. Investors also should consider the current and past financial condition of California municipal issuers which is discussed in the Statement of Additional Information ('SAI').

TAXABLE INVESTMENTS


     While it is anticipated that substantially all of the Portfolio's assets will be invested in California Municipal Securities, the Portfolio is authorized, under normal circumstances, to invest up to 20% of its total assets in taxable investments. The taxable investments are limited to obligations of the U.S. Government and its agencies or instrumentalities; prime quality certificates of deposit and bankers acceptances of domestic banks; prime quality commercial paper; and repurchase agreements collateralized at all times by such instruments.

OTHER FUNDAMENTAL INVESTMENT POLICIES

     To reduce investment risk, the Portfolio may not (1) invest more than 25% of its total assets in securities whose interest is paid from revenues of similar-type projects; (2) until July 1, 1998 with respect to 50% of its assets invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government); (3) invest any more than 25% of its assets in any one issuer; provided that on and after July 1, 1998, the Portfolio may not invest more than 5% of its total assets in securities of nay one issuer that are not First Tier Securities; (4) invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments; (5) borrow money except from banks for extraordinary or emergency purposes and in aggregate amounts not exceeding 15% of its total assets, and when such borrowings exceed 5% of its total assets, make any further investments; and (6) mortgage, pledge or hypothecate its assets except to secure such borrowings.

     On and after July 1, 1998, the California Municipal Portfolio will not invest more than five percent of its total assets in securities issued by any one issuer; this restriction will apply to seventy-five percent of the total assets of the Portfolio, as required by Rule 2a-7. In addition, the Portfolio will not invest more than five percent of its total assets in private activity municipal securities that are Second Tier Securities. The Portfolio will not invest more than the greater of one percent of its total assets or one million dollars in private activity municipal securities issued by an issuer that are Second Tier Securities.

                 OCC CASH RESERVES NEW YORK MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives of the New York Municipal Portfolio (the 'Portfolio') are in the following order of priority--safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income available from money market securities that is exempt from Federal, New York State and New York City income taxes. The Portfolio pursues its objectives by maintaining a portfolio of high-grade securities of the types described in the succeeding section, which at the time of investment have remaining maturities of thirteen months or less within the meaning of the Act and generate, in the opinion of bond counsel to the issuer, interest that is exempt from Federal, New York State and New York

City income taxes ('New York Municipal Securities'). As a matter of fundamental policy, at least 80% of the Portfolio's total assets will be invested in New York Municipal Securities unless the Advisor determines that it is in the best interest of the Portfolio to assume a temporary defensive position involving a greater commitment of assets to obligations generating taxable income. Normally, substantially all of the Portfolio's income will be exempt from Federal, New York State and New York City income taxes. While the Portfolio may not change the foregoing policies or the 'other fundamental investment policies' described below without shareholder approval, it may, upon notice to shareholders but without such approval, change its other investment policies. As is true with all investment companies, there can be no assurance that the Portfolio's objectives will be achieved.

     The Portfolio may purchase 'private activity' municipal securities without limitation, and therefore a substantial portion (and potentially all) of any distribution from the Portfolio may be treated as a tax preference item (with resulting tax) for those taxpayers subject to AMT as defined on page 7. Investors who are already subject to AMT should consider whether an investment in the Portfolio is suitable for them. Investors are urged to consult their own tax advisors with respect to their own tax situations.

NEW YORK MUNICIPAL SECURITIES

     The New York Municipal Securities in which the Portfolio invests are municipal notes, short-term municipal bonds, short-term discount notes and participation interests in any of the foregoing as described under Municipal Securities on page 8.

     All of the Portfolio's securities at the time of purchase are of prime quality as defined previously. Securities must also meet credit standards applied by the Advisor.

     The Portfolio may invest in variable rate obligations, forward commitments and stand-by commitments or puts, tender option bonds and lease obligations as described and according to the limitations set forth under 'Municipal Securities' on page 8. The Portfolio may invest a significant percentage of its assets in municipal obligations subject to put or demand features and similar credit and liquidity enhancements. Because the Portfolio invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Portfolio.

     The New York Municipal Portfolio is concentrated in securities issued by the State of New York or entities within the State of New York and therefore investment in the Portfolio may be riskier than an investment in other types of money market funds. Investors also should consider the current and past financial condition of New York municipal issuers which is discussed in the SAI.

TAXABLE INVESTMENTS

     While it is anticipated that substantially all of the Portfolio's assets will be invested in New York Municipal Securities, the Portfolio is authorized, under normal circumstances, to invest up to 20% of its total assets in taxable investments. The taxable investments are limited to obligations of the U.S. Government and its agencies or instrumentalities; prime quality certificates of deposit and bankers acceptances of domestic banks; prime quality commercial paper; and repurchase agreements collateralized at all times by such instruments.

OTHER FUNDAMENTAL INVESTMENT POLICIES

     To reduce investment risk, the Portfolio may not (1) invest more than 25% of its total assets in securities whose interest is paid from revenues of similar-type projects; (2) until July 1, 1998, with respect to 50% of its assets invest more than 5% of its total assets in the securities of any one issue (except the U.S. Government); (3) invest any more than 25% of its assets in any one issuer; provided that on and after July 1, 1998, the Portfolio may not invest more than 5% of its total assets in securities of any one issuer that are not First Tier Securities; (4) invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments; (5) borrow money except from banks for extraordinary or emergency purposes and in aggregate amounts not exceeding 15% of its total assets, and when such borrowings exceed 5% of its total assets, make any further investments; and (6) mortgage, pledge or hypothecate its assets except to secure such borrowings.

     On and after July 1, 1998, the New York Municipal Portfolio will not invest more than five percent of its total assets in securities issued by any one issu-er; this restriction will apply to seventy-five percent of the total assets of the Portfolio, as required by Rule 2a-7. In addition, the Portfolio will not invest more than five percent of its total assets in private activity municipal securities that are Second Tier Securities. The Portfolio will not invest more than the greater of one percent of its total assets or one million dollars in private activity municipal securities issued by an issuer that are Second Tier Securities.

                             ADDITIONAL INFORMATION

     TIMING OF INVESTMENTS AND REDEMPTIONS. The Fund has two transaction times each day, at 12:00 noon and 4:00 p.m. (New York time). New investments represented by Federal Funds or bank wire monies received by the Custodian prior to 12:00 noon are paid the full dividend for that day; such investments received after 12:00 noon do not begin to receive daily dividends until the next day. Redemption orders received prior to 12:00 noon are effected at 12:00 noon; the shares redeemed do not earn that day's dividend but the redemption proceeds are available that day. Redemption orders received after 12:00 noon are effected at 4:00 p.m.; the shares redeemed earn the daily dividend for that day and the redemption proceeds are remitted the next business day.

     GUARANTEED PAYMENT. A broker-dealer or other financial intermediary may arrange for investments in shares of the Fund at the 4:00 p.m. transaction time and guarantee that payments in Federal Funds for the shares purchased will be made prior to 12:00 noon the next day.

     SHARE PRICE. Shares are sold and redeemed on a continuing basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00, although this share price is not guaranteed. The net asset value is determined each business day at 12:00 noon and 4:00 p.m. (New York time). The net asset value per share is calculated by taking the sum of the value of investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Advisor, are accrued daily.

     DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of each Portfolio is determined each business day and is declared payable pro rata to shareholders of record as of 12:00 noon. Declared dividends are accrued and are automatically paid into shareholders' accounts on a monthly basis. As such additional reinvested shares earn subsequent dividends, a compounding growth of income occurs.

     Net income of the Portfolios consists of all accrued interest income on portfolio assets less the expenses applicable to that dividend period.

     Distributions to your account of tax-exempt interest income are not subject to Federal income tax (other than the alternative minimum tax and market discount, if any, on securities purchased by the Portfolio), but may be subject to state or local income taxes. Distributions of income earned by the California General Municipal Portfolio from California tax-exempt securities are not subject to Federal income tax (other than the alternative minimum tax described above) or to California personal income taxes. Distributions of income earned by the New York Municipal Portfolio from New York Municipal Securities are not subject to Federal income tax (other than the alternative minimum tax described above) or to New York State and New York City income taxes. Distributions of taxable interest income, other investment income, and net short-term capital gains are taxed to you as ordinary income; state and local taxation of such distributions, if any, may be reduced in proportion to the percentage of income that derives from U.S. Government obligations. Distributions of net long-term capital gains would be taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions of net short-term and long-term capital gains, if any, would be made at least annually. Each January, each Portfolio will send you tax information for the calendar year just ended stating the amounts and types of all its distributions, including the percentage of income derived from U.S. Government obligations, for the calendar year just ended.

     THE ADVISOR. The Fund retains OpCap Advisors (the 'Advisor'), One World Financial Center, New York, New York, 10281, under an Advisory Agreement to provide investment advice and, in general, to supervise the Fund's business affairs and investment program, subject to the general control of the Directors of the Fund. The Advisor is a subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $61.4 billion in assets under management on December 31, 1997. All investment management services performed under the Advisory Agreement are performed by employees of Oppenheimer Capital. On November 4, 1997, PIMCO Advisors L.P. ('PIMCO Advisors'), a registered investment adviser with $125 billion in assets under management through various subsidiaries, and its affiliates acquired control of Oppenheimer Capital and its subsidiary OpCap Advisors, the Manager of the Fund. A new Advisory Agreement (on identical terms as the previous Advisory Agreement) between the Fund and OpCap Advisors became effective November 5, 1997. The new Advisory Agreement was approved by the shareholders of each Portfolio of the Fund at a Special Meeting of Shareholders held on October 14, 1997. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital and OpCap Advisors became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P. ('PIMCO G.P.') a California general partnership, and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), a NYSE-listed Delaware limited partnership of which PIMCO G.P. is the sole general partner. PIMCO GP beneficially owns or controls (through its general partner interest in PIMCO Advisors Holdings, L.P. formerly Oppenheimer Capital, L.P.) greater than 80% of the units of limited partnership ('Units') of PIMCO Advisors. PIMCO GP has two general partners. The first of these is Pacific Investment Management Company, a wholly-owned subsidiary of Pacific Financial Asset Management Company, which is a direct subsidiary of Pacific Life Insurance Company ('Pacific Life'). The managing general partner of PIMCO GP is PIMCO Partners L.L.C. ('PPLLC'), a California limited liability company. PPLLC's members are the Managing Directors (the 'PIMCO Managers') of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the 'PIMCO Subpartnership'). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson Jr., William S. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III. PIMCO Advisors is governed by a Management Board, which consists of sixteen members, pursuant to a delegation by its general partners. PIMCO GP has the power to designate up to nine members of the Management Board and the PIMCO Subpartnership, of which the PIMCO Managers are the Managing Directors, has the power to designate up to two members. In addition, PIMCO GP, as the controlling general partner of PIMCO Advisors, has the power to revoke the delegation to the Management Board and exercise control of PIMCO Advisors. As a result, Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers disclaim such control. Because of direct or indirect power to appoint 25% of the members of the Equity Board,

(i) Pacific Life and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the Investment Company Act, to control PIMCO Advisors. Pacific Life, the PIMCO Subpartnership and the PIMCO Managers disclaim such control. The management fee rate for each Portfolio is at an annual rate of .50% on the first $100 million of average daily net assets,
 .45% on the next $200 million of average daily net assets, and .40% of average daily net assets in excess of $300 million, payable monthly.

     DISTRIBUTION PLAN.  Under a Distribution Assistance and Administrative

Services Plan (the 'Plan') adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Portfolio pays the Advisor monthly at an annual rate of .25 of 1% of the Portfolio's average daily net assets. Substantially all such monies are paid by the Advisor to broker-dealers, banks and other depository institutions, and other financial intermediaries for distribution assistance and administrative services provided to the Portfolio, with any remaining amounts being used to partially defray other expenses incurred by the Advisor in distributing shares. The Plan has been approved by the Board of Directors and by the Fund's shareholders. The SAI contains additional information about the Advisory Agreement and the Plan.

     ADMINISTRATIVE SERVICES. The Fund also may pay certain broker-dealers including CIBC Oppenheimer Corp. for performing certain administrative services for accounts in the Fund including providing beneficial owners with statements showing their positions in the Fund, posting dividend payments to beneficial owners' accounts and providing shareholder information to enable the Fund to mail prospectuses, annual and semi-annual reports to beneficial owners. Such payments are capped at 5 basis points of average daily net assets.

     EXPENSES-EXPENSE LIMITATION. Principal operating expenses of the Fund consist of the Advisor's fee, costs of the Plan, legal and accounting expenses, custodian fees, and transfer agent and other shareholder servicing costs. Shareholders pay no direct charges or fees for investment services. Each Portfolio's expenses are paid out of its gross investment income. The Advisor reimburses each Portfolio to the extent that the combined aggregate operating expenses of the Portfolio exceed 1% (net of any expense offsets) of its average daily net assets for any fiscal year.

     FUND ORGANIZATION. The Fund, which is an open-end investment company registered under the Investment Company Act of 1940, was organized as a Maryland corporation in series form in April 1989. The Fund's activities are supervised by its Board of Directors. Each share of a Portfolio is entitled to one vote; shares vote as a single series on matters that affect all Portfolios in substantially the same manner. The Fund does not intend to hold regular annual shareholder meetings. Directors are required to call a special meeting of a Portfolio's shareholders if owners of at least 10% of the Portfolio's outstanding shares so request in writing. The Fund may establish additional Portfolios which may have different investment objectives from those stated in this prospectus. The Fund issues shares only for full monetary consideration, and it does not issue share certificates.

     REPORTS. You will receive semi-annual and annual reports of the Portfolio in which you are invested. To reduce expenses, only one copy of financial reports will be mailed to your household, even if you have more than one account. If you wish to receive additional copies of financial reports, please call 1-800-401-6672. Your portfolio transactions and balances will be reported each month on your CIBC Oppenheimer Securities account statements.

     YIELD DEFINITIONS. From time to time we may advertise yield, effective yield, and tax equivalent yield. Yield refers to income generated by an investment in a Portfolio over a seven day or other stated period, expressed as an annual percentage rate. Effective yield of a Portfolio results from the compounding of periodically reinvested dividends. Tax-equivalent yield represents the amount of income subject to a particular tax rate which would have to be earned to give an investor an amount of income equal to tax-exempt income. In addition, reference in advertisements may be made to ratings and ratings among similar funds by independent evaluators, such as Lipper's Analytical Services, Inc. The performance of the Portfolios may be compared to recognized indices of market performance.

     CUSTODIAN AND TRANSFER AGENT. The custodian of the assets, transfer agent and shareholder servicing agent for the Fund is State Street Bank and Trust Company. CIBC Oppenheimer Corp. maintains an omnibus account for its customers who are shareholders of the Fund and provides certain recordkeeping services for those shareholders. Cash balances of the Fund with the Custodian in excess of $100,000 are unprotected by Federal deposit insurance. Such uninsured balances may at times be substantial.

     YEAR 2000 ISSUES. The management services provided to the Fund by the Advisor, and the services provided by the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other incorrect date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisor and Transfer Agent have been actively working on necessary changes to their own computer systems to deal with the year 2000 and expect that their systems will be adapted before that date, but there can be assurance that they will be successful or that interaction with other noncomplying computer systems will not impair their services at that time.

                        PURCHASE AND REDEMPTION OF SHARES

  There are no minimum amounts required for either investments or withdrawals.

INITIAL INVESTMENTS (Purchases)

     Contact your CIBC Oppenheimer Account Executive to arrange for an initial investment in a Portfolio of the Fund. You may use the Portfolio either as the money market fund tied to your CIBC Oppenheimer securities account through CIBC Oppenheimer's sweep service or as an additional investment position held in your securities account.

     The 'sweep' means that cash is automatically invested in the Portfolio of your choice when the cash becomes available in your CIBC Oppenheimer securities account from any source such as proceeds from securities sales, receipt of dividends or interest income, or a check deposit from you. Amounts of $10,000 or more are invested on the next business day; amounts less than $10,000 are invested once a week on the first business day of the following week. The sweep automatically withdraws cash from your Portfolio when appropriate to cover purchases or other activities in your securities account.


SUBSEQUENT INVESTMENTS (Purchases)

     Mail or deliver your check, payable to CIBC Oppenheimer Corp., to your CIBC Oppenheimer Account Executive. Please write your securities account number and the Portfolio name on the check. If you wish to make an investment by sending a wire from your bank, contact your CIBC Oppenheimer Account Executive to obtain wiring instructions.

WITHDRAWALS (Redemptions)

     For withdrawals other than those automatically activated by the sweep (see 'Initial Investments' above), please instruct your CIBC Oppenheimer Account Executive as to the withdrawal amount and the delivery of the proceeds.

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

                (This page has been left blank intentionally.)

   OCC Cash Reserves (the 'Fund') is an open-end money market fund investment company with five separate Portfolios. Though the Portfolios have the same investment objectives of safety of principal, liquidity and maximum current income, they may in the pursuit of these objectives invest in different types of money market securities or in different proportions of the same types of securities. This prospectus sets forth information about the Fund and its Primary, Government, General Municipal, California Municipal and New York Municipal Portfolios that a prospective investor should know before investing. Please retain this prospectus for future reference.

   A Statement of Additional Information dated March 31, 1998 provides further discussion of certain areas in this prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference.
A free copy may be obtained by writing the Fund.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS
----------------------------------------------------
                                               PAGE
Introduction.......................................1
Expense Information................................2
Financial Highlights...............................3
Primary Portfolio..................................5
Government Portfolio...............................6
General Municipal Portfolio........................7
California Municipal Portfolio....................10
New York Municipal Portfolio......................11
Additional Information............................13
Purchase and Redemption of Shares.................16


March 31, 1998


OCC CASH RESERVES

   o Primary Portfolio

   o Government Portfolio

   o General Municipal Portfolio

   o California Municipal Portfolio

   o New York Municipal Portfolio


 PROSPECTUS


[LOGO]

[LOGO]

                       Statement of Additional Information
                       -----------------------------------


                             OCC CASH RESERVES, INC.

                               - Primary Portfolio

                             - Government Portfolio

                          - General Municipal Portfolio

                        - California Municipal Portfolio

                         - New York Municipal Portfolio


                           One World Financial Center
                            New York, New York 10281
                          (800) 401-6672/(212) 374-6187


This Statement of Additional Information (the "Additional Statement") is not a Prospectus. Investors should understand that this Additional Statement should be read in conjunction with the Prospectus for OCC Cash Reserves, Inc. (the "Fund") dated March 31, 1998. Prospectuses may be obtained by contacting the Fund.


           The date of this Additional Statement is March 31, 1998.

                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----


INVESTMENT OF THE FUND'S ASSETS..............................................3

SPECIAL CONSIDERATIONS REGARDING NEW YORK MUNICIPAL
   OBLIGATIONS...............................................................9

SPECIAL CONSIDERATIONS REGARDING CALIFORNIA MUNICIPAL
   OBLIGATIONS..............................................................20

INVESTMENT RESTRICTIONS.....................................................24

DIRECTORS AND OFFICERS......................................................25

PRINCIPAL HOLDERS OF SECURITIES.............................................29

INVESTMENT MANAGEMENT AND OTHER SERVICES....................................29

DETERMINATION OF NET ASSET VALUE............................................33

TAXES.......................................................................35

PORTFOLIO YIELD.............................................................37

ADDITIONAL INFORMATION......................................................40

APPENDIX...................................................................A-1

FINANCIAL STATEMENTS.......................................................B-1

                         INVESTMENT OF THE FUND'S ASSETS

         The investment objective and policies of each portfolio of the Fund (the "Portfolio(s)") are described in the applicable prospectus for the Portfolio. A further description of the Portfolios' investments and investment methods appears below.

U.S. Government Securities. U.S. Government Securities (i.e., obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) include securities issued by the U.S. Government, which in turn include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which mature more than one year after the date they are issued and less than ten years after the date they are issued) and Treasury Bonds (which mature more than ten years after the date they are issued). All Treasury securities are backed by the full faith and credit of the United States Government. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Services Administration, Bank for Cooperatives, Federal Home Loan Banks, Federal Home Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Student Loan Marketing Association, Maritime Administration, the Tennessee Valley Authority and the District of Columbia Advisory Board. Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association ("Fannie Mae"), are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States Government in the event that the agency or instrumentality does not meet its commitment.

Time Deposits and Commercial Paper. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 10% limit on illiquid investments set forth in the Prospectus for each Portfolio.

         Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Portfolios will consist only of direct obligations issued by domestic and foreign entities which, at the time of their purchase (a) have received a short-term rating in one of the two highest short-term rating categories by two of the following nationally recognized statistical rating organizations ("NRSROs")(or if only one NRSRO has issued a rating at the time the Fund purchases or rolls over the security, that NRSRO): Moody's Investors Service, Inc. ("Moodys"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps, Inc. ("Duff & Phelps"), Thomson BankWatch, Inc. and with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker-dealers and broker-dealers' parent companies, and bank-supported debt, IBCA Limited and its affiliate, IBCA Inc.

or (b) if unrated, determined by OpCap Advisors (the "Advisor") under guidelines established by the Board of Directors ("Board") to be of comparable quality to those rated obligations which may be purchased by the Portfolios. The other corporate obligations in which the Portfolios may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount demand notes) issued by domestic and foreign corporations.

         The commercial paper obligations which the Portfolios buy are unsecured and include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit a fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a fund, as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the Master Note. The issuer may prepay at any time and without penalty any part of, or the full amount of, the principal balance outstanding under the Master Note. The Master Note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus for each Portfolio, there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Advisor will, subject to policies established by the Board of Directors of the Fund, consider and monitor on a continuous basis the ratings, earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. A Portfolio will not invest more than 5% of its total assets in such variable rate notes.

Bank Obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. A Portfolio may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess will not be insured. Insured bank obligations have limited marketability and the Portfolios will not limit investment in banks to the insured amount. Unless the Board of Directors determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 10% limit for illiquid investments unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Municipal Securities. The General Municipal Portfolio, California Municipal Portfolio and New York Municipal Portfolio (collectively the "Municipal Portfolios") invest primarily in tax-exempt securities. "Municipal Securities"

refers to debt obligations issued by a state and its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and by territories and possessions of the U.S. the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (i) California personal income taxes in the case of the California Municipal Portfolio, or (ii) New York State and New York City income taxes in the case of the New York Municipal Portfolio. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations or obtaining funds for general operating expenses. Short-term Municipal Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of collections, revenue receipts, or bond sales to finance such public purposes. In addition, certain types of "private activity" bonds may be issued by public authorities to finance privately operated housing facilities, and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal, student loans, or the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. Such obligations are considered as Municipal Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (i) California personal income taxes in the case of the California Municipal Portfolio or (ii) New York State and New York City income taxes in the case of the New York Municipal Portfolio. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, constitute Municipal Securities, although the current federal laws place substantial limitations on the size of such issues. Municipal Securities also include short-term discount notes (tax-exempt commercial paper), which are promissory notes issued by municipalities to enhance their cash flows.

Participation Interests. The Municipal Portfolios may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of actual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on the certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will be exempt from federal income tax (and in the case of the California and New York Municipal Portfolios applicable State and local tax) to the same extent as interest on the Municipal Securities. The Portfolio may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantees of the selling bank and have "put" provisions allowing the Portfolio to compel the seller of the interest to purchase it on pre-determined terms. The selling bank may receive a fee from the Fund in connection with the arrangement. A Municipal Portfolio will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Municipal Securities in which it holds such participation interests is exempt from federal income tax and (i) California personal income tax in the case of the California Municipal Portfolio or (ii) New York State and New York City income tax in the case of the New York Municipal Portfolio. The Municipal Portfolios do not expect to invest more than 5% of their respective total assets in participation interests.

Loan Participations. The Primary Portfolio may invest in short-term loan participations pursuant to agreements between the Fund and commercial banks which have been approved by the Board of Directors. Generally, these short-term loans have maturities ranging between fourteen days and six months (the Fund will not purchase any participation having maturities of longer than one year) and bear interest at a fixed rate payable at maturity. Loan participations do not provide recourse to the selling banks but are solely the obligation of the borrower, although the bank will have continuing responsibility for administering the loan, collecting payment at maturity and passing funds on to the Fund as they are received for which it receives a fee. The Fund will only participate in loans to companies whose outstanding securities and commercial paper are of a quality permissible for investment by the Fund. Loan participations are evidenced by non-negotiable Participation Certificates.

Stand-by Commitments. The Municipal Portfolios have the authority to acquire stand-by commitments from banks and broker-dealers in connection with the purchase of Municipal Securities. A stand-by commitment may be considered a security independent of the Municipal Security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Municipal Security to a third party at any time. Each Portfolio anticipates that stand-by commitments generally will be available without the payment of direct or indirect consideration. The Portfolios do not expect to assign any value to stand-by commitments.

Tender Option Bonds. The Municipal Portfolios may invest in long-term tax-exempt fixed rate instruments that have been converted into short-term tax-exempt variable rate demand instruments ("tender option bonds") by virtue of certain third party demand features. Tender option bonds are tax-exempt bonds with maturities of 5 to 25 years that bear interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that have been coupled with the agreement of a third party such as a bank pursuant to which such institution grants bondholders the option at periodic intervals (usually every six months but in no event less than every twelve months) to tender (put) their bonds to the institution and receive the face value thereof. Holders of tender option bonds are assessed periodic variable tender fees by the institution. Such fees are established for each tender period at a rate equal to the difference between the bonds' fixed coupon rate and the rate as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the tender option bonds to trade at par on the date of such determination. The purchase by the Municipal Portfolios of tender option bonds must comply with certain conditions established by the Securities and Exchange Commission.

Forward Commitments. The Municipal Portfolios may purchase money market securities on a forward commitment basis, which means that delivery and payment for such securities normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Portfolios will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. The Portfolios will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

When-Issued Securities. The Government and Municipal Portfolios may take advantage of offerings of eligible portfolio securities on a "when-issued" basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on municipal securities occurs within one month of the transaction date and settlement in U.S. Government Securities takes place within ten days. A Portfolio will only make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or a loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of a Portfolio's net assets would be so committed.

Repurchase Agreements. Each Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period (usually from day to day and seldom for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price and time, thereby establishing a fixed investment return during the Portfolio's holding period which is not subject to market fluctuations. The Portfolios will enter into repurchase agreements with primary dealers in U.S. Government securities as designated by the Federal Reserve Bank of New York or their subsidiaries or with the Fund's custodian. Under each repurchase agreement, the selling institution will be required to provide, as collateral, securities subject to such repurchase agreement whose market value is not less than the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the selling institution, including costs of disposing of such securities and any loss resulting from delays or restrictions upon a Portfolio's ability to dispose of the underlying securities. The Advisor considers the creditworthiness of those dealers with which the Fund enters into repurchase agreements and monitors on an ongoing basis the value of securities subject to repurchase agreements to ensure that such value is maintained at the required level.


         The Portfolios may also enter into reverse repurchase agreements which involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Under normal circumstances there should be no need to enter into reverse repurchase agreements.

Illiquid Investments. The Advisor will not make investments as to which there exists the possibility of limited liquidity if thereafter more than 10% of the total assets of any Portfolio would consist of such investments. Such investments include (i) repurchase agreements maturing in more than seven days;
(ii) fixed time deposits subject to withdrawal penalties, other than overnight deposits; (iii) restricted securities, i.e., securities which cannot be sold freely due to legal or contractual restrictions on resale (the Fund does not expect to own such securities); (iv) securities and other assets for which a bona fide market does not exist at the time of purchase or subsequent valuation;
(v) insured bank obligations, unless the Board of Directors determines that a readily available market exists for such obligations; (vi) participation interest in loans extended by banks; (vii) variable rate obligations for which there is no readily available market; and (viii) securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, but not including certain certificates of deposits of major foreign banks, banker's acceptances of major foreign banks and high quality commercial paper of major foreign issuers for which the Board of Directors determines that a readily available market exists. Notwithstanding the foregoing, obligations payable at principal amount plus accrued interest on or within seven days after demand are not included with the 10% limitation.

Obligations of Foreign Banks and Foreign Branches of U.S. Banks. Each Portfolio may invest in U.S. dollar-denominated securities of foreign banks, their branches and foreign branches of U.S. banks which are rated in one of the two highest rating categories or which are deemed to be of comparable quality, as determined by the Board of Directors. To the extent a Portfolio makes such investments, it will be subject to additional investment risks which differ from those incurred by an investment company that invests only in debt obligations of domestic U.S. banks. Such risks include political and economic developments of the country in which the bank or branch is located, possible imposition of withholding taxes on interest payable on the securities, possible seizure or nationalization of foreign deposits and the possible establishment of exchange control regulations or the adoption of other governmental restrictions that might affect the payment of principal and interest on such securities. Additionally, not all of the U.S. Federal and state banking laws and regulations applicable to domestic banks relating to maintenance of reserves (which are often lower), loan limits and promotion of financial soundness apply to foreign branches of domestic banks, and none of the laws and regulations apply to foreign banks. There may be greater difficulty in commencing legal action against foreign issuers than against U.S. issuers of securities.

Risks. No Portfolio will make investments with the objective of capital growth.

However, the market value of the securities held by the Portfolios, including U.S. Government Securities, may be affected by changes in general interest rates. Because the current market value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, the market value of that security would normally decline. Conversely, should interest rates decrease after a security is purchased, its market value would rise. However, those fluctuations in market value will not generally result in realized gains or losses to the Portfolios since the Portfolios do not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. To a limited degree, the Portfolios may engage in short-term trading to attempt to take advantage of short-term variations, or may dispose of a portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other considerations, the Portfolio believes such disposition advisable or if it needs to generate cash to satisfy redemptions. In such cases, the Portfolios may realize a capital gain or loss. The securities in which the Portfolios will invest may not earn as high a level of current income as longer-term or lower-quality securities, which generally have less liquidity, greater market risk and more fluctuation in market value. Securities in which the Portfolios may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest or both or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their securities may be materially affected.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. Federal legislation limits the types and amounts of tax-exempt bonds issuable for certain purposes, especially for industrial development bonds and other types of so-called "private activity bonds." Such limits may affect the future supply and yields of these types of Municipal Securities. Further proposals limiting the issuance of Municipal Securities may well be introduced in the future. If it appeared that the availability of Municipal Securities and the value of that Portfolio could be materially affected by such changes in law, the Board of Directors would reevaluate its investment objective and policies and consider changes in the structure of that Portfolio or its dissolution. Any changes in basic investment objective or fundamental investment policies of any of the Portfolios must be approved by that Portfolio's shareholders before being effected.

SPECIAL CONSIDERATIONS REGARDING
NEW YORK MUNICIPAL OBLIGATIONS

         The economic and financial condition of the State of New York (the

"State") may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities but also by entities such as the Federal government, that are not under the control of the State.

         The financial condition of the State, its authorities and public benefit corporations (the "Authorities") and its municipalities, particularly The City of New York (the "City"), could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, the New York Municipal Portfolio, or result in the default of existing obligations, including obligations which may be held by the New York Municipal Portfolio.

         The following section provides only a brief summary of the complex factors affecting the financial situation in New York and is based on information drawn from certain official statements relating to securities offerings of the State, its Authorities and the City and certain other localities, as available on the date of this Statement of Additional Information. The information contained in such official statements and other publicly available documents has not been independently verified.

         The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 11 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 240,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains.

         The 1996-97 New York State Financial Plan (the "State Plan" or "July Financial Plan") is based on the State's economy showing modest expansion during the first half of 1996, but that some slowdown is projected during the second half of the year. Although industries that export goods and services are expected to continue to do well, growth is expected to be slowed by government cutbacks at all levels and by tight fiscal constraints on health and social services. On an average annual basis, employment growth in the State is expected to be up slightly from the 1995 rate. Personal income is expected to record moderate gains in 1996. Bonus payments in the securities industry are expected to increase further from last year's record level.

         The State Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasters prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         The 1996-97 Fiscal Year. The State's General Fund (the major operating fund of the State) was projected in the State Plan to be balanced on a cash basis for the 1996-97 fiscal year. The State Plan projected General Fund receipts and transfers from other funds at $33.17 billion, an increase of $365 million from the prior fiscal year, and disbursements and transfers to other funds at $33.12 billion, an increase of $444 million from the total disbursed in the prior fiscal year.

         The State issued its first update to the State Plan ("the Mid-Year Update") on October 25, 1996. The Mid-Year Update projects a continued balanced 1996-97 State Financial Plan, with a reserve for contingencies in the General Fund of $300 million. This reserve will be utilized to help offset a variety of potential risks and other unexpected contingencies that the State may face during the balance of the 1996-97 fiscal year. The Mid-Year Update reflects revisions made to estimates of both receipts and disbursements based on: (1) updated economic forecasts for both the nation and the State, (2) an analysis of actual receipts and disbursements through the first six months of the fiscal year, and (3) an assessment of changing State program requirements.

         More specifically, based on the revised economic outlook and actual receipts for the first six months of 1996-97, projected General Fund receipts for the 1996-97 State fiscal year have been increased by $420 million. Most of this projected increase is in the yield of the personal income tax ($241 million), with additional increases now expected in business taxes ($124 million) and other tax receipts ($49 million). Projected collections from user taxes and fees have been revised downward slightly ($5 million). Revisions were also made to both miscellaneous receipts and in transfers from other funds (an $11 million combined projected increase).

         Disbursements through the first six months of the fiscal year were $415 million less than projected, primarily because of delays in processing payments following delayed enactment of the State budget. As a result, no savings are included in the Mid-Year Update from this slower-than-expected spending. Projections of 1996-97 General Fund disbursements are increased by $120 million, since increased General Fund disbursements for education are required to replace a projected decrease in lottery receipts.

         Revisions to the all governmental funds receipts and disbursements estimates primarily reflect changes to the General Fund and transfers between fund types. The projected closing fund balance for all governmental funds is $623 million, unchanged from the projection in the State Plan. The annual increase in spending for all governmental funds remains approximately 4 percent, the same as projected in the State Plan.


         Uncertainties with regard to the economy, as well as the outcome of certain litigation now pending against the State, could produce adverse effects on the projections of receipts and disbursements in the Mid-Year Update. For example, changes to current levels of interest rates or deteriorating world economic conditions could have an adverse effect on the State economy and produce results in the current fiscal year that are worse than predicated. Similarly, an adverse judgment in legal proceedings against the State could exceed amounts reserved in the 1996-97 Financial Plan for payment of such judgments and produce additional unbudgeted costs to the State.

         The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City (the "City") has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

         State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings, through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature.

General Obligation and State-Guaranteed Financing

         There are a number of methods by which the State itself may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

         The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes ("TRANs"), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes ("BANs"). TRANs must mature within one year from their
dates of issuance and may not be refunded or refinanced beyond such period. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance.

         The State may also, pursuant to specific constitutional authorization, directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. The constitutional provisions allowing a State-guarantee of certain Port Authority of New York and New Jersey debt stipulates that no such guaranteed debt may be outstanding after December 31, 1996. Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

Lease-Purchase and Contractual-Obligation Financing

         The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

         The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the State Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

         The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Moral Obligation and Other Financing

         Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 1995-96 fiscal year.

         In addition to the moral obligation financing arrangements described above, State law provides for State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("MAC"), created in 1975 to provide financing assistance to New York City, is the only municipal assistance corporation created to date. To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4 percent New York State sales tax for the benefit of New York City, the State-imposed stock transfer tax and , subject to certain prior liens, certain local assistance payments otherwise payable to New York City. The legislation creating MAC also includes a moral obligation provision. Under its enabling legislation, MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984.

         The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State contracts to pay debt service, subject to annual appropriations, on bonds issued by the New York State Medical Care Facilities Finance Agency ("MCFFA") in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 1995-96 fiscal year.

State Fiscal Reform

Local Government Assistance Corporation

         In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

         As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings. The 1995-96 State Financial Plan includes no spring borrowing nor did the 1994-95 State Financial Plan, which was the first time in 35 years there was no short-term seasonal borrowing. This reflects the success of the LGAC program in permitting the State to accelerate local aid payments from the first quarter of the current fiscal year to the fourth quarter of the previous fiscal year.

Public Authorities

         The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt.

         There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rental charges for housing units, and charges for occupancy at medical care facilities.

         In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements if local assistance payments are so diverted, the affected localities could seek additional State assistance.

         Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to carry out mass transit and commuter services.

         As of September 30, 1995, there were 17 authorities that had outstanding debt of $100 million or more and the aggregate outstanding debt, including refunding bonds, of these authorities was $3.45 billion.

Metropolitan Transportation Authority

         The Metropolitan Transportation Authority (the "MTA") oversees the operation of subway and bus lines in New York City by is affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York Metropolitan areas through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend, for operating support upon a system of State, Local government and TBTA support, and to the extent available, Federal operating assistance, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

The City of New York

         The fiscal health of the State may also be affected by the fiscal health of the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards.


Fiscal Oversight

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation For The City of New York ("MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities; and a "Control Period" which existed from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal controls. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to, a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control period. Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan includes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps.

         The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

General

         The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product (GCP) fell in those two years. For the 1992 fiscal year, the City closed a projected budget gap of $3.3 billion in order to achieve a balanced budget as required by the laws of the State. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during calendar year 1994, economic growth slowed in 1995, and the City's current four-year financial plan assumes that moderate economic growth will continue through the year 2000.

         For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results.

1997-2000 New York City Financial Plan

         The Mayor is responsible for preparing the City's four-year financial plan (the "1997-2000 Financial Plan" or "City Plan"). On November 14, 1996, the City submitted to the Control Board the Financial Plan for the 1997-2000 fiscal years, which is a modification to a financial plan submitted to the Control Board on 1997-2000, (the "June Financial Plan") and which relates to the City, the Board of Education ("BOE") and the City University of New York.

         The June Financial Plan set forth proposed actions to close a previously projected gap of approximately $2.6 billion for the 1996 fiscal year, including (i) agency actions totaling $1.2 billion; (ii) a revised tax reduction program which would increase projected tax revenues by $369 million due to the four year extension of the 12.5% personal income tax surcharge and other actions; (iii) savings resulting from cost containment in entitlement programs to reduce City expenditures and additional proposed State aid of $74 million; (iv) the assumed receipt of revenues relating to rent payments for the City's airports, which are currently the subject of a dispute with the Port Authority of New York and New Jersey (the "Port Authority"); (v) the sale of the City's television station for $207 million; and
(vi) pension cost savings totaling $134 million resulting from a proposed increase in the earnings assumption for pension assets from 8.5% to 8.75%.

         The 1997-2000 Financial Plan published on November 14, 1996 reflects actual receipts and expenditures and changes in forecast revenues and expenditures since the June Financial Plan. The 1997-2000 Financial Plan projects revenues and expenditures for 1997 fiscal year balanced in accordance with GAAP, and projects gaps of $1.2 billion, $2.1 billion and $3.0 billion for the 1998, 1999 and 2000 fiscal years, respectively. Changes since the June Financial Plan include: (i) an increase in projected tax revenues of $450 million, $120 million, $50 million and $45 million in fiscal years in 1997 through 2000, respectively; (ii) a delay in the assumed receipt of $304 million relating to projected rent payments for the City airports from the 1997 fiscal year to the 1998 and 1999 fiscal years, and a $34 million reduction in assumed State and Federal aid for the 1997 fiscal year; (iii) an approximate $200 million increase in projected overtime and other expenditures in each of the fiscal years 1997 through 2000; (iv) a $70 million increase in expenditures for the Board of Education ("BOE") in the 1997 fiscal year for school text books;
(v) a reduction in projected pension costs of $34 million, $50 million, $49 million and $47 million in fiscal years 1997 through 2000, respectively; and
(vi) additional agency actions totaling $179 million, $386 million, $473 million and $589 million in fiscal years 1997 through 2000, respectively, including personnel reductions through attrition and early retirement.

         The City depends on the State for aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that the State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

         The City's projections set forth in the City Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include: the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, which may require in certain cases the cooperation of the City's municipal unions, the ability of the New York City Health and Hospitals Corporations and BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues of proposals for Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

         Implementation of the City Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1997 through 2000 contemplates the issuance of $7.7 billion of general obligation bonds and $4.5 billion of bonds to be issued by the proposed New York City Infrastructure Finance Authority ("IFA") primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make other capital requirements. The creation of the IFA is subject to the enactment of State legislation. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes and IFA Bonds will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes or bonds of the proposed IFA, it would be prevented from meeting its planned operating and capital expenditures.

         The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues may be less and future expenditures may be greater than forecast in the City Plan. It is reasonable to expect that such reports and statements will continue to be issued and engender public comment.

Outstanding Indebtedness

         As of September 30, 1996, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $25.099 billion and $3.889 billion of outstanding net long-term debt.


         The State could be affected by the ability of the City and certain Covered Organizations to market their securities successfully in the public credit markets. Future developments concerning the City or certain of the Covered Organizations, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such Covered Organizations and may also affect the market for their outstanding securities.

Monitoring Agencies

         The staffs of OSDC, the Control Board and the City Comptroller issue periodic reports on the City's Financial Plans, as modified, analyzing forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as compliance with the Financial Plan, as modified, by the City and its Covered Organizations. OSDC staff reports issued during the mid-1980's noted that the City's budgets benefited from a rapid rise in the City's economy, which boosted the City's collection of property, business and income taxes. These resources were used to increase the City's workforce and the scope of discretionary and mandated City services. Subsequent OSDC staff reports, including its periodic economic reports, examined the 1987 stock market crash and the 1989-92 recession, which affected the New York City region more severely than the nation, and these reports attributed an erosion of City revenues and increasing strain on City expenditures to that recession. According to a recent OSDC economic report, the City's economy was slow to recover from the recession and is expected to experience a weak employment situation, and moderate wage and income growth, during the 1995-96 period. Also, Financial Plan reports of OSDC, the Control Board, and the City Comptroller have variously indicated that many of the City's balanced budgets have been accomplished, in part, through the use of non-recurring resources, tax and fee increases, personnel reductions and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; that the City's proposed gap-closing programs, if implemented, should narrow future budget gaps; that these programs tend to rely heavily on actions outside the direct control of the City; and that the City is therefore likely to continue to face future projected budget gaps requiring the City to reduce expenditures and/or increase revenues. According to the most recent staff reports of OSDC, the Control Board and the City Comptroller during the four-year period covered by the current Financial Plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations, and City Council, as well as the State and Federal governments, among others, and there can be no assurance that such approval can be obtained.

Other Localities

         Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1996-97 fiscal years and thereafter. The potential impact on the State of such requests by localities is not included in the projections of the State's receipts and disbursements for the State's 1996-97 fiscal year.

         Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State other than New York City was approximately $17.7 billion. A small portion (approximately $105 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1993.

         Ratings. On January 13, 1992, Standard and Poor's Corporation ("S&P") reduced its ratings on the State's general obligation bonds from A to A- and in addition reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, S&P revised its rating outlook assessment to stable. On February 14, 1994, S&P raised its outlook to positive and , on August 5, 1996, confirmed its A- rating. On January 6, 1992, Moody's Investors Service, Inc. ("Moody's") reduced its ratings on outstanding limited-liability State lease-purchase and contractual obligations from A to Baa1. On October 2, 1995, Moody's reconfirmed its A rating on the State's general long-term indebtedness.

         On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A - to BBB+ and removed City bonds from CreditWatch. S&P stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector". Other factors identified by S&P in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancing, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch Investors Service, Inc. ("Fitch") continues to rate the City general obligation bonds A-. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert, although Fitch stated that the outlook remains negative. Moody's rating for City general obligation bonds is Baa1.


SPECIAL CONSIDERATIONS REGARDING
CALIFORNIA MUNICIPAL OBLIGATIONS

         Since the California Municipal Portfolio concentrates its investments in California tax-exempt securities, the Portfolio will be affected by any political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal. Various subsequent developments regarding the California Constitution and State of California ("California") statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to maintain debt service on their obligations. Of particular impact are constitutional voter initiatives, which have become common in recent years. The following information constitutes only a brief summary and is not intended as a complete description.

         California is the most populous state in the nation with a total population at the 1990 census of 29,976,000. Growth has been incessant since World War II, with population gains in each decade since 1950 of between 18% and 49%. During the last decade, the population rose 20%. The State now comprises 12.3% of the nation's population and 12.9% of its total personal income. Its economy is broad and diversified with major concentrations in high technology research and manufacturing, aerospace and defense-related manufacturing, trade, real estate, and financial services. After experiencing strong growth throughout much of the 1980s, the State was adversely affected by both the national recession and the cutbacks in aerospace and defense spending which had a severe impact on the economy in Southern California. Although California is still experiencing some of the effects of the recession and its unemployment is above the national average, the gap is narrowing and is projected to close to within 1% of the national average in 1997. California's economic recovery from the recession is continuing at a strong pace. Recent economic reports indicate that, while the rate of economic growth in California is expected to moderate over the next three years, the increases in employment and income will likely exceed those of the nation as a whole by a significant margin.

         These economic difficulties have exacerbated the structural budget imbalance which has been evident since fiscal year 1985-1986. Since that time, budget shortfalls have become increasingly more difficult to solve and the State has recorded in its general fund (the "General Fund") operating deficits in several fiscal years. Many of these problems have been attributable to the fact that the great population influx has produced increased demand for education and social services at a far greater pace than the growth in the State's tax revenues. Despite substantial tax increases, expenditure reductions and the shift of some expenditure responsibilities to local government, the budget condition remains problematic.

         In July 1996, the Governor signed into law a new $62.8 billion budget which, among other things, significantly increases education spending from the previous fiscal year, reduces taxes for corporations and banks and provides for a balanced budget at the close of the fiscal year. At the same time, the budget continues several funding reductions made in the past years, mostly to health and welfare programs. Although the state's budget provides for a reserve of $305 million, revenue and expenditure developments have occurred which may have the effect of reducing the reserve. The Governor's proposed budget for fiscal year 1997-1998 indicates total spending of $66.6 billion and anticipates a $553 million reserve for economic uncertainties. As in past years, California's budget assumes savings which depend on future federal actions, both to fund programs relating to MediCal and incarceration costs associated with undocumented immigrants and to relieve the state from federally mandated spending, which may not occur. Accordingly, the anticipated reserves may be reduced unless the economy outperforms expectations or spending falls below planned levels.

         Because of California's continuing budget problems, California's General Obligation bonds were downgraded in July 1994 from A1 to Aa by Moody's and from A+ to A by Standard & Poor's and from AA to A by Fitch Investment Service, Inc. All three ratings companies expressed uncertainty in the State's ability to balance its budget by 1996. However, in 1996, citing California's improving economy and budget situation, both Fitch and Standard & Poor's raised their ratings from A to A+.

         In 1978, Proposition 13, an amendment to the California Constitution, was approved, limiting real property valuation for property tax purposes and the power of local governments to increase real property tax revenues and revenues from other sources. Legislation adopted after Proposition 13 provided for assistance to local governments, including the redistribution of the then-existing surplus in the General Fund, reallocation of revenues to local governments, and assumption by the State of certain local government obligations. However, more recent legislation reduced such state assistance. There can be no assurance that any particular level of State aid to local governments will be maintained in future years. In Nordlinger v. Hahn, the United States Supreme Court upheld certain provisions of Proposition 13 against claims that it violated the equal protection clause of the Constitution.

         In 1979, an amendment was passed adding Article XIIIB to the State Constitution. As amended in 1990, Article XIIIB imposes an "appropriations limit" on the spending authority of the State and local government entities. In general, the appropriations limit is based on certain 1978-1979 expenditures, adjusted annually to reflect changes in the cost of living, population and certain services provided by State and local government entities. "Appropriations limit" does not include appropriations for qualified capital outlay projects, certain increases in transportation-related taxes, and certain emergency appropriations.

         If a government entity raises revenues beyond its "appropriations limit" in any year, a portion of the excess which cannot be appropriated within the following year's limit must be returned to the entity's taxpayers within two subsequent fiscal years, generally by a tax credit, refund or temporary suspension of tax rates or fee schedules. "Debt service" is excluded from these limitations, and is defined as "appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved [by the voters]." In addition, Article XIIIB requires the California Legislature to establish a prudent state reserve, and to require the transfer of 50% of excess revenue to the State School Fund; any amounts allocated to the State School Fund will increase the appropriations limit.

         In June 1982, the voters of California passed two initiative measures to repeal the California gift and inheritance tax laws and to enact, in lieu thereof, California death taxes. California voters also passed an initiative measure to increase, for taxable years commencing on or after January 1, 1982, the amount to account for the effects of inflation. Decreases in California and local revenues in future fiscal years as a consequence of these initiatives may result in reductions in allocations of State revenues to California issuers or in the ability of California issuers to pay their obligations.

         In 1986, California voters approved an initiative statute known as Proposition 62. This initiative (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as tax levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by the Proposition 13 amendment, (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments, (vi) requires that any tax imposed by a local government on or after August 1, 1985, be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1989, (vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction of the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and (viii) permits these provisions to be amended exclusively by the voters of the State of California.

         In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval. It is not possible to predict the impact of the decision.

         In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges.

         In 1988, California voters approved Proposition 87, which amended
Article XVI of the State Constitution to authorize the State Legislature to prohibit redevelopment agencies from receiving any property tax revenues raised by increased property taxes to repay bonded indebtedness of local government which is not approved by voters on or before January 1, 1989. It is not possible to predict whether the State Legislature will enact such a prohibition, nor is it possible to predict the impact of Proposition 87 on redevelopment agencies and their ability to make payments on outstanding debt obligations.

         In November 1988, California voters approved Proposition 98. This initiative requires that revenues in excess of amounts permitted to be spent and which would otherwise be returned by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. No such transfer or allocation of funds will be required if certain designated state officials determine that annual student expenditures and class size meet certain criteria as set forth in Proposition 98. Any funds allocated to the State School Fund shall cause the appropriation limits to be annually increased for any such allocation made in the prior year. Proposition 98 also requires the State of California to provide a minimum level of funding for public schools and community colleges. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year.

         California is a party to numerous legal proceedings, many of which normally occur in governmental operations and if decided against California, might require California to make significant future expenditures or impair future revenue sources.

         On December 6, 1994, Orange County (California) became the largest municipality in the United States to file for protection under the Federal bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to investments in high risk "derivative" securities. On June 12, 1996, it emerged from bankruptcy after the successful sale of $880 million in municipal bonds allowed the county to pay off the last of its creditors. On January 7, 1997, Orange County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23%.

         Los Angeles County, the nation's largest county, is also experiencing financial difficulty. In August 1995 the credit rating of the county's long-term bonds was downgraded for the third time since 1992 as a result of, among other things, severe operating deficits for the county's health care system. Also, the county has not yet recovered from the ongoing loss of revenue caused by state property tax shift initiatives in 1993 through 1995. Entering the 1996-1997 fiscal year, the county faced a budgetary shortfall of approximately $516 million. The county's budgetary difficulties have continued with their effect on the 1997-1998 budget still uncertain.

         The effect of these various constitutional and statutory amendments and budget developments upon the ability of California issuers to pay interest and principal on their obligations remains unclear and in any event may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.
                             INVESTMENT RESTRICTIONS

         The significant investment restrictions applicable to each Portfolio are described in the applicable Prospectus for the Portfolio. The following are also fundamental policies and, together with the restrictions and other fundamental policies described for each Portfolio, cannot be changed without the vote of a majority of the outstanding voting securities of that Portfolio, as defined in the Investment Company Act of 1940 (the "Act"). Such a majority is defined as the lesser of (a) 67% or more of the shares of a Portfolio present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of a Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of a Portfolio. For purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio.

         Under these additional restrictions, each Portfolio cannot: (a) invest in commodities or commodity contracts; (b) purchase or sell real property (including limited partnership interests); however, each Portfolio may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein; (c) purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or make short sales of securities except "against the box"; (d) underwrite securities of other companies except in so far as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in disposing of a security; (e) invest in securities of other investment companies except in connection with merger, consolidation, reorganization or acquisition of assets; (f) invest in interests, including leases, in oil, gas or other mineral exploration or development; (g) invest in securities of any issuer if, to the knowledge of the Advisor, any officer or director of the Fund or any officer or director of the Advisor owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; (h) pledge its assets or assign or otherwise encumber its assets in excess of 15% of its total assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus. While such borrowings exceed 5% of any Portfolio's net assets no further portfolio investments may be made. The Fund is required under the Act to maintain continuous asset coverage of 300% with respect to such borrowing; (i) invest for the purpose of exercising control or management of another company; and (j) issue senior securities as defined in the Act except insofar as the Portfolio may be deemed to have issued a senior security by reason of: (1) entering into any repurchase agreement; or (2) borrowing money in accordance with restrictions described above; (k) invest in warrants. In addition, in order to comply with a state's securities laws, the Fund has agreed not to make loans to any person or individual except that portfolio securities may be loaned within the limitations set forth in the Prospectus.

                             DIRECTORS AND OFFICERS

         The directors and officers of the Fund, and their principal occupations during the past five years, are set forth below. Directors who are "interested persons," as defined in the Act, are denoted by an asterisk. The address of each is One World Financial Center, New York, New York 10281, except as noted. As of March 12, 1998, all of the directors and officers of the Fund as a group owned less than 1% of the outstanding shares of each Portfolio of the Fund except for the New York Municipal Portfolio. The officers and directors as a group owned 12,282,013 shares (15.55%) of the New York Municipal Portfolio on March 12, 1998.

Joseph M. La Motta, Chairman of the Board of Directors and President*

Chairman Emeritus of Oppenheimer Capital and Chairman of OpCap Advisors, registered investment advisers; Chairman of OCC Distributors; Chairman of the Board and President of OCC Accumulation Trust, an open-end investment company.

Paul Y. Clinton, Director
39 Blossom Avenue
Osterville, MA  02655

Principal of Clinton Management Associates, a financial and venture capital consulting firm; formerly Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; formerly President of Essex Management Corporation, a management consulting company; Trustee of Capital Cash Management Trust, a money market fund and Director of Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Bond Fund for Growth, Oppenheimer Mid Cap Fund, Trustee of OCC Accumulation Trust and Oppenheimer Quest for Value Funds, each of which is an open-end investment company; formerly a general partner of Capital Growth Fund, a venture capital partnership; formerly a general partner of Essex Limited Partnership, an investment partnership; formerly President of Geneve Corp., a venture capital fund; formerly Chairman of Woodland Capital Corp., a small business investment company; formerly Vice President of W.R. Grace & Co.

Thomas W. Courtney, C.F.A., Director
P.O. Box 8186
Naples, Florida 33941

Principal of Courtney Associates, Inc., a venture capital business, former General Partner of Trivest Venture Fund, a private venture capital fund; former President of Federated Investment Counseling, Inc.; former President of Boston Company Institutional Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Rochester Fund Municipals,

Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Mid Cap Fund, Oppenheimer Bond Fund for Growth, Trustee of Oppenheimer Quest for Value Funds and OCC Accumulation Trust, each of which is an open-end investment company; Trustee of Hawaiian Tax-Free Trust and Tax-Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; and former Director of Financial Analysts Federation.

Lacy B. Herrmann, Director
Suite 2300
380 Madison Avenue
New York, New York 10017

President and Chairman of the Board of Aquila Management Corporation (since
1984), the sponsoring organization and Administrator and/or Advisor or Sub-Advisor to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust (since
1985), Short Term Asset Reserves (from 1984 to 1985), Pacific Capital Assets Trust (1984), Pacific Capital U.S. Treasuries Cash Assets Trust (since 1988), Pacific Capital Tax-Free Cash Assets Trust (since 1988), Prime Cash Fund (from 1982 to 1996), Oxford Cash Management Fund (1982-1988) and Trinity Liquid Assets Trust (1982-1985), each of which is a money market fund, and of Churchill Tax-Free Fund of Kentucky (since 1986), Tax-Free Fund of Colorado (since 1986), Tax-Free Trust of Oregon (since 1985), Tax-Free Trust of Arizona (since 1985), Tax-Free Fund for Utah (since 1992), Narragansett Insured Tax Free Income Fund (since 1992), and Hawaiian Tax-Free Trust (since 1984), each of which is a tax-free municipal bond fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc. (since 1981), distributor of each of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust (CCMT), a money market fund (since 1981) and an Officer and Trustee/Director of its predecessors (since 1974); President and Director of STCM Management Company, Inc., sponsor and Sub-Advisor to CCMT; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series,

Oppenheimer Bond Fund for Growth, Oppenheimer Mid Cap Fund, Trustee of Oppenheimer Quest for Value Funds, and OCC Accumulation Trust, each of which is an open-end investment company.

George Loft, Director
51 Herrick Road
Sharon, Connecticut 06069

Private Investor; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Bond Fund for Growth, Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Mid Cap Fund, Trustee of OCC Accumulation Trust, and Oppenheimer Quest for Value Funds, all of which are open-end investment companies.

Everett Alcenat, Vice President

Senior Vice President of OCC Cash Management Services, a Division of Oppenheimer Capital, since 1996 and Vice President from 1993 to 1996; Assistant Vice President-Mutual Fund Operations at Pershing from 2/93 to 10/93 and prior thereto, Assistant Vice President-Syndicate Operations at Prudential Securities Inc.


Robert J. Bluestone, Vice President

Managing Director, Oppenheimer Capital; Vice President of OCC Accumulation Trust, an open-end investment company; Executive Vice President of Municipal Advantage Fund Inc., a closed-end investment company.

Maria Camacho, Assistant Secretary

Vice President of Oppenheimer Capital since 1997. Assistant Vice President from 1994 to 1997 and Registrations Department Administrator with Oppenheimer Capital since 1989.

Bernard H. Garil, Vice President

President and Chief Operating Officer of OpCap Advisors; Director of Oppenheimer Capital Trust Company; Managing Director of Oppenheimer Capital since 1997; President of 225 Liberty Advisers, L.P.; President of The Central European Value Fund, Inc. and Municipal Advantage Fund Inc., closed-end investment companies.

John Giusio, Vice President

Vice President, Oppenheimer Capital; Vice President of OCC Accumulation Trust, an open-end investment company; previously Vice President, Salomon Brothers.

Matthew Greenwald, Vice President & Portfolio Manager


Senior Vice President, Oppenheimer Capital since 1997; Vice President from 1992 to 1997 and Assistant Vice President from 1989-1992; Executive Vice President of Municipal Advantage Fund Inc. , a closed-end investment company.

Benjamin Gutstein, Vice President & Portfolio Manager

Assistant Vice President, Oppenheimer Capital since 1996; joined the firm in 1993; prior thereto, associate at Lehman Brothers.

Susan A. Murphy, Vice President

President of OCC Cash Management Services, a Division of Oppenheimer Capital, since 1994; Senior Vice President of that division from 1989-1994; Managing Director of Oppenheimer Capital since 1997; President of Oppenheimer Capital Trust Company.

Deborah Kaback, Secretary

Senior Vice President and Deputy General Counsel of Oppenheimer Capital; Secretary of OCC Accumulation Trust, an open-end investment company and Secretary of The Central European Value Fund, Inc. and Municipal Advantage Fund Inc., closed-end investment companies.

Thomas E. Duggan, Assistant Secretary

General Counsel and Secretary of Oppenheimer Capital and OpCap Advisors.

Sheldon M. Siegel, Treasurer

Managing Director of Oppenheimer Capital; Treasurer of OpCap Advisors; Treasurer of OCC Accumulation Trust, an open-end investment company.

Richard L. Peteka, Assistant Treasurer

Vice President of Oppenheimer Capital; Assistant Treasurer of OCC Accumulation Trust, an open-end investment company and Treasurer of The Central European Value Fund, Inc. and Municipal Advantage Fund Inc., closed-end investment companies.

Remuneration of Officers and Directors. All officers of the Fund are officers or employees of Oppenheimer Capital and receive no salary or fee from the Fund. The following table sets forth the aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 1997 and the aggregate compensation paid to each of the Directors by all of the funds in the Advisor's Fund Complex during each such fund's 1997 fiscal year.

                                                   Pension or
  Name of Director of          Aggregate        Retirement Benefits       Estimated Annual      Total Compensation

       the Fund            Compensation from    Accrued as Part of         Benefits upon         from the Fund and
                               the Fund            Fund Expenses             Retirement          the Fund Complex

Paul Clinton                    $35,500                   0                      0                    $81,255
Thomas Courtney                 35,500                    0                      0                    81,255
Lacy Herrmann                   32,000                    0                      0                    74,180
Joseph La Motta                    0                      0                      0                       0
George Loft                     35,500                    0                      0                    81,255



For the purpose of the chart above, "Fund Complex" includes the Fund, other funds advised by the Advisor and the Oppenheimer Quest Funds for which the Advisor serves as subadviser.

                         PRINCIPAL HOLDERS OF SECURITIES

As of March 12, 1998, the following persons owned of record or were known by the Fund to own beneficially 5% of the outstanding shares of any Portfolio of the Fund.


       Holder                                 Portfolio                                   Percentage

CIBC Oppenheimer Corp.                 Primary Portfolio                                      96.22%
Omnibus Account
for the benefit of clients
Oppenheimer Tower
World Financial Center
New York, NY  10281

CIBC Oppenheimer Corp.                 Government Portfolio                                   88.93%
Omnibus Account
for the benefit of clients
World Financial Center
New York, NY  10281

CIBC Oppenheimer Corp.                 General Municipal Portfolio                            96.83%
Omnibus Account
for the benefit of clients
World Financial Center
New York, NY  10281

CIBC Oppenheimer Corp.                 New York Municipal Portfolio                           77.77%
Omnibus Account

for the benefit of clients
World Financial Center
New York, NY  10281

CIBC Oppenheimer Corp.                 California Municipal Portfolio                         99.85%
Omnibus Account
for the benefit of  clients
Oppenheimer Tower
World Financial Center
New York, NY  10281

Joseph La Motta and members            New York Municipal Portfolio                           15.55%
of his family
Pound Ridge, NY

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

The Advisory Agreement. The Advisory Agreement pursuant to which the investments of each Portfolio of the Fund are managed by the Advisor was first approved by the Board of Directors and by Oppenheimer Capital as then sole shareholder of the Fund on August 11, 1989 (the "Initial Advisory Agreement"). An amendment to the initial Advisory Agreement was approved by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on January 20, 1992 and by the shareholders of each Portfolio of the Fund on April 29, 1992. The amendment eliminated the provision in the initial Advisory Agreement that provided for quarterly payments to be made to the Advisor or its parent Oppenheimer Capital as reimbursement for the costs of providing administrative services and increased the advisory fee by approximately the same amount. On February 28, 1997, the Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, approved a new Advisory Agreement (the "Advisory Agreement"), on identical terms as the initial Advisory Agreement, as amended, to take effect upon the acquisition by PIMCO Advisors L.P. and its affiliates of a controlling interest in Oppenheimer Capital and its subsidiary OpCap Advisors, the Advisor of the Fund (the "Transaction"). The Advisory Agreement was approved by the shareholders of each Portfolio of the Fund at a Special Meeting of Shareholders held on October 14, 1997. The Transaction was consummated on November 4, 1997 and the new Advisory Agreement became effective on November 5, 1997.

         Under the Advisory Agreement, the Advisor is required to: (i) regularly provide investment advice and recommendations to each Portfolio with respect to its investments, investment policies and the purchase and sale of securities;
(ii) supervise continuously and determine the securities to be purchased or sold by each Portfolio and the portion, if any, of each Portfolio's assets to be held uninvested; and (iii) arrange for the purchase of securities and other investments by each Portfolio and the sale of securities and other investments held in each Portfolio's assets.

         The Advisory Agreement also requires the Advisor to provide for the business management for the Fund and its Portfolios, including (1) making arrangements for accountants, counsel and other parties to perform services for the Portfolios, (2) preparation and filing of reports required by federal securities and "blue sky" laws, shareholder reports and proxy materials and (3) arranging for and supervising the continuous distribution of each Portfolio and the provision of continuous administrative services to Portfolio shareholders.

         Expenses not expressly assumed by the Advisor under the Advisory Agreement are paid by the Portfolios. These include fees to the Advisor, custodian, transfer agent and shareholder servicing expenses, directors' fees and expenses, legal and audit expenses, stock issuance costs, certain printing, postage, federal and state registration costs, annual meeting costs, and organizational and non-recurring expenses, including litigation.

         The Fund may pay certain broker-dealers, including its former affiliate CIBC Oppenheimer Corp. ("CIBC Oppenheimer") or other financial intermediaries whose customers are Fund shareholders for performing shareholder servicing functions, such as opening new shareholder accounts, processing purchase and redemption transactions and responding to inquiries regarding the Portfolios' current yield and the status of shareholder accounts. The Fund may pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses the broker-dealers at cost for personnel expenses involved in providing these services. All such payments and reimbursements must be approved in advance by the Fund's Board of Directors. Currently, any such payments to CIBC Oppenheimer are capped at 2 basis points of average daily net assets of CIBC Oppenheimer's customers. The following amounts were paid to CIBC Oppenheimer as reimbursement for shareholder services: for the fiscal year ended November 30, 1997 -- $372,639; $18,205, $25,734, $11,463 and
$11,004, respectively; for the fiscal year ended November 30, 1996 -- $323,317, $18,497, $24,536, $12,352 and $9,212, respectively; and for the fiscal year ended November 30, 1995--$281,524; $18,693; $22,314; $12,642 and $9,181,
respectively; ^ with respect to the Primary, Government, General Municipal, California Municipal and New York Municipal Portfolios.

         The Fund also may pay certain broker-dealers including its former affiliate CIBC Oppenheimer, for performing certain administrative services for accounts in the Fund including providing beneficial owners with statements showing their positions in the Fund, posting dividend payments to beneficial owners' accounts, and providing shareholder information to enable the Fund to mail prospectuses, annual and semi-annual reports to beneficial owners. Such payments are limited to 5 basis points of average daily net assets of each broker-dealer's customers. CIBC Oppenheimer also is paid a fee of $9.25 per shareholder account for performing recordkeeping..

         The Advisory Agreement provides that in absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Advisor is not liable for any act or omission in the course of, or in connection with, the rendition of services thereunder. The Agreement permits the Advisor to act as investment adviser for any other person, firm or corporation.

         The Fund's advisory fee is at the annual rate of .50% on the first
$100 million of average daily net assets, .45% on the next $200 million of average daily net assets, and .40% of average daily net assets in excess of $300 million. The fee is accrued daily and paid monthly. Under the Advisory Agreement, the Advisor guarantees that the total expenses of each Portfolio in any fiscal year, exclusive of taxes, interest, and brokerage fees, shall not exceed, and undertakes to pay or refund to the Portfolio any amount by which such expenses do exceed, 1% (net of any expense offsets) of that Portfolio's average annual net assets. For the fiscal year ended November 30, 1997, the total advisory fee paid by the Primary Portfolio was $7,907,076 and the total fees accrued or paid by the Government, General Municipal, California Municipal and New York Municipal Portfolios were $493,349, $656,681, $287,248 and $323,434, respectively, of which $7,876, $2,257, $31,822 and $954, respectively was waived by the Advisor. For the fiscal year ended November 30, 1996, the total advisory fee paid by the Primary Portfolio was $6,981,092 and the total advisory fees accrued or paid by the Government, General Municipal, California Municipal and New York Municipal Portfolios were $520,106, $638,004, $309,904 and $313,061 of which $258, $1,744, $71,394 and $7,866, respectively, was waived by the Advisor. For the fiscal year ended November 30, 1995, the total advisory fee paid by the Primary Portfolio was $6,577,551 and the total advisory fees accrued or paid by the Government, General Municipal, California Municipal and New York Municipal Portfolios were $549,734, $619,378, $319,052 and $261,993, of which
$20,074, $112,617, $83,794 and $110,219, respectively was waived by the Advisor.

The Distribution Assistance Plan. The Fund has a Distribution Assistance and Administrative Services Plan (the "Plan") with the Advisor which was adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and has been approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of a Portfolio as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan ("Disinterested Directors") and by Oppenheimer Capital as then sole shareholder of the Fund. Shareholders of each Portfolio approved the Plan at the Annual Meeting of Shareholders held on April 29, 1992.

         Under the Plan, the Fund may be provided with distribution assistance and/or administrative services through broker-dealers, banks and other depository institutions and other financial intermediaries and administrative services. The fee payable by the Fund's portfolios under the Plan was reduced from .30% to .25% of the average daily value of each Portfolio's net assets, effective March 31, 1995. The services to be obtained are believed to be permissible activities under present banking laws and regulations, and the Directors of the Fund will take appropriate actions (which should not adversely affect the Fund or its shareholders) in the future to maintain such legal conformity should any changes in, or interpretations of, such laws or regulations occur. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. For the fiscal year ended November 30, 1997, the total distribution fees accrued or paid by the Primary, Government, General Municipal, California Municipal and New York Municipal Portfolios were $4,816,923, $247,276, $337,045, $143,624 and
$161,717, respectively.

         The Plan provides that, as long as the Plan remains in effect, the selection and nomination of directors of the Fund who are not "interested persons" shall be committed to the discretion of the directors who are not "interested persons" of the Fund. The Plan can be terminated at any time with regard to each Portfolio, without penalty, by the vote of a majority of the Disinterested Directors or by the vote of the holders of a majority of the outstanding voting securities of that Portfolio. Finally, the Plan cannot be amended materially without shareholder approval, and all material amendments are required to be approved by the vote of the Board of Directors of the Fund, including a majority of the Disinterested Directors, cast in person at a meeting called for that purpose.

         It is estimated that the Advisor spent approximately the following amounts with respect to the Primary, Government, General Municipal, California Municipal and New York Municipal Portfolios for the fiscal year ended November 30, 1997:


                                    Primary      Government      General      California       New York
                                   Portfolio     Portfolio      Municipal     Municipal       Municipal
                                                                Portfolio     Portfolio       Portfolio

Sales Material and Advertising        -0-           -0-            -0-           -0-             -0-
Printing and Mailing of               -0-           -0-            -0-           -0-             -0-
Prospectuses to Other than
Current Shareholders
Compensation to Dealers           $7,561,095      $404,782       $540,011     $236,096         $262,673
Compensation to Sales Personnel       -0-           -0-            -0-           -0-             -0-
Other (1)                             -0-           -0-            -0-           -0-             -0-

(1) Includes cost of telephone and overhead.

The Distribution Agreement. The Fund has entered into a Distribution Agreement with OCC Distributors (the "Distributor"), an affiliated broker-dealer of the Advisor. Under the Distribution Agreement, the Distributor acts as the Fund's agent (underwriter) in the continuous public offering of its shares. Also under the Agreement, the Fund makes no payment to the Distributor or any other party and expenses normally attributable to sales, other than those paid by the

Advisor, are borne by the Distributor.

Portfolio Transactions. Portfolio decisions are based on the judgment and actions of the Advisor. As most, if not all, purchases made by the Fund are principal transactions at net prices, the Fund pays little brokerage commission. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities from dealers include a spread between the bid and asked prices. The Advisor seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers during the course of an underwriting in return for their execution and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to one or more of the Portfolios and/or other accounts of the Advisor; information received in connection with directed orders of other accounts managed by the Advisor or its affiliates may or may not be useful to one or more of the Portfolios. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the activities of the Advisor, to make available additional views for consideration and comparison, to enable the Advisor to obtain market information for the valuation of securities held in a Portfolio's assets.

         The Advisor currently serves as investment manager to a number of clients, including other investment companies, and in the future may act as investment manager or adviser to others. It is the practice of the Advisor to cause purchase or sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Portfolios and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each Portfolio and other client accounts.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each Portfolio is determined each day the New York Stock Exchange (the "Exchange") is open, as of 12:00 noon and 4:00 p.m., New York time that day by dividing the value of a Portfolio's net assets by the number of its shares outstanding.

         The Portfolios operate under a rule (the "Rule") of the Securities and Exchange Commission under the Act which permits them to value their portfolios on the basis of amortized cost. The amortized cost method of valuation is accomplished by valuing a security at its cost adjusted by straight-line amortizating to maturity any discount with respect to the Primary and Government Portfolios or premium with respect to all Portfolios, regardless of the impact of fluctuating interest rates on the market value of the security. The method does not take into account unrealized gains or losses.

         There may be periods during which the value, as determined by amortized cost, may be higher or lower than the price a Portfolio would receive if it sold its securities on a particular day. During periods of declining interest rates, the daily yield on a Portfolio's shares may tend to be higher (and net investment income and daily dividends lower) than under a like computation made by a fund with identical investments which utilizes a method of valuation based upon market prices. The converse would apply in a period of rising interest rates.

         The Fund's Board of Directors has established procedures designed to stabilize the Portfolios' price per share as computed for purpose of sales and redemptions at $1.00. Under the Rule, such procedures must include review of portfolio holdings by the Board of Directors at such intervals as it deems appropriate, and at such intervals as are reasonable in light of current market conditions, to determine whether the Portfolios' net asset value calculated by using available market quotations deviates from the per share value based on amortized cost. "Available market quotations" may include actual quotations, estimates of market value reflecting current market conditions based on quotations or estimates of market value for individual portfolio instruments or values obtained from yield data relating to a directly comparable class of securities published by reputable sources. Under the Rule, whenever the deviation of the current net asset value per share based on available market quotations from a Portfolio's amortized cost price per share reaches 1/2 of 1%, the Board must promptly consider what action, if any, will be initiated. However, the Board has adopted a policy under which it will be required to consider what action to take whenever the deviation of the current net asset value per share based on available market quotations from a Portfolio's amortized cost price per share reaches .003. When the Board believes that the extent of any deviation may result in material dilution or other unfair results to potential investors or existing shareholders, it is to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a net asset value per share using available market quotations.

         A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any day the Exchange is open for trading; however, on any such day that is an official bank holiday in Massachusetts, neither purchases nor wired redemptions can become effective because Federal Funds cannot be received or sent by State Street Bank & Trust Company. On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings), when trading in the markets which the Fund normally utilizes is restricted, or an emergency (as determined by the Securities and Exchange Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The New York Stock Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas Day. It may also close on other days. The value of a shareholder's investment at the time of redemption may be more or less than his cost, depending on the market value of the securities held by the Fund at such time and the income earned.

                                      TAXES

         Each Portfolio intends to continue to qualify each year as a regulated investment company under the Internal Revenue Code ("Code"). Provided that a Portfolio (a) is a regulated investment company and (b) distributes at least 90% of its taxable net investment income (including, for this purpose, net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), the Portfolio will not be liable for Federal income taxes to the extent that its taxable net investment income and its net realized long-term and short-term capital gains are distributed to its shareholders. Any net short-term and long-term capital gains realized by a Portfolio will be distributed annually as described in the Prospectus. Distributions of short-term capital gains are taxable as ordinary income, however, distributions of long-term capital gains will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Portfolio, and will be designated as long-term capital gain dividends in a written notice mailed by the Portfolio to shareholders after the close of the Portfolio's taxable year. If a shareholder receives a long-term capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six-month rule described below relating to exempt-interest dividends) on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the long-term capital gain dividend. At November 30, 1997, accumulated net realized capital loss carry forwards available as a reduction against future net realized capital gains were: Primary -- $1,105 of which $88 will expire in 2004; and $1,017 will expire in 2005. Government -- $263 of which $138 will expire in 2004 and $125 will expire in 2005; General -- $80,264 of which $29,512 will expire in 1998, $1,302 will expire in 1999, $13,801 will expire in 2000,

$299 will expire in 2001, $33,497 will expire in 2003 and $1,853 will expire in 2005. General had $12,327 in capital loss carryforwards expire on November 30, 1997. Such amount has been reclassed to additional paid-in capital to reflect General's federal tax cost basis of available accumulated realized capital loss carryforwards. California Municipal Portfolio--$31,447 of which $730 will expire in 1999, $5,856 will expire in 2000, $1,137 will expire in 2001, $13,827 will expire in 2003, $9,304 will expire in 2004 and $593 will expire in 2005; and New York Municipal Portfolio--$24,595, of which $3,198 will expire in 2000, $934 will expire in 2001, $19,669 will expire in 2003 and $794 will expire in 2005.

         The Municipal Portfolios are designed to provide investors with current income which is excluded from gross income for Federal income tax purposes and with respect to the New York Municipal and California Municipal Portfolios, exempt from New York State and New York City personal income taxes and from California personal income tax, respectively. Investment in the Portfolios would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income. Although each of the Municipal Portfolios expects to be relieved of all or substantially all Federal and state income or franchise taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of a Portfolio's income which is treated as earned in any such state or locality could be subject to state and local tax. Any such taxes paid by a Portfolio would reduce the amount of income and gains available for distribution to shareholders.

         Because the Municipal Portfolios will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry shares of a Portfolio is not deductible for Federal income and New York State and New York City personal income tax purposes and California personal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share may, to the extent of such exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by a Portfolio which represents income derived from private activity bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the applicable Prospectus for the Municipal Portfolios, some (and potentially all) of a Portfolio's dividends may be a specific preference item or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes with resulting tax for individuals and corporations subject to such alternative minimum tax ("AMT"). In addition, the receipt of dividends and distributions from a Portfolio also may affect a foreign corporate shareholder's Federal "branch profits" tax liability and a Subchapter S corporate shareholder's Federal "excess net passive income" tax liability. Shareholders should consult their own tax advisors as to whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to a Federal alternative minimum tax, the Federal environmental tax, the Federal branch profits tax or the Federal excess net passive income tax.

At the Annual Meeting of Shareholders held on April 29, 1992, the shareholders of the Municipal Portfolios approved a change in each Portfolio's fundamental investment policies to permit the purchase of securities treated as tax preference items without limitation. Consequently, investors already subject to the AMT should consider whether an investment in the Municipal Portfolios is suitable for them.

         Each shareholder will receive after the close of the calendar year an annual statement as to the Federal income tax status of his or her dividends and distributions from the Portfolio for the prior calendar year. These statements also will designate the amount of exempt-interest dividends that is a specified preference item for purposes of the Federal individual and corporate alternative minimum taxes. Each shareholder of the General Municipal Portfolio will also receive a report of the percentage and source on a state-by-state basis of interest income on municipal obligations received by the Portfolio during the preceding calendar year. Each shareholder of the New York Municipal Portfolio will receive an annual statement as to the New York State and New York City personal income tax status of his or her dividends and distributions from such Portfolio for the prior calendar year and each shareholder of the California Municipal Portfolio will receive an annual statement as to the California State personal income tax status of his or her dividends and distributions from such Portfolio for the prior calendar year. Shareholders should consult their tax advisors as to any other state and local taxes that may apply to these dividends and distributions. In the event that a Municipal Portfolio derives taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its actual taxable net investment income bears to its total taxable net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

         If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a 31% "backup withholding tax" with respect to (a) taxable dividends and distributions, and (b) the proceeds of any redemptions of shares of a Portfolio. An individual's taxpayer identification number is his or her social security number. The 31% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular Federal income tax liability.

         The foregoing is only a summary of certain tax considerations generally affecting each Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

                                 PORTFOLIO YIELD


Yields. Yields on portfolio securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the fixed-income or tax-exempt securities market, the size of particular offerings, the maturity of obligations and the rating of an issue. The ratings of the rating organizations represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity and interest rate with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand or supply of various types of securities or changes in the investment objectives of investors. Subsequent to purchase, an issue of Municipal Securities or other investments may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Portfolio. Neither event will require the elimination of an investment by a Portfolio, but the Advisor will consider such an event in its determination of whether a Portfolio should continue to hold an investment.

         Yield information may be useful to investors in reviewing a Portfolio's performance. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in any of the Portfolios of the Fund is not insured as is typically the case with deposits in a bank or savings and loan; yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation of future yields or rates of return. Yield is affected by portfolio quality, portfolio maturity, type of instruments held and operating expenses. When comparing a Portfolio's yield with that of other investments, investors should understand that certain other investment alternatives such as money market instruments or bank accounts provide fixed yields and also that bank accounts may be insured.

         From time to time the Fund may advertise yield figures. Reference in advertisements may be made to ratings and rankings among similar funds by independent evaluators such as Lipper Analytical Services Inc. and Donoghue's Money Fund Report, and the performance of the Portfolios may be compared to recognized indices of market performance.

         There are two methods by which the Portfolios' yield for a specified period of time is calculated.

         The first method, which results in an amount referred to as the "current yield," assumes an account containing exactly one share at the beginning of the period. The net asset value of this share will be $1.00. The net change in the value of the account during the period is then determined by subtracting this beginning value from the value of the account at the end of the period; however, capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation) are excluded from the calculation. Thus, the dividends used in the yield computation may not be the same as the dividends actually declared, as the capital changes in question may be included in the dividends declared; see "Daily Dividends, Other Distributions, and Taxes" in the Prospectus. Instead, the dividends used in the yield calculation will be those which would have been declared if the capital changes had not affected the dividends. This net change in the account value is then divided by the value of the account at the beginning of the period and the resulting figure (referred to as the "period base return") is then annualized by multiplying it by 365 and dividing it by the number of days in the period; the result is the "current yield." Normally a seven day period will be used in determining yields (both the current and the effective yield discussed below) in published or mailed advertisements.

         The second method results in an amount referred to as the "effective yield." This represents an annualization of the current yield with dividends reinvested daily. This effective yield for a seven day period would be computed by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

         "Tax equivalent yield" is calculated by dividing the percentage of the current yield or the effective yield which is not subject to federal income tax by the reciprocal of the applicable federal tax rate and adding the percentage of the current or effective yield to the quotient.

TAX EQUIVALENT CURRENT YIELD = T divided by r + R

r = reciprocal of applicable tax rate (1.00 - tax rate = r)
T = % of yield which is tax-exempt
R = % of yield taxable

The "current yield" is calculated for the indicated period according to the following formula:

CURRENT YIELD = (Base Period Return) x 365 divided by 7

The "effective yield" is calculated for the indicated period according to the following formula:

EFFECTIVE YIELD = [(Base Period Return + 1) 365 divided by 7 ]-1

Where: Base Period Return is the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the difference by the value of the account at the beginning of the base period.



                           Yield for Seven Day Period

Portfolio                         Yield for seven-day period ended 11/30/97
                                  Current                           Effective
Primary                            4.80%                              4.92%
Government                         4.61%                              4.71%
General Municipal                  2.91%                              2.96%
California Municipal               2.78%                              2.81%
New York Municipal                 2.82%                              2.86%


                  Tax Equivalent Yield -- 30 day period for the
                      30-day period ended November 30, 1997



Portfolio                                           At Federal Income Tax Rate of 39.6%*
General Municipal                                                   4.78%
California Municipal                                                5.00%
New York Municipal                                                  4.94%

* A portion of the tax-exempt dividends paid by the Portfolios is treated as a tax preference item for individuals subject to the alternative minimum tax. For the fiscal year ended November 30, 1997, approximately 32.6%, 12.0%, and 26.0%, respectively, of distributions of the General, California and New York Municipal Portfolios were tax preference items; for the calendar year ended December 31, 1997, approximately 32.1%, 12.4% and 26.3%, respectively, of distributions were tax preference items. In addition, certain corporate shareholders which are subject to the alternative minimum tax may also have to take remaining distributions by the Portfolios into account in computing the alternative minimum tax. The tax equivalent yield for the California Municipal Portfolio is based on an assumed California State tax rate of 9.3%. The tax equivalent yield for the New York Municipal Portfolio is based on an assumed New York state tax rate of 6.85%; if a shareholder was a New York City resident, the tax-equivalent yield would have been 5.19%, based on an assumed New York City tax rate of 4.46%.

                             ADDITIONAL INFORMATION

Description of the Fund. The Fund was formed under the laws of Maryland on April 27, 1989. It is not contemplated that share certificates will be issued or regular annual meetings of the shareholders will be held. The Fund will provide without charge to any stockholder, upon request to the Secretary at the

Corporation's principal office, (a) a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class of stock which the Corporation is authorized to issue, (b) the differences in the relative rights and preferences between the shares of each series to the extent they have been set, and (c) the authority of the Board of Directors to set the relative rights and preferences of subsequent series.

Possible Additional Portfolio Series. If additional Portfolios are created by the Board of Directors, shares of each such Portfolio will be entitled to vote as a class only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Directors. Expenses not otherwise identified with a particular Portfolio will be allocated fairly among two or more Portfolios by the Board of Directors.

         Under Rule 18f-2 of the 1940 Act, any matter to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of directors or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Independent Accountants. Price Waterhouse LLP serves as the independent accountants of the Fund and of each Portfolio; their services include examining the annual financial statements of each Portfolio as well as other related services.

Telephone Redemptions and Exchanges. In the absence of negligence on the part of the Transfer Agent or gross negligence on the part of the Fund, neither the Fund, the Transfer Agent nor their affiliates shall be liable for any loss, cost or expense caused by unauthorized telephone redemption and exchange instructions.

                                    Appendix

       DESCRIPTION OF COMMERCIAL PAPER AND MUNICIPAL BOND AND NOTE RATINGS

Commercial Paper Ratings

         Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1 - Superior Ability for Repayment; Prime 2 - Strong Ability for Repayment; Prime 3 - Acceptable Ability for Repayment.

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rated "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

         Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

         Duff & Phelps' short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

         Thomson's BankWatch, Inc. assigns only one Issuer Rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from A for highest quality to E for the lowest, companies with very serious problems.

Bond Ratings

         A bond rated "Aaa" by Moody's is judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure. While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. Margins of protection on "Aa" bonds may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated "Baa" are considered medium grade obligations whose interest payments and principal security appear adequate for the present but lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical figures "1", "2" and "3" in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

         Debt rated "AAA" by Standard & Poor's has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

         Debt rated AAA, the highest rating by Duff & Phelps, is considered to be of the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated AA is regarded as high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

Note Ratings

Moody's

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Standard & Poor's

SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

Description of Moody's four highest municipal bond ratings

         Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Description of S&P's four highest municipal bond ratings

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

         A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

         BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

Description of Fitch's four highest municipal bond ratings.

         Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

Description of Moody's highest ratings of state and municipal notes and other short-term loans

         Moody's ratings for state and municipal notes and other short-term loans are designated "Moody's Investment Grade" ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


Description of S&P's ratings of state and municipal notes and other short-term loans

         Standard & Poor's tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

         SP-1. Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

November 30, 1997

SCHEDULES OF INVESTMENTS

PRIMARY PORTFOLIO

--------------------------------------------------------------------------------
Principal
Amount
(000)                                                     Value
--------------------------------------------------------------------------------
U.S. Government Agencies--7.0%
$  25,000  Federal Farm Credit Bank,
             5.56%, 5/1/98.................            $ 24,997,000
   86,000  Federal Home Loan Bank,
             5.73%-5.79%,
             8/20/98-10/20/98..............              86,000,000
   40,700  Federal Home Loan Mortgage Corp.,
             5.49%-5.63%,
             12/1/97-12/31/97..............              40,608,500
                                                       ------------

Total U.S. Government Agencies
   (amortized cost--$151,605,500)...........           $151,605,500
                                                       ------------


Certificates of Deposit--13.8%
$  75,000  Bank of Nova Scotia,
             5.60%-6.10%,
             12/29/97-5/27/98..............            $ 75,000,000
   25,000  Barclays Bank PLC,
             5.65%,  4/16/98...............              24,995,445
   75,000  Canadian Imperial Bank of Commerce,
             5.58%-5.68%,
             12/30/97-2/12/98..............              75,000,000
   25,000  Royal Bank of Canada,
             5.58%, 12/11/97...............              24,999,869
   75,000  Societe Generale Bank,
             5.54%-6.10%,
             12/8/97-5/18/98...............              75,000,000
   25,000  Swiss Bank Corp.,
             5.76%, 3/23/98................              25,000,763
                                                       ------------

Total Certificates of Deposit
   (amortized cost--$299,996,077)...........          $ 299,996,077
                                                       ------------

Commercial Paper--79.1%
$  75,000  Abbey National North America,
             5.53%-5.55%,

             1/14/98-2/25/98...............            $ 74,330,597
   35,000  ABN-Amro North America Finance Inc.,
             5.48%, 2/5/98.................              34,648,367
   41,000  Aetna Services Inc.,
             5.50%-5.52%,
             12/8/97-12/18/97..............              40,910,277
   80,000  American Express Credit Corp.,
             5.49%-5.52%,
             12/22/97-12/29/97.............              79,705,504
   73,000  American Home Products Corp.,
             5.51%-5.53%,
             12/8/97-12/18/97..............              72,878,569
   70,000  Associates Corporation of
             North America,
             5.495%-5.53%,
             12/8/97-12/15/97..............              69,881,924
   25,700  Banque Nationale de Paris,
             5.51%, 12/5/97................              25,684,266
   44,300  British Columbia (Province of),
             5.45%-5.51%,
             1/6/98-6/30/98................              43,429,444
   69,000  Daimler Benz North America Corp.,
             5.53%-5.65%,
             2/2/98-5/13/98................              67,801,164
   15,000  Deere (John) Capital Corp.,
             5.50%, 12/29/97...............              14,935,833
   50,000  Deutsche Bank,
             5.50%-5.52%,
             12/11/97-12/23/97.............              49,877,472
   66,000  Dover Corp.,
             5.52%-5.55%,
             12/3/97-12/18/97..............              65,919,592
   54,000  Dresdner U.S. Finance Inc.,
             5.51%-5.56%,
             12/15/97-12/24/97.............              53,843,416
   50,000  Eksportfinans A/S,
             5.49%-5.53%,
             12/11/97-12/17/97.............              49,900,431
   50,000  Ford Credit Europe PLC,
             5.51%-5.53%,
             12/31/97-1/12/98..............              49,714,617
   25,000  Ford Motor Credit Corp.,
             5.49%, 12/15/97...............              24,946,625
   50,000  General Electric Capital Corp.,
             5.55%, 12/22/97...............              49,838,125
   25,000  General Electric Capital Services Inc.,
             5.50%, 4/6/98.................              24,518,750
   75,000  General Motors Acceptance Corp.,
             5.58%-5.705%,
             2/23/98-4/20/98...............              73,804,536
   40,000  Generale Bank,
             5.51%, 12/22/97...............              39,871,433
   45,000  Household Financial Corp.,
             5.48%-5.54%,

             12/1/97-12/29/97..............              44,893,444
   50,800  IBM Corp.,
             5.52%, 12/2/97-12/4/97........              50,786,077
   32,000  IBM Credit Corp.,
             5.52%-5.655%,
             12/22/97-11/20/98.............              31,951,700
   74,000  Merrill Lynch & Co. Inc.,
             5.54%-5.58%,
             12/10/97-12/15/97.............              73,859,142

-------------------------------------------------------------------------------
Principal
Amount
(000)                                                      Value
-------------------------------------------------------------------------------
Commercial Paper (cont'd.)
$  75,000  Morgan (J.P.) & Co. Inc.,
             5.51%-5.55%,
             12/1/97-12/30/97..............          $   74,807,875
   25,000  NationsBank Corp.,
             5.50%, 12/3/97................              24,992,361
   14,000  Novartis Finance Corp.,
             5.55%, 12/23/97...............              13,952,517
   75,000  Oesterreichische Kontrollbank AG,
             5.51%-5.53%,
             1/14/98-4/16/98...............              74,141,000
   39,624  Penney (J.C.) Funding Corp.,
             5.49%-5.55%,
             12/11/97-12/30/97.............              39,504,657
   39,000  Prudential Funding Corp.,
             5.52%, 12/23/97...............              38,868,440
   75,000  Sears Roebuck Acceptance Corp.,
             5.56%-5.59%,
             12/3/97-12/17/97..............              74,857,767
   80,000  Svenska Handelsbanken Inc.,
             5.50%-5.56%,
             12/9/97-3/2/98................              79,461,683
   25,000  Swedish Export Credit Corp.,
             5.48%, 12/16/97...............              24,942,917
   25,000  Toronto-Dominion Holdings USA Inc.,
             5.60%, 5/26/98................              24,315,555
   25,000  UBS Finance Inc.,
              5.55%, 12/17/97..............              24,938,333
   10,000  USAA Capital Corp.,
              5.59%, 1/7/98................               9,942,547
                                                     --------------
Total Commercial Paper
   (amortized cost--$1,712,656,957).........         $1,712,656,957
                                                     --------------


Total Investments
   (amortized cost--$2,164,258,534+).......  99.9%   $2,164,258,534

Other Assets in Excess
   of Liabilities................             0.1         2,313,921
                                            -----    --------------

Total Net Assets.................           100.0%   $2,166,572,455
                                            -----    --------------
                                            -----    --------------

GOVERNMENT PORTFOLIO

U.S. Government Agencies--99.9%
Federal Farm Credit Bank--10.4%
$  3,000   5.34%, 12/16/97.................          $    2,993,325
     788   5.39%, 12/1/97..................                 788,000
   1,630   5.54%, 3/2/98...................               1,629,509
   5,000   5.56%, 5/1/98...................               4,999,400
                                                     --------------
Total Federal Farm Credit Bank
   (amortized cost--$10,410,234)............         $   10,410,234
                                                     --------------
Federal Home Loan Bank--19.0%
$  6,000   5.36%, 12/31/97.................          $    5,973,200
   1,121   5.37%, 6/22/98..................               1,087,055
   2,269   5.39%, 1/14/98..................               2,254,052
   1,683   5.41%, 2/23/98..................               1,661,755
   2,000   5.42%, 4/13/98..................               1,959,952
   2,110   5.42%, 7/30/98..................               2,033,441
   1,000   5.73%, 10/20/98.................               1,000,000
   1,000   5.75%, 8/20/98..................               1,000,000
   2,000   5.79%, 10/2/98..................               2,000,000
                                                     --------------
Total Federal Home Loan Bank
   (amortized cost--$18,969,455)............         $   18,969,455
                                                     --------------

Federal Home Loan Mortgage Corporation--34.1%
$  5,000   5.42%, 12/4/97..................          $    4,997,742
   2,000   5.46%, 12/22/97.................               1,993,630
   4,000   5.47%, 12/15/97.................               3,991,491
   3,600   5.495%, 12/24/97................               3,587,362
   7,099   5.50%, 12/15/97.................               7,083,816
   7,000   5.53%, 2/23/98..................               6,909,677
   5,500   5.63%, 12/1/97..................               5,500,000
                                                     --------------

Total Federal Home Loan Mortgage Corporation
   (amortized cost--$34,063,718)............         $   34,063,718
                                                     --------------

Federal National Mortgage Association--36.4%

$  1,500   5.29%, 12/8/97..................          $    1,498,457
   4,000   5.42%, 12/30/97.................               3,982,536
   5,000   5.445%, 12/11/97................               4,992,438
   4,180   5.45%, 12/16/97.................               4,170,508
   4,000   5.45%, 1/6/98...................               3,978,200
   2,840   5.46%, 1/5/98...................               2,824,924
   3,000   5.47%, 5/20/98..................               2,922,508
   2,000   5.48%, 2/9/98...................               1,978,689
     770   5.49%, 2/5/98...................                 762,250
   5,000   5.50%, 12/23/97.................               4,983,194
   2,000   5.50%, 12/30/97.................               1,991,139
   1,080   5.52%, 2/5/98...................               1,069,070
   1,300   5.60%, 1/5/98...................               1,292,922
                                                     --------------

Total Federal National Mortgage Association
   (amortized cost--$36,446,835)............         $   36,446,835
                                                     --------------

Total Investments
   (amortized cost--$99,890,242+).           99.9%   $   99,890,242

Other Assets in Excess
   of Liabilities................             0.1            87,977
                                            -----    --------------

Total Net Assets.................           100.0%   $   99,978,219
                                            -----    --------------
                                            -----    --------------

November 30, 1997

GENERAL MUNICIPAL PORTFOLIO

--------------------------------------------------------------------------------
Principal
Amount
(000)                                                                   Value
--------------------------------------------------------------------------------

Alabama--1.2%
$    700   Birmingham Baptist Med. Ctr.,
             Special Care Facs. FAR,
             Senior Living Cmntys. Proj., Ser. A,
             3.90%, 12/3/97................                          $  700,000
     900   Columbia IDB, PCR,
             Alabama Pwr. Co. Proj., Ser. D,
             3.85%, 12/1/97................                             900,000

                                                                    ------------

                                                                      1,600,000
                                                                    -----------

Alaska--4.1%
   3,600   Alaska St. HF Corp.,
             Ser. A, VRDN*
             (LC;  Credit Suisse Bank),
             3.95%, 12/3/97................                           3,600,000
   2,000   Valdez Marine Term. Rev.,
             Arco Trans. Proj., Ser. B, VRDN*
             3.95%, 12/3/97................                           2,000,000
                                                                    ------------

                                                                      5,600,000
                                                                    ------------

Arizona--4.2%
   1,000   Arizona Edl. Ln. Mktg. Corp.,
             ELR, Ser. A, VRDN*
             (LC; Dresdner Bank AG),
             3.85%, 12/3/97................                           1,000,000
           City of Mesa Mun. Dev.,
             Special Tax, Ser. 1996 A,
             (LC;  West Deutschelandes Bank),
     500     3.80%, 12/4/97................                             500,000
   1,300     3.90%, 1/2/98.................                           1,300,000
   2,000   Cochise Cnty. PCR, SWDR,
             Arizona Elec. Pwr. Coop. Inc. Proj.,
             3.80%, 3/1/98**...............                           2,000,000
   1,000   Salt River Proj.,
             Agric. & Pwr. Dist., Ser. A,
             7.875%, 1/1/98 (A)............                           1,023,367
                                                                    ------------

                                                                      5,823,367
                                                                    ------------
California--2.3%
   1,000   California HEL, SLR,
             Sr. Lien., Ser. A-1,
             VRDN* (LC; SLMA),
             4.00%, 7/1/98.................                           1,000,000
   1,200   Los Angeles Regl. AIR,
             American Airlines--LA Int'l.,
             Ser. F, VRDN*
             (LC; Wachovia Bank of Georgia),
             3.85%, 12/1/97................                           1,200,000
   1,000   Los Angeles Sch. Dist. Ctfs. Partn.,
             Multiple Properties Proj., Ser. A,
             (Insd.; AMBAC),
             5.30%, 12/1/97................                           1,000,000
                                                                    ------------


                                                                      3,200,000
                                                                    ------------

Delaware--2.6%
   3,600   Delaware St. EDAR, Gas Facs.,
             Delmarva Pwr. & Lt. Co. Proj., VRDN*
             4.00%, 12/1/97................                           3,600,000
                                                                    ------------

District of Columbia--.8%
   1,000   District of Columbia GO,
             Ser. B, (Insd.; MBIA),
             7.75%, 6/1/98 (A).............                           1,038,518
                                                                    ------------

Florida--1.7%
     370   Dade Cnty. Sch. Dist. GO,
             (Insd.; MBIA),
             4.50%, 2/15/98................                             370,443
     600   Florida St. Jacksonville TA,
             9.00%, 1/1/98 (A).............                             614,477
   1,300   Putnam Cnty. DA, PCR,
             Seminole Elec. Co. Proj.,
             Ser. H-1, VRDN*
             4.05%, 12/3/97................                           1,300,000
                                                                    ------------
                                                                      2,284,920
                                                                    ------------
Georgia--2.6%
   1,000   Burke Cnty. DA, PCR,
             Oglethorpe Pwr. Corp.,
             Ser. B, VRDN* (Insd.; AMBAC),
             3.80%, 5/28/98................                           1,000,000
   2,600   Fulco HAR Anticip. Ctfs.,
             St. Josephs Hosp. Proj.,
             (LC; Trust Company Bank),
             3.80%, 12/3/97................                           2,600,000
                                                                    ------------

                                                                      3,600,000
                                                                    ------------
Hawaii--.7%
   1,000   Hawaii St. Secondary Mkt. Svcs. Corp.,
             SLR, Ser. II, VRDN*
             (LC; National Westminster Bank PLC),
             4.00%, 12/3/97................                           1,000,000
                                                                    ------------
Illinois--6.5%
   5,200   Chicago O'Hare Int'l. Arpt.,
             Ser. B, VRDN*
             (LC; Societe Generale Bank),
             3.85%, 12/3/97................                           5,200,000
   2,000   Illinois Dev. FAR,
             WMX Inc.,

             (Insd.; MBIA),
             4.625%, 2/1/98................                           2,002,497

--------------------------------------------------------------------------------
Principal
Amount
(000)                                                                    Value
--------------------------------------------------------------------------------
Illinois (cont'd.)
$  1,700   Illinois Hlth. FAR,
             Hosp. Sisters Svc. Proj.,
             Ser. E, VRDN*
             (Insd.; MBIA),
             3.85%, 12/3/97................                         $ 1,700,000
                                                                    ------------

                                                                      8,902,497
                                                                    ------------

Indiana--4.4%
   1,000   City of Indianapolis Gas & Util. Sys.,
             3.70%, 12/8/97................                           1,000,000
   5,000   Jasper Cnty. PCR,
             Northern Indiana Pub. Svc.
             Proj., Ser. A,
             3.85%, 1/20/98................                           5,000,000
                                                                    ------------

                                                                      6,000,000
                                                                    ------------

Kentucky--1.6%
     200   Boone Cnty. PCR,
             Cincinnati Gas & Elec. Co. Proj.,
             Ser. A, VRDN*
             (LC; Union Bank of Switzerland),
             3.75%, 12/1/97................                             200,000
   2,000   Kentucky HEL, Student Loan Corp.,
             SLR, Ser. E, VRDN*
             (Insd.;  AMBAC),
             3.95%, 12/3/97................                           2,000,000
                                                                    ------------

                                                                      2,200,000
                                                                    ------------

Maryland--3.4%
   1,500   Anne Arundel Cnty., Ser. C,
             3.90%, 12/5/97................                           1,500,000

   2,500   Anne Arundel Cnty. EDR,
             Baltimore Gas & Elec. Co. Proj.,
             3.70%, 12/15/97...............                           2,500,000
     600   Washington Subn. Sanitation Dist.,
             Gen. Construction,
             7.40%, 12/1/97 (A)............                             612,000
                                                                    ------------

                                                                      4,612,000
                                                                    ------------

Michigan--.7%
   1,000   Michigan Mun. Bd. Auth. Rev., Ser. B,
             4.50%, 7/2/98.................                           1,003,933
                                                                    ------------

Missouri--.4%
     600   Missouri EIERA, PCR,
             Union Elec. Co. Proj., Ser. A,
             (LC; Swiss Bank Corp.),
             3.95%, 6/1/98.................                             600,000
                                                                    ------------

Montana--.4%
     500   Montana St. Higher Ed.,
             Student Assistance Corp. SLR,
             4.55%, 12/1/97................                             500,000
                                                                    ------------

Nebraska--2.7%
           Nebraska HEL Prog.,
             Student Loan Prog., (LC; SLMA),
   2,100     Ser. A, VRDN*
             3.95%, 12/3/97................                           2,100,000
   1,600     Ser. C, VRDN*
             3.95%, 12/3/97................                           1,600,000
                                                                    ------------

                                                                      3,700,000
                                                                    ------------

Nevada--.6%
     300   Clark Cnty. AIR,
             Sub. Lien, Ser. A-2, VRDN*
             (LC; Union Bank of Switzerland),
             3.95%, 12/3/97................                             300,000
     575   Henderson City GO,
             Parks & Rec. Proj., Ser. A,
             (Insd.; FGIC),
             6.25%, 6/1/98.................                             581,565
                                                                    ------------

                                                                        881,565
                                                                    ------------


New Hampshire--.8%
   1,100   New Hampshire St. BFA, PCR,
             Pub. Svc. Co. of New Hampshire Proj.,
             Ser. D, VRDN*
             (LC; Barclays Bank PLC),
             4.05%, 12/3/97................                           1,100,000
                                                                    ------------

New Mexico--.5%
     665   Santa Fe Gross Receipts, Tax Rev.,
             Ser. A, (Insd.;  AMBAC),
             4.25%, 6/1/98.................                             666,206
                                                                    ------------

New York--10.8%
   1,500   Babylon IDA, RRR,
             Ogden Martin Sys. Babylon Inc., Ser. C,
             8.50%, 7/1/98 (A).............                           1,583,461
   1,000   Nassau Cnty. BAN's,
             Ser. C, dtd. 9/10/97,
             4.25%, 3/17/98................                           1,001,432
   1,000   Nassau Cnty. RAN's,
             Ser. A, dtd. 7/30/97,
             4.25%, 3/10/98................                           1,001,057
           New York St. DAR,
     700     Montefiore Med. Ctr. Proj.,
             (Insd.;  AMBAC),
             4.50%, 8/1/98.................                             702,920
     300     St. Francis Ctr. at the Knolls, VRDN*
             (LC; Banque de Paribas),
             4.00%, 12/1/97................                             300,000
           New York St. EFC, PCR,
             St. Wtr. Revolving Fd., Ser. A,
     500     3.35%, 12/15/97...............                             499,821
     500     4.80%, 6/15/98................                             502,389

November 30, 1997

GENERAL MUNICIPAL PORTFOLIO (cont'd.)

--------------------------------------------------------------------------------
Principal
Amount
(000)                                                                  Value
--------------------------------------------------------------------------------
New York (cont'd.)

$  2,000   New York St. ERDA, Gas Facs. Rev.,
             Brooklyn Union Gas Proj.,
             Ser. A-2, VRDN*
             (Insd.;  MBIA),
             3.80%, 12/3/97................                         $ 2,000,000
   4,300   New York St. ERDA, PCR,
             New York St. Elec. & Gas Proj.,
             Ser. C, VRDN*
             (LC; Morgan Guaranty Trust),
             3.70%, 12/1/97................                           4,300,000
           New York St. JDA, St. Gtd.,
   1,400     Ser. A1--A13, VRDN*
             4.05%, 12/1/97................                           1,400,000
     200     Ser. A1--A42, VRDN*
             4.05%, 12/1/97................                             200,000
     205     Ser. B1--B9, VRDN*
             4.05%, 12/1/97................                             205,000
     500   New York St. Med. Care Facs., FAR,
             Mtg. Hosp., Ser. A,
             (Insd.;  FHA),
             8.30%, 2/15/98 (A)............                             514,235
     600   Triborough Brdg. & Tunl. Auth. Spl.
             Oblig., Mtg. Recording Tax., Ser. A,
             8.00%, 1/1/98 (A).............                             610,993
                                                                    ------------

                                                                     14,821,308
                                                                    ------------

Ohio--3.5%
   1,885   Cincinnati Sch. Dist. TAN's,
             Ser. B, dtd. 7/11/96,
             (Insd.;  AMBAC),
             4.75%, 12/1/97................                           1,885,000
     200   Hamilton Cnty. Health Sys. Rev.,
             Franciscan Sisters Poor Health Proj.,
             Ser. A, VRDN*
             (LC; Sumitomo Bank Ltd.),
             3.95%, 12/1/97................                             200,000
           Ohio St. Air Quality DA,
   1,000     JMG Fdg. Ltd. Proj.,
             Ser. B, VRDN*
             (LC; Societe Generale Bank),
             3.95%, 12/3/97................                           1,000,000
     300     Ohio Edison Proj., Ser. A,
             (LC; Toronto-Dominion Bank),
             3.95%, 2/1/98.................                             300,000

     450   Ohio St. Bldg. Auth.,
             Correctional Facs., Ser. A,
             7.10%, 3/1/98.................                             453,642
     900   Ohio St. GO,
             4.40%, 5/15/98................                             902,570
                                                                    ------------

                                                                      4,741,212
                                                                    ------------

Pennsylvania--15.1%
   7,800   Allegheny Cnty. Arpt. Rev.,
             Gtr. Pittsburgh Intl. Arpt.,
             Ser. C, (Insd.; MBIA),
             8.25%, 1/1/98 (A).............                           7,983,960
   1,900   Allegheny Cnty., IDA, PCR,
             (LC; Dresdner Bank AG),
             3.70%, 12/8/97................                           1,900,000
     500   Bethel Park Sch. Dist. GO,
             Ser. B, (Insd.; AMBAC),
             6.05%, 2/1/98.................                             501,729
     700   Bethlehem Area Sch. Dist. GO,
             Ser. A, (Insd.; AMBAC),
             6.25%, 9/1/98.................                             711,696
     300   Pennsylvania St. GO,
             Refunding & Projects, Ser. 2nd,
             4.75%, 6/15/98................                             301,088
   2,000   Pennsylvania St. HEA, SLR,
             Ser. A, VRDN*
             (LC; SLMA),
             4.00%, 12/3/97................                           2,000,000
   2,235   Pennsylvania Tpk. Commission Oil
             Franchise Tax Rev.,
             Ser. A, (Insd.; AMBAC),
             4.60%, 12/1/97................                           2,235,000
   1,000   Philadelphia  TRAN's,
             Ser. A, dtd. 7/2/97,
             4.50%, 6/30/98................                           1,002,778
   2,000   Venango IDA,
             Scrubgrass Proj.,
             (LC; National Westminster Bank PLC),
             3.80%, 1/5/98.................                           2,000,000
   2,000   Venango IDA, RRR,
             Scrubgrass Proj., Ser. B, VRDN*
             (LC; National Westminster Bank PLC),
             3.80%, 1/5/98.................                           2,000,000
                                                                    ------------

                                                                     20,636,251
                                                                    ------------
South Carolina--1.9%
   1,000   Charleston Cnty. Sch. Dist. GO,
             6.15%, 2/1/98.................                           1,003,927

--------------------------------------------------------------------------------
Principal
Amount
(000)                                                                   Value
--------------------------------------------------------------------------------

South Carolina (cont'd.)
$  1,500   Greenville HFR,
             Ser. B, (Insd.;  FGIC),
             7.80%, 5/1/98 (A).............                         $ 1,554,032
                                                                    ------------

                                                                      2,557,959
                                                                    ------------

Tennessee--3.6%
   2,300   Hamilton Cnty. IDR,
             Seaboard Feeds Inc. Proj., VRDN*
             (LC;  Bank of New York),
             4.10%, 12/4/97................                           2,300,000
   1,660   Knoxville Wtr. Rev.,
             Refunding & Impt., Ser. M,
             4.50%, 3/1/98.................                           1,662,880
   1,000   Metropolitan Nashville Arpt.,
             VRDN* (Insd.; FGIC),
             3.90%, 12/3/97................                           1,000,000
                                                                    ------------

                                                                      4,962,880
                                                                    ------------

Texas--13.0%
           Brazos HEA,
   1,000     Refunding Ser. A-1,
             5.30%, 12/1/97................                           1,000,000
   1,000     Ser. B-1, VRDN*
             (CS; SLMA),
             3.90%, 12/3/97................                           1,000,000
   2,200   Brazos River Harbor Navigation,
             Dist. of Brazoria Cnty.,
             3.75%, 1/30/98................                           2,200,000
   2,700   City of Houston GO, Ser. A,
             3.70%, 12/15/97...............                           2,700,000
   1,000   Conroe Indpt. Sch. Dist.,
             Schoolhouse & Ref. Proj.,
             (Insd.;  MBIA),
             7.00%, 2/1/98.................                           1,005,217
     400   Garland Indpt. Sch. Dist. GO,
             7.00%, 2/15/98................                             402,498
   1,000   Gulf Coast IDA,
             Marine Term. Rev.,
             Amoco Oil Co. Proj.,
             3.75%, 12/1/97................                           1,000,000
   1,400   Harris Cnty. GO,

             4.00%, 10/1/98................                           1,401,806
   2,600   Harris Cnty. ID Corp.,
             Marine Terminal Rev.,
             Lubrizol Corp. Proj., VRDN*
             3.85%, 12/3/97................                           2,600,000
           Houston Wtr. Sys. Rev.,
     830     7.20%, 12/1/97 (A)............                             846,600
     500     7.40%, 12/1/97 (A)............                             510,000

   1,400   Lower Colorado River Auth. Tex. Rev.,
             Jr. Lien, Ser. 3rd Suppl., VRDN*
             (Insd.;  MBIA),
             3.80%, 12/3/97................                           1,400,000
     200   San Antonio Elec. & Gas Rev.,
             Ser. 1991, (Insd.;  FGIC),
             6.00%, 2/1/98.................                             200,743
     510   Texas HEA, EEIR, Ser. B, VRDN*
             (Insd.; FGIC),
             4.00%, 12/3/97................                             510,000
   1,000   Texas St. TRAN's, Ser. A,
             dtd. 9/2/97,
             4.75%, 8/31/98................                           1,006,549
                                                                    ------------

                                                                     17,783,413
                                                                    ------------

Utah--2.2%
   1,000   Intermountain Pwr. Agy., PSR,
             Ser. E, (LC;  Swiss Bank Corp.),
             3.75%, 3/16/98................                           1,000,000
   2,000   Utah St. Brd. Regents SLR,
             Ser. L, VRDN*
             (Insd.; AMBAC),
             4.00%, 12/3/97................                           2,000,000
                                                                    ------------

                                                                      3,000,000
                                                                    ------------

Virginia--.8%
   1,000   Virginia St. Transn. Brd. Contract Rev.,
             U.S. Route 58 Corridor Dev. Prog.,
             6.80%, 5/15/98 (A)............                           1,032,294
                                                                    ------------

Washington--1.7%
   1,025   Seattle City GO, Ser. B,
             4.00%, 8/1/98 ................                           1,025,491
     300   Tacoma Elec. Sys. Rev.,
             (LC;  AMBAC),
             8.00%, 1/1/98 (A).............                             306,992
           Washington St. GO,
     500     Ser. B, 5.90%, 6/1/98.........                             504,932

     500     7.10%, 6/1/98.................                             507,751
                                                                    ------------

                                                                      2,345,166
                                                                    ------------

West Virginia--.7%
   1,000   West Virginia Pub. Auth. Rev.,
             Morgantown Assoc. Proj.,
             (LC; Swiss Bank Corp.),
             3.75%, 12/2/97................                           1,000,000
                                                                    ------------

Wisconsin--3.3%
     500   Wisconsin HHEFAR,
             Childrens Hosp. Wisconsin Proj.,
             Ser. B, (Insd.;  FGIC),
             7.625%, 8/15/98 (A)...........                             522,590

November 30, 1997

GENERAL MUNICIPAL PORTFOLIO (cont'd.)

--------------------------------------------------------------------------------
Principal
Amount
(000)                                                                   Value
--------------------------------------------------------------------------------
Wisconsin (cont'd.)
$    620   Wisconsin St. GO, Ser. A,
             5.00%, 5/1/98.................                           $ 623,116
   3,400   Wisconsin St. HFFAR,
             Hosp. Sisters Oblig.,
             Ser. G, VRDN* (Insd.; MBIA),
             3.85%, 12/3/97................                           3,400,000
                                                                  --------------


                                                                      4,545,706
                                                                  --------------

Total Investments
   (amortized cost--$135,339,195+)           98.8%                $ 135,339,195
Other Assets in Excess
     of Liabilities..............             1.2                     1,632,450
                                            -----                 --------------


Total Net Assets.................           100.0%                $ 136,971,645
                                            -----                 --------------
                                            -----                 --------------


CALIFORNIA MUNICIPAL PORTFOLIO


California--96.4%
$    500   Alameda Contra Costa School FA,
             Capital Impts., Ser. B, VRDN*
             (LC; Canadian Imperial Bank),
             3.60%, 12/4/97................                         $   500,000
     320   Alameda County IDA, Indl. Rev.,
             Intermountain Trading, VRDN*
             (LC; California St. Tchrs. Ret. Fd.),
             3.65%, 12/3/97................                             320,000
   1,900   Anaheim Ctfs. Partn.,
             1993 Ref. Projs., VRDN*
             (LC; ABN-Amro Bank),
             3.55%, 12/3/97................                           1,900,000
           California HFFAR,
   2,000     Kaiser Permanente Proj.,
             Ser. A, VRDN*
             3.65%, 12/3/97................                           2,000,000
   2,000     Memorial Hlth. Svcs. Proj., VRDN*
             3.65%, 12/3/97................                           2,000,000
     890     St. Joseph Health Systems,
             Ser. B, VRDN*
             3.70%, 12/1/97................                             890,000
     100     Sutter Health, Ser. B, VRDN*
             (LC;  Morgan Guaranty Trust),
             3.70%, 12/1/97................                             100,000
           California PCFA, PCR,
   2,000     Homestake Mining Proj.,  Ser. '84A,
             VRDN* (LC; Bank of Nova Scotia),
             3.70%, 12/3/97................                           2,000,000

             Pacific Gas & Elec.,
   1,000     Ser. A, VRDN*
             (LC; Swiss Bank Corp.),
             3.80%, 12/3/97................                           1,000,000
   1,600     Ser. C, VRDN*
             (LC; Kredietbank NV),
             3.80%, 12/1/97................                           1,600,000
     600     Ser. D, VRDN*
             3.90%, 12/3/97................                             600,000
     500     Southern California Edison, Ser. C,
             3.60%, 1/12/98................                             500,000
   2,000   California PCFA, PCR, RRR,
             Wadham Energy Proj., Ser. C,
             VRDN* (LC; Banque de Paribas),
             4.00%, 12/3/97................                           2,000,000
           California PCFA, RRR,

     100     Atlantic Richfield Co. Proj.,
             Ser. A, VRDN*
             3.90%,  12/1/97...............                             100,000
     800     Burney Forest Prods., Ser. A,
             VRDN* (LC; Fleet Bank),
             3.70%, 12/1/97................                             800,000
     200     Ultrapower Rocklin Proj., Ser. B, VRDN*
             (LC; Security Pacific National Bank),
             3.65%,  12/1/97...............                             200,000
     500   California PCFA, SWDR,
             Shell Oil Co. Martinez Proj.,
             Ser. A, VRDN*
             3.80%,  12/1/97...............                             500,000
           California SCD Auth. Rev. Ctfs. Partn.,
   1,600     House Ear Institute, VRDN*
             (LC; Morgan Guaranty Trust),
             3.65%,  12/1/97...............                           1,600,000
     900     John Muir/Mt. Diablo Hlth.,
             VRDN* (Insd.;  AMBAC),
             3.65%,  12/1/97...............                             900,000
           California SCD Corp. Rev., ID,
     785     Florestone Prod. Proj., VRDN*
             (LC; California St. Tchrs. Ret. Fd.),
             3.65%, 12/3/97................                             785,000
   1,950     South Bay Circuits Proj., VRDN*
             (LC; California St. Tchrs. Ret. Fd.),
             3.65%, 12/3/97................                           1,950,000
     700     Staub Prod. Proj., Ser. A, VRDN*
             (LC; California St. Tchrs. Ret. Fd.),
             3.65%, 12/3/97................                             700,000
     300     Upholstery Prod. Proj., VRDN*
             (LC; California St. Tchrs. Ret. Fd.),
             3.65%, 12/3/97................                             300,000

--------------------------------------------------------------------------------
Principal
Amount
(000)                                                                   Value
--------------------------------------------------------------------------------
$  1,000   California St. GO,
             3.60%, 12/8/97................                         $ 1,000,000
   1,000   California St. RAN's,
             dtd. 9/9/97,
             4.50%, 6/30/98................                           1,003,754
   1,250   Contra Costa Cnty. TRAN's,
             Ser. A, dtd. 7/1/97,
             4.50%, 7/1/98.................                           1,255,008
     770   Industry Urban Dev. Agy.,
             Civic Rec. Proj., Ser. 1,

             (Insd.;  MBIA),
             4.75%, 5/1/98.................                             772,937
     455   Irvine Pub. Facs. & Infrastructure
             Auth. Lease Rev.,
             Capital Impt. Proj., VRDN*
             (LC; National Westminster Bank PLC),
             3.55%, 12/4/97................                             455,000
     100   Irvine Ranch WD, Ser. A,
             VRDN* (LC; Landesbank Hessen),
             3.70%, 12/1/97................                             100,000
           Los Angeles Cnty. MTA,
             Second Subordinate Sales Tax Rev.,
             (LC; Bayerische Vereinsbank),
   2,000     3.55%, 12/1/97................                           2,000,000
   1,245     3.70%, 12/2/97................                           1,245,000
   1,500   Los Angeles TRAN's,
             dtd. 7/1/97,
             4.50%, 6/30/98................                           1,505,485
   1,500   Los Angeles Unified Sch. Dist. TRAN's,
             dtd. 7/1/97,
             4.50%, 7/1/98.................                           1,505,586
   1,500   Los Angeles Wastewater Sys. Rev.,
             3.55%, 12/1/97................                           1,500,000
   1,600   Metropolitan WD, Ser. A,
             3.50%, 12/1/97................                           1,600,000
   1,090   Oakland TRAN's,
             dtd. 7/24/97,
             4.50%, 6/30/98................                           1,094,481
     464   Orange Cnty. Impt. Bd.,
             Assmt. Dist. #88-1, VRDN*
             (LC; Societe Generale and
             Kredietbank NV),
             3.70%, 12/1/97................                             464,000
   1,500   Orange Cnty. WD Ctfs. Partn.,
             Ser. B, VRDN*
             (LC; National Westminster Bank PLC),
             3.65%, 12/1/97................                           1,500,000
   2,000   Riverside Cnty. TRAN's,
             Ser. A, dtd. 7/1/97,
             4.50%, 6/30/98................                           2,006,110
   1,000   Sacramento Cnty. TRAN's,
             dtd. 7/1/97,
             4.50%, 9/30/98................                           1,005,660

   1,000   San Diego Open Space Parking Facs.
             Dist. #1 GO,
             5.00%, 1/1/98.................                           1,000,952
   1,965   San Diego Unified Port Dist.,
             Subordinate Airport Rev., Ser. A,
             3.70%, 1/13/98................                           1,965,000
   2,000   San Joaquin Cnty. TRAN's,
             dtd. 10/15/96,
             4.50%, 1/15/98................                           2,001,698
     600   Santa Ana HFR,

             Multi Modal-Town & Country Proj.,
             VRDN* (LC; Banque Nationale de Paris),
             3.65%, 12/1/97................                             600,000
   1,200   Santa Clara Cnty. FAR,
             VMC Fac. Replacement Proj., Ser. B,
             VRDN* (LC; Union Bank of Switzerland),
             3.65%, 12/3/97................                           1,200,000
     872   Santa Clara Cnty. El Camino Dist. Hosp.
             FAR, Lease--VY Med. Ctr. Proj.,
             Ser. A, VRDN*
             (LC; National Westminster Bank PLC),
             3.70%, 12/2/97................                             872,000
   1,000   South Coast Local Education Agencies
             TRAN's, dtd. 7/1/97 (Insd.;  MBIA),
             4.50%, 6/30/98................                           1,003,895
     300   Stockton Multifamily Housing Rev.,
             Mariners Pointe Assoc., Ser. A, VRDN*
             (LC; Bank of America),
             3.65%, 12/3/97................                             300,000
   1,500   Turlock Irrigation Dist. Rev.,
             Ser. A, (Insd.;  MBIA),
             4.00%, 1/1/98.................                           1,500,550
                                                                  --------------

                                                                     53,702,116
                                                                  --------------

Puerto Rico--1.4%
     500   Puerto Rico Commonwealth,
             Aqueduct & Swr. Auth. Rev., Ser. A,
             7.00%, 7/1/98 (A).............                             518,852
     250   Puerto Rico Elec. PAR, Ser. M,
             8.00%, 7/1/98 (A).............                             260,740
                                                                  --------------

                                                                        779,592
                                                                  --------------

Total Investments
   (amortized cost--$54,481,708+)            97.8%                $  54,481,708
Other Assets in Excess
   of Liabilities................             2.2                     1,231,625
                                            -----                 --------------

Total Net Assets.................           100.0%                $  55,713,333
                                            -----                 --------------
                                            -----                 --------------

November 30, 1997

NEW YORK MUNICIPAL PORTFOLIO

--------------------------------------------------------------------------------
Principal
Amount
(000)                                                                  Value
--------------------------------------------------------------------------------
New York--95.2%
           Babylon IDA, RRR,
$    100     OFS Equity Babylon Proj., VRDN*
             (LC; Union Bank of Switzerland),
             3.85%, 12/1/97................                         $   100,000
   1,450     Ogden Martin Sys. Babylon Inc., Ser. C,
             8.50%, 7/1/98 (A).............                           1,530,679
     500   MTA, Svc. Contract,
             Commuter Facs., Ser. K,
             (Insd.; AMBAC),
             7.50%, 7/1/98 (A).............                             519,919
   1,000   Nassau Cnty. BAN's,
             Ser. C, dtd. 9/10/97,
             4.25%, 3/17/98 ...............                           1,001,432
   1,000   Nassau Cnty. RAN's,
             Ser. B, dtd. 7/30/97,
             4.50%, 4/10/98 ...............                           1,002,247
           New York City GO,
   2,200     Ser. B-Sub. Ser. B6, VRDN*
             (Insd.; MBIA),
             3.85%, 12/1/97................                           2,200,000
   2,000     Sub. Ser. H2,
             3.70%, 12/15/97...............                           2,000,000
     800   New York City Housing Dev. Corp. Mtg.
             Rev. Multifam. 400 West 59th St., Ser. A2,
             VRDN* (LC; Bayerische Hypotheken),
             3.90%, 12/3/97................                             800,000
     500   New York City IDA, CFR,
             Childrens Oncology Soc. Proj.,
             VRDN* (LC; Barclays Bank PLC),
             3.75%, 12/3/97................                             500,000
           New York City IDA, IDR,
   2,500     Brooklyn Navy Yard, Cogen Proj.,
             Ser. A, VRDN*
             (LC; Bank of America),
             4.00%, 12/3/97................                           2,500,000
   1,000     JFK Field Hotel Assoc. Proj.,
             VRDN* (LC; Banque Indosuez),
             3.80%, 12/3/97................                           1,000,000
   1,000     La Guardia Arpt. Assoc. Proj.,
             VRDN* (LC; Banque Indosuez),
             3.80%, 12/3/97................                           1,000,000
   2,000   New York City Mun. Asst. Corp., Ser. E,
             4.10%, 7/1/98 ................                           2,003,041
           New York City MWFA,

             (LC; Canadian Imperial Bank),
   2,100     3.70%, 12/5/97................                           2,100,000
   2,000     3.80%, 2/8/98.................                           2,000,000


   1,000   New York City RAN's,
             Ser. A, dtd. 10/15/97,
             4.50%, 6/30/98 ...............                           1,003,664
           New York City Trust CRR,
   2,000     Carnegie Hall Proj.,VRDN*
             (LC; Westdeutsche Landesbank),
             4.10%, 12/3/97................                           2,000,000
   1,700     Museum of Broadcasting Proj.,
             VRDN* (LC; Kredietbank NV),
             3.85%, 12/3/97................                           1,700,000
           New York St. DAR,
             Memorial Sloan-Kettering Cancer
             Center, (LC; Chemical Bank),
   1,500     Ser. 1989 A,
             3.70%, 12/3/97................                           1,500,000
   1,000     Ser. 1989 B,
             3.70%, 12/4/97................                           1,000,000
             Ser. 1989 C,
   1,500     3.65%, 12/8/97................                           1,500,000
   2,000     3.70%, 12/1/97................                           2,000,000
   3,000     Ser. 1996,
             3.60%, 2/2/98.................                           3,000,000
   1,515     Metropolitan Museum of Art Proj.,
             Ser. B, VRDN* (Insd.; MBIA),
             3.80%, 12/3/97................                           1,515,000
     505     Miriam Osborn Memorial Home Proj.,
             Ser. A, VRDN*
             (LC; Banque de Paribas),
             3.80%, 12/3/97................                             505,000
   3,500     St. Francis Ctr. at the Knolls,
             VRDN* (LC; Banque de Paribas),
             4.00%, 12/1/97................                           3,500,000
           New York St. EFC,
             Ser. 1987A,
   1,000     3.60%, 12/1/97................                           1,000,000
   1,500     3.75%, 12/3/97................                           1,500,000
           New York St. EFC, PCR,
             St. Wtr. Revolving Fd.,
     450     Ser. B, 3.55%, 2/15/98........                             449,706
     400     Ser. E, 5.90%, 6/15/98........                             404,236
   1,600   New York St. ERDA, Gas Facs. Rev.,
             Brooklyn Union Gas Proj.,
             Ser. A2, VRDN*
             3.80%, 12/3/97................                           1,600,000
           New York St. ERDA, PCR,
             New York St. Elec. & Gas Proj.,
             (LC; Union Bank Of Switzerland),
   2,000     Ser. B,
             3.80%, 10/15/98**.............                           2,000,000

   1,300     Ser. D, VRDN*
             3.70%, 12/1/97................                           1,300,000

--------------------------------------------------------------------------------
Principal
Amount
(000)                                                                   Value
--------------------------------------------------------------------------------
$  1,300     Rochester Gas & Elec. Co. Proj.,
             Ser. A, VRDN* (Insd.; MBIA),
             (LC; Credit Suisse),
             3.85%, 12/3/97    ............                         $ 1,300,000
           New York St. JDA, St. Gtd.,
     800     Ser. A1-A42, VRDN*
             4.05%, 12/1/97................                             800,000
     100     Ser. B1-B9, VRDN*
             4.05%, 12/1/97................                             100,000
   1,400     Ser. B1-B21, VRDN*
             4.05%, 12/1/97................                           1,400,000
   2,000   New York St. LGAC,
             Ser. E, VRDN*
             (LC; Canadian Imperial Bank),
             3.80%, 12/3/97................                           2,000,000
           New York St. Med. Care Facs., FAR,
     300     7.625%, 2/15/98 (A)...........                             308,160
     485     7.875%, 8/15/98 (A)...........                             507,854
   1,350     Hosp. & Nurs. Home, Mtg. Hosp.,
             Ser. B, (Insd.; FHA),
             8.10%, 2/15/98 (A)............                           1,388,492
   1,000   New York St. PA,
             Ser. V, (Insd.; MBIA),
             7.875%, 1/1/98 (A)............                           1,023,358
   3,000   New York St. PAR,
             3.75%, 3/1/98**...............                           3,000,000
     511   Niagra Cnty. IDA, IDR,
             Pyron Corp. Proj.,
             VRDN* (LC; Chase Manhattan Bank),
             3.90%, 12/3/97................                             510,500
   3,075   Port Auth. of New York & New Jersey,
             3.65%, 12/2/97................                           3,075,000
     400   Rochester GO,
             Ser. A, (Insd.; AMBAC),
             4.25%, 9/15/98 ...............                             401,148
   1,000   St. Lawrence Cnty. IDA, EIR,
             Reynolds Metals Co. Proj.,
             VRDN* (LC; Royal Bank of Canada),
             3.90%, 12/3/97................                           1,000,000

   1,000   Sachem Central School Dist.

             Holbrook TAN's, dtd. 7/10/97,
             (CS.; St. Aid Withholding),
             4.25%, 6/25/98 ...............                           1,002,119
     425   Southampton GO,
             (Insd.; FGIC),
             6.95%, 6/1/98.................                             431,473
   1,000   Suffolk Cnty. IDA, IDR,
             Nissequogue Cogen Ptnrs. Proj.,
             VRDN* (LC; Toronto-Dominion Bank),
             3.85%, 12/3/97................                           1,000,000
   1,000   Suffolk Cnty. Wtr. Auth. BAN's,
             VRDN* dtd. 12/21/94,
             3.80%, 12/3/97................                           1,000,000
           Triborough Brdg. & Tunl. Auth. Rev.,
     325     Ser. A, 5.90%, 1/1/98.........                             325,519
     200     Ser. M, 6.65%, 1/1/98.........                             200,435
     425   Wallkill GO, (Insd.; FGIC),
             4.25%, 3/1/98.................                             425,442
     450   Wallkill IDA, PCR,
             Reynolds Metals Co. Proj.,
             VRDN* (LC; Dresdner Bank AG),
             4.10%, 12/3/97................                             450,000
     350   Yonkers GO,
             Ser. C, (Insd.; FGIC),
             5.50%, 8/1/98.................                             353,732
                                                                   -------------

                                                                     69,738,156
                                                                   -------------
Puerto Rico--4.1%
           Puerto Rico Gov't. Dev. Bank,
   2,000     3.75%, 12/2/97................                           2,000,000
   1,000     3.75%, 12/3/97................                           1,000,000
                                                                   -------------
                                                                      3,000,000
                                                                   -------------
Total Investments
   (amortized cost--$72,738,156+)                      99.3%       $ 72,738,156
Other Assets in Excess
     of Liabilities..............                       0.7             500,560
                                                      -----        -------------

Total Net Assets.................                     100.0%       $ 73,238,716
                                                      -----        -------------
                                                      -----        -------------


-------------------------------------------------------------------------------

+ Federal income tax cost basis of portfolio securities is the same as for financial reporting purposes.

* Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specified date (such as a coupon date or interest payment date)

     and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). Maturity date shown is date of next rate change.

** These issues carry an optional put feature. Date shown is the exercise date of the put.

(A) Pre-refunded to the date shown. Collateralized by U.S. Government securities and cash which are held in escrow and are used to pay principal and interest and to retire the bonds in full at the earliest refunding date.

     See page 22 for "General Abbreviations" utilized within the Schedules of Investments.

See accompanying notes to financial statements.

November 30, 1997

STATEMENTS OF ASSETS AND LIABILITIES

                                                                           General          California        New York
                                        Primary          Government        Municipal        Municipal         Municipal
                                       Portfolio          Portfolio        Portfolio        Portfolio         Portfolio
                                      -------------      -----------      -----------      ----------        ----------
Assets
   Investments, at value
     (amortized cost--
     $2,164,258,534, $99,890,242,
     $135,339,195, $54,481,708 and
     $72,738,156, respectively)..... $2,164,258,534    $  99,890,242   $  135,339,195   $  54,481,708     $  72,738,156
   Cash.............................        214,177          168,460          152,454         705,231           516,261
   Receivable for investments sold..             --               --               --         800,000                --
   Receivable for capital stock sold         45,502            7,606          175,000              --             8,864
   Interest receivable..............      5,667,303           87,127        1,477,995         404,551           502,329
   Prepaid expenses and other assets         48,498            9,029           10,274           1,710               890
                                     --------------    -------------   --------------   -------------     -------------


   Total Assets.....................  2,170,234,014      100,162,464      137,154,918      56,393,200        73,766,500
                                     --------------    -------------   --------------   -------------     -------------


Liabilities
   Payable for investments purchased             --               --               --         601,531           414,898
   Payable for capital stock redeemed            --            4,482           10,726              --            10,413

   Investment advisory fee payable..        121,771            6,899            8,979           3,832             5,166
   Distribution fee payable.........         74,395            3,452            4,608           1,916             2,586
   Shareholder services fee payable.        104,412            4,930            7,337           3,105             4,080
   Administrative services fee
     payable........................         86,553            3,892            5,737           2,796             2,687
   Dividends payable................      2,859,350          127,695          109,306          42,997            60,558
   Other payables and accrued
     expenses.......................        415,078           32,895           36,580          23,690            27,396
                                     --------------    -------------   --------------   -------------     -------------

   Total Liabilities................      3,661,559          184,245          183,273         679,867           527,784
                                     --------------    -------------   --------------   -------------     -------------

   Total Net Assets................. $2,166,572,455    $  99,978,219   $  136,971,645   $  55,713,333     $  73,238,716
                                     --------------    -------------   --------------   -------------     -------------
                                     --------------    -------------   --------------   -------------     -------------

Composition of Net Assets
   Par value ($.0001 per share,
     10 billion shares authorized
     for each portfolio)............ $      216,661    $     10,000    $       13,706   $       5,574     $       7,326
   Paid-in-capital in excess of par.  2,166,356,899       99,968,482      137,038,203      55,739,206        73,255,985
   Accumulated net realized
     loss on investments............         (1,105)            (263)         (80,264)        (31,447)         (24,595)

   Total Net Assets................. $2,166,572,455    $  99,978,219   $  136,971,645   $  55,713,333     $  73,238,716
                                     --------------    -------------   --------------   -------------     -------------
                                     --------------    -------------   --------------   -------------     -------------

   Shares outstanding...............  2,166,612,730      100,000,675      137,064,901      55,744,781        73,263,311
                                     --------------    -------------   --------------   -------------     -------------

   Net asset value per share........          $1.00            $1.00            $1.00           $1.00             $1.00
                                     --------------    -------------   --------------   -------------     -------------
                                     --------------    -------------   --------------   -------------     -------------


See accompanying notes to financial statements.

Year ended November 30, 1997

STATEMENTS OF OPERATIONS

                                                                           General          California        New York
                                        Primary          Government        Municipal        Municipal         Municipal
                                       Portfolio          Portfolio        Portfolio        Portfolio         Portfolio
                                      -------------      -----------      -----------      ----------        ----------

Investment Income
   Interest.........................  $107,789,191      $ 5,430,780      $ 4,931,229      $ 2,031,608      $ 2,329,382
                                     --------------    -------------   --------------   -------------    -------------

Operating Expenses
   Investment advisory fee (note 2a)     7,907,076          493,349          656,681          287,248          323,434
   Distribution fee (note 2b).......     4,816,923          247,276          337,045          143,624          161,717
   Transfer and dividend
     disbursing agent fees..........     1,559,860           50,454           55,206           17,021           36,735
   Administrative services fee
     (note 2c)......................       948,426           47,390           66,227           29,022           30,395
   Shareholder services fee
     (note 2d)......................       394,086           21,989           28,458           11,515           16,198
   Registration fees................       212,077           35,096           60,298            1,843            1,425
   Custodian fees (note 1g).........       158,614           37,196           39,595           15,079           15,325
   Reports and notices to
     shareholders...................       138,985            3,459            4,929            1,359            1,359
   Audit fees.......................        38,740           15,065           15,065           15,065           15,065
   Directors' fees and expenses.....        32,758           25,563           25,590           25,537           25,541
   Legal fees.......................         6,330              136              204               68               68
   Miscellaneous....................        90,492            4,433            5,470            2,068            4,422
                                     --------------    -------------   --------------   -------------    -------------

     Total operating expenses.......    16,304,367          981,406        1,294,768          549,449          631,684
     Less: Investment advisory fee
       waived (note 2a).............            --           (7,876)          (2,257)         (31,822)            (954)
     Less: Expenses offset
       (note 1g)....................        (3,782)          (2,472)          (3,764)          (3,231)          (2,482)
                                     --------------    -------------   --------------   -------------    -------------

     Net operating expenses.........    16,300,585          971,058        1,288,747          514,396          628,248
                                     --------------    -------------   --------------   -------------    -------------

       Net investment income........    91,488,606        4,459,722        3,642,482        1,517,212        1,701,134

   Net realized loss on investments.        (1,017)            (125)          (1,853)            (593)            (794)
                                     --------------    -------------   --------------   -------------    -------------

Net increase in net assets
   resulting from operations........  $ 91,487,589      $ 4,459,597      $ 3,640,629      $ 1,516,619      $ 1,700,340
                                     --------------    -------------   --------------   -------------    -------------
                                     --------------    -------------   --------------   -------------    -------------


See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS



                                              Primary Portfolio                     Government Portfolio
                                           Year ended November 30,                 Year ended November 30,
                                           -----------------------                 -----------------------

                                            1997                1996                1997                 1996
                                      --------------      --------------      --------------       -------------
Operations
   Net investment income.........       $ 91,488,606        $ 77,918,405         $ 4,459,722         $ 4,627,291
   Net realized gain (loss)
     on investments..............             (1,017)                (88)               (125)               (138)
                                      --------------      --------------      --------------       -------------

      Net increase in net assets
        resulting from operations         91,487,589          77,918,317           4,459,597           4,627,153
                                      --------------      --------------      --------------       -------------

Dividends and Distributions
   to Shareholders
   Net investment income.........        (91,488,606)        (77,918,405)         (4,459,722)         (4,627,291)
   Net realized gains............                 --                 (68)                 --                (700)
                                      --------------      --------------      --------------       -------------

     Total dividends and
      distributions to shareholders      (91,488,606)        (77,918,473)         (4,459,722)         (4,627,991)
                                      --------------      --------------      --------------       -------------

Capital Stock Transactions
   Net proceeds from sales.......     13,181,820,880       9,931,873,061         654,106,085         547,203,168
   Reinvestment of dividends
     and distributions...........         90,685,550          75,659,105           4,444,709           4,601,454
   Cost of shares redeemed.......    (12,818,513,719)     (9,966,080,610)       (659,707,954)       (559,243,310)
                                      --------------      --------------      --------------       -------------

     Net increase (decrease) in
      net assets from capital
      stock transactions.........        453,992,711          41,451,556          (1,157,160)         (7,438,688)
                                      --------------      --------------      --------------       -------------


   Total increase (decrease) in
     net assets..................        453,991,694          41,451,400          (1,157,285)         (7,439,526)

Net Assets
   Beginning of year.............      1,712,580,761       1,671,129,361         101,135,504         108,575,030
                                      --------------      --------------      --------------       -------------

   End of year...................     $2,166,572,455      $1,712,580,761      $   99,978,219       $ 101,135,504
                                      --------------      --------------      --------------       -------------
                                      --------------      --------------      --------------       -------------





                                             General Municipal                      California Municipal
                                                 Portfolio                               Portfolio
                                           Year ended November 30,                 Year ended November 30,
                                           -----------------------                 -----------------------

                                            1997                1996                1997                1996
                                     --------------      --------------      --------------      --------------

Operations
   Net investment income.........     $   3,642,482       $   3,300,025       $   1,517,212       $   1,498,467
   Net realized gain (loss)
     on investments..............            (1,853)              1,357                (593)             (9,304)
                                     --------------      --------------      --------------      --------------

      Net increase in net assets
        resulting from operations         3,640,629           3,301,382           1,516,619           1,489,163
                                     --------------      --------------      --------------      --------------

Dividends and Distributions
   to Shareholders
   Net investment income.........        (3,642,482)         (3,300,025)         (1,517,212)         (1,498,467)
   Net realized gains............                --                  --                  --                  --
                                     --------------      --------------      --------------      --------------

     Total dividends and
      distributions to shareholders      (3,642,482)         (3,300,025)         (1,517,212)         (1,498,467)
                                     --------------      --------------      --------------      --------------

Capital Stock Transactions
   Net proceeds from sales.......       910,670,497         718,878,788         389,323,623         276,344,120
   Reinvestment of dividends
     and distributions...........         3,612,892           3,249,617           1,513,811           1,512,475
   Cost of shares redeemed.......      (899,591,683)       (715,812,543)       (388,484,165)       (300,398,721)
                                     --------------      --------------      --------------      --------------

     Net increase (decrease) in
      net assets from capital
      stock transactions.........        14,691,706           6,315,862           2,353,269         (22,542,126)
                                     --------------      --------------      --------------      --------------

   Total increase (decrease) in
     net assets..................        14,689,853           6,317,219           2,352,676         (22,551,430)


Net Assets
   Beginning of year.............       122,281,792         115,964,573          53,360,657          75,912,087
                                     --------------      --------------      --------------      --------------

   End of year...................    $  136,971,645      $  122,281,792      $   55,713,333      $   53,360,657
                                     --------------      --------------      --------------      --------------
                                     --------------      --------------      --------------      --------------

                                            New York Muncipal Portfolio
                                              Year ended November 30,
                                            ---------------------------
                                                1997                1996
                                         --------------      --------------

Operations
   Net investment income.........         $   1,701,134       $   1,537,093
   Net realized gain (loss)
     on investments..............                  (794)                 --
                                         --------------      --------------

      Net increase in net assets
        resulting from operations             1,700,340           1,537,093
                                         --------------      --------------

Dividends and Distributions
   to Shareholders
   Net investment income.........            (1,701,134)         (1,537,093)
   Net realized gains............                    --                  --
                                         --------------      --------------

     Total dividends and
      distributions to shareholders          (1,701,134)         (1,537,093)
                                         --------------      --------------

Capital Stock Transactions
   Net proceeds from sales.......           452,234,876         317,110,184
   Reinvestment of dividends
     and distributions...........             1,646,954           1,470,312
   Cost of shares redeemed.......          (440,638,442)       (310,927,499)
                                         --------------      --------------

     Net increase (decrease) in
      net assets from capital
      stock transactions.........            13,243,388           7,652,997
                                         --------------      -------------
   Total increase (decrease) in
     net assets..................            13,242,594           7,652,997

Net Assets
   Beginning of year.............            59,996,122          52,343,125
                                         --------------      -------------
   End of year...................        $   73,238,716      $   59,996,122

                                         --------------      --------------
                                         --------------      --------------


See accompanying notes to financial statements.

November 30, 1997

Notes to Financial Statements

1. Organization and Significant Accounting Policies

      OCC Cash Reserves (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund has five portfolios: the Primary Portfolio ("Primary"), the Government Portfolio ("Government"), the General Municipal Portfolio ("General"), the California Municipal Portfolio ("California") and the New York Municipal Portfolio ("New York"). Each Portfolio is considered to be a separate entity for financial reporting and tax purposes.

      On October 14, 1997, the shareholders of the Fund approved a new investment advisory agreement with OpCap Advisors (the "Adviser"). This agreement was substantially similar to the existing agreement and became effective on November 5, 1997. On November 4, 1997, PIMCO Advisors L.P. and its affiliates, acquired the one-third managing general partner interest in Oppenheimer Capital, whose subsidiary, OpCap Advisors, serves as the Adviser to the Fund. On December 1, 1997, PIMCO Advisors L.P., completed the acquisition of Oppenheimer Capital by acquiring the two-thirds interest owned by Oppenheimer Capital, L.P.

     On November 3, 1997, CIBC Wood Gundy Securities Corp. acquired the business of Oppenheimer & Co., Inc., which is now called CIBC Oppenheimer Corp. Accordingly, CIBC Oppenheimer Corp. is no longer affiliated with OpCap Advisors or the Fund.

      The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

      (a) Valuation of Investments

      Each Portfolio values its investments on the basis of amortized cost which approximates market value. The amortized cost method involves valuing a security at cost on the date of purchase and thereafter assuming a constant dollar amortization to maturity of the difference between the principal amount due at maturity and the initial cost of the security.


      (b) Federal Income Taxes

      Each Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributes substantially all of its taxable and non-taxable income to its shareholders; accordingly, no Federal income tax provision is required.

      (c) Securities Transactions and Other Income

      Securities transactions are accounted for on the trade date. Cost of securities sold is determined on the basis of identified cost. Interest income is accrued as earned. Premiums are amortized and discounts are accreted to interest income over the lives of the respective securities.

      (d) Dividends and Distributions

      Dividends from net investment income are declared daily and paid monthly by each Portfolio. Distributions of net realized short-term capital gains, if any, are declared and paid at least annually by each Portfolio.

      (e) Repurchase Agreements

      Each Portfolio may enter into repurchase agreements as part of its investment program. The Portfolios' custodian takes possession of the collateral pledged by the counterparty. The collateral is marked-to-market daily to ensure that the value, plus accrued interest, is at least equal to the repurchase price. In the event of default of the obligor to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

      (f) Expense Allocations

      Expenses specifically identifiable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all applicable Portfolios or on another reasonable basis.

      (g) Expenses Offset

      The Fund benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Advisory Fee, Distribution Fee, Shareholder Services Fee and Other Transactions with Affiliates


      (a) Under the Investment Advisory Agreement, each Portfolio pays the Adviser a monthly investment advisory fee at the annual rate of .50% on the first $100 million of average daily net assets, .45% on the next $200 million of average daily net assets, and .40% on average daily net assets in excess of $300 million. The Adviser has voluntarily agreed to reimburse a Portfolio to the extent that the total operating expenses of the Portfolio exceeds 1.00% of its average daily net assets (net of expenses offset) for any fiscal year. For the year ended November 30, 1997, the Adviser waived $7,876, $2,257, $31,822 and $954 in investment advisory fees for Government, General, California and New York, respectively.

      (b) The Fund has adopted a Distribution Assistance Plan (the "Plan") pursuant to which each Portfolio pays the Adviser a monthly fee at an annual rate of .25% of its average daily net assets and the Adviser uses such amounts in their entirety for (i) payments to broker-dealers, banks and other financial intermediaries for their distribution assistance provided to the Portfolio and (ii) otherwise promoting the sale of shares of the Fund. The Fund has been informed that for the year ended November 30, 1997, substantially all fees under the Plan were paid to CIBC Oppenheimer Corp.

      (c) Each Portfolio may pay certain broker-dealers including CIBC Oppenheimer Corp. for performing certain administrative services on shareholder accounts. Such payments are limited to .05% of the average daily net assets of each respective broker-dealer. For the year ended November 30, 1997, payments to CIBC Oppenheimer Corp. for such services were: Primary $932,558; Government $45,961; General $64,518; California $28,528 and New York $28,071.

      (d) Each Portfolio reimburses CIBC Oppenheimer Corp. for a portion of its costs in providing shareholder servicing. Such payments are limited to
 .02% of the average daily net assets of CIBC Oppenheimer Corp.'s shareholder accounts. For the year ended November 30, 1997, amounts paid and/or accrued were: Primary $372,639; Government $18,205; General $25,734; California $11,463 and New York $11,004.

3. Purchases and Sales of Securities

      For the year ended November 30, 1997, purchases and sales/maturities of investment securities were: Primary $18,117,276,643 and $17,748,805,033, respectively; Government $3,337,460,684 and $3,343,004,726, respectively; General $648,347,996 and $632,486,565, respectively; California $293,751,122 and $291,248,585, respectively; and New York $335,849,203 and $320,496,666, respectively.

4. Financial Instruments and Associated Risks

      Each Portfolio invests in issues with a remaining maturity of thirteen months or less and are rated high quality by a nationally recognized statistical rating organization or, if not rated, are judged by the Adviser to be of comparable quality. Primary maintains portfolio diversification to reduce investment risk by not investing more than 25% of its total assets in securities of issuers conducting their principal business activities in any one industry, except that under normal circumstances at least 25% of its total assets will be invested in bank obligations. At November 30, 1997, major industry concentrations were as follows: Banking--37.3%, Automotive--10.0%, Finance--9.0%, Pharmacy--7.5% and U.S. Government Agencies--7.0%. Government's portfolio is concentrated in issues of, or guaranteed by, the U.S. Government and/or its agencies and is diversified with respect to its investments in repurchase agreements. General maintains a diversified portfolio of short-term obligations issued by states, territories and possessions of the United States and by the District of Columbia and by their political subdivisions and duly constituted authorities. California and New York maintain non-diversified portfolios of short-term obligations issued by the States of California and New York, respectively, and their political subdivisions. Issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state, region or industry. Certain short-term debt obligations held by the Portfolios may be entitled to the benefit of standby letters of credit or other guarantees of banks or other financial institutions.

(5) Capital Loss Carryforward

      At November 30, 1997, accumulated net realized capital loss carryforwards available as a reduction against future net realized capital gains for Federal income tax purposes were: Primary--$1,105 of which $88 will expire in 2004 and $1,017 will expire in 2005; Government--$263 of which $138 will expire in 2004 and $125 will expire in 2005; General--$80,264 of which $29,512 will expire in 1998, $1,302 will expire in 1999, $13,801 will expire in 2000, $299 will expire in 2001, $33,497 will expire in 2003 and $1,853 will expire in 2005. General had $12,327 in capital loss carryforwards expire on November 30, 1997. Such amount has been reclassed to additional paid-in capital to reflect General's federal tax cost basis of available accumulated realized capital loss carryforwards. California--$31,447 of which $730 will expire in 1999, $5,856 will expire in 2000, $1,137 will expire in 2001, $13,827 will expire 2003, $9,304 will expire in 2004 and $593 will expire in 2005 and New York--$24,595 of which $3,198 will expire in 2000, $934 will expire in 2001, $19,669 will expire in 2003 and $794 will expire in 2005. To the extent that these capital loss carryforwards are used to offset future net realized capital gains, the gains offset will not be distributed to shareholders.

Financial Highlights (For a share outstanding throughout each year)


                                                 INCOME FROM                                  DIVIDENDS
                                             INVESTMENT OPERATIONS                        AND DISTRIBUTIONS
                                     --------------------------------------  ---------------------------------------------
                                                                             Dividends to   Distributions       Total         Net
                          Net Asset                    Net         Total     Shareholders  to Shareholders   Dividend and    Asset
                            Value,      Net         Realized    Income from    from Net       from Net       Distributions   Value,
                          Beginning  Investment  Gain/(Loss)on  Investment    Investment      Realized           to           End

                           of Year     Income     Investments   Operations      Income         Gains         Shareholders   of Year
                          ---------  ----------  -------------  -----------  ------------  ---------------  -------------  --------
Primary Portfolio
-----------------
Year ended Nov. 30, 1997    $1.000     $0.047       ($0.000)       0.047        ($0.047)          --        ($0.047)       $1.000
Year ended Nov. 30, 1996     1.000      0.046        (0.000)       0.046         (0.046)      ($0.000)       (0.046)        1.000
Year ended Nov. 30, 1995     1.000      0.051         0.000        0.051         (0.051)       (0.000)       (0.051)        1.000
Year ended Nov. 30, 1994     1.000      0.032         0.000        0.032         (0.032)       (0.000)       (0.032)        1.000
Year ended Nov. 30, 1993     1.000      0.024         0.000        0.024         (0.024)       (0.000)       (0.024)        1.000


                                                          RATIOS TO
                                                           AVERAGE
                                                          NET ASSETS
                                                    -------------------------
                                        Net Assets,
                                          End of       Net             Net
                                Total      Year     Operating      Investment
                               Return*  (millions)  Expenses         Income
                               ------   ----------  ---------      ----------
Year ended Nov. 30, 1997        4.85%   $2,166.6       0.85%(1,2)     4.75%(1)
Year ended Nov. 30, 1996        4.69%    1,712.6       0.91%(2)       4.60%
Year ended Nov. 30, 1995        5.19%    1,671.1       0.94%          5.07%
Year ended Nov. 30, 1994        3.26%    1,453.8       0.91%          3.21%
Year ended Nov. 30, 1993        2.44%    1,413.9       0.90%          2.41%


(1) Average net assets for the year ended November 30, 1997 were $1,926,769,081.
(2) Gross of expenses offset (see note 1g in Notes to Financial Statements).

    The net ratios of operating expenses to average net assets were 0.85% and 0.91% for the years ended November 30, 1997 and November 30, 1996, respectively.


                                                 INCOME FROM                                  DIVIDENDS
                                             INVESTMENT OPERATIONS                        AND DISTRIBUTIONS
                                     --------------------------------------  ---------------------------------------------
                                                                             Dividends to   Distributions       Total         Net
                          Net Asset                    Net         Total     Shareholders  to Shareholders   Dividend and    Asset
                            Value,      Net         Realized    Income from    from Net       from Net       Distributions   Value,
                          Beginning  Investment  Gain/(Loss)on  Investment    Investment      Realized           to           End
                           of Year     Income     Investments   Operations      Income         Gains         Shareholders   of Year
                          ---------  ----------  -------------  -----------  ------------  ---------------  -------------  ---------
Government Portfolio
--------------------
Year ended Nov. 30, 1997    $1.000     $0.045       ($0.000)       $0.045       ($0.045)          --        ($0.045)       $1.000

Year ended Nov. 30, 1996     1.000      0.044        (0.000)        0.044        (0.044)     ($0.000)        (0.044)        1.000
Year ended Nov. 30, 1995     1.000      0.049         0.000         0.049        (0.049)      (0.000)        (0.049)        1.000
Year ended Nov. 30, 1994     1.000      0.031         0.000         0.031        (0.031)          --         (0.031)        1.000
Year ended Nov. 30, 1993     1.000      0.022           --          0.022        (0.022)          --         (0.022)        1.000


                                                            RATIOS TO
                                                             AVERAGE
                                                            NET ASSETS
                                                      -----------------------
                                        Net Assets,
                                          End of         Net           Net
                                Total      Year       Operating    Investment
                               Return*   (millions)    Expenses       Income
                               ------   ----------    ---------    ----------
Year ended Nov. 30, 1997        4.60%     $100.0      0.98%(1,2)   4.51%(1,2)
Year ended Nov. 30, 1996        4.51%      101.1      1.00%(1)     4.41%(1)
Year ended Nov. 30, 1995        5.02%      108.6      1.00%(1)     4.91%(1)
Year ended Nov. 30, 1994        3.12%      113.2      0.95%(1)     3.08%(1)
Year ended Nov. 30, 1993        2.26%      127.9      1.00%        2.24%



(1) During the years noted above, the Adviser waived a portion of its fees. Additionally, for the years ended November 30, 1997 and November 30, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. Had such waivers not been in effect nor such expenses offset, the ratios of net operating expenses to average net assets would have been 0.99%, 1.00%, 1.02%, and 0.97%, respectively, and the ratios of net investment income to average net assets would have been 4.50%, 4.41%, 4.89% and 3.06%, respectively.

(2) Average net assets for the year ended November 30, 1997 were $98,910,547.

----------------------------------------------------------
* Assumes reinvestment of all dividends and distributions.


                                                       INCOME FROM
                                                   INVESTMENT OPERATIONS
                                           --------------------------------------
                                                                                   Dividends to
                                Net Asset                    Net         Total     Shareholders
                                  Value,      Net         Realized    Income from    from Net
                                Beginning  Investment  Gain/(Loss)on  Investment    Investment

                                 of Year     Income     Investments   Operations      Income
                                ---------  ----------  -------------  -----------  ------------
General Municipal Portfolio
---------------------------
Year ended Nov. 30, 1997          $1.000    $0.027       ($0.000)       $0.027        ($0.027)
Year ended Nov. 30, 1996           1.000     0.025         0.000         0.025         (0.025)
Year ended Nov. 30, 1995           1.000     0.031         0.000         0.031         (0.031)
Year ended Nov. 30, 1994           1.000     0.020        (0.000)        0.020         (0.020)
Year ended Nov. 30, 1993           1.000     0.017        (0.000)        0.017         (0.017)

                                                                                       RATIOS TO
                                                                                        AVERAGE
                                                                                      NET ASSETS
                                          Net Asset              Net Assets,   -------------------------
                              Capital       Value,                 End of         Net             Net
                            Contribution    End of     Total        Year       Operating      Investment
                             by Adviser      Year      Return*   (millions)     Expenses        Income
                            ------------  -----------  -------   -----------   ---------      ----------
Year ended Nov. 30, 199          --         $1.000      2.74%       $137.0     0.96%(1,2)     2.70%(1,2)
Year ended Nov. 30, 1996         --          1.000      2.56%        122.3     0.99%(1)       2.53%(1)
Year ended Nov. 30, 1995         --          1.000      3.11%        116.0     0.93%(1)       3.07%(1)
Year ended Nov. 30, 1994         --          1.000      2.04%        108.7     0.90%(1)       2.01%(1)
Year ended Nov. 30, 1993         --          1.000      1.74%        109.7     0.98%(1)       1.73%(1)

(1) During the years noted above, the Adviser waived a portion of its fees. Additionally, for the years ended November 30, 1997 and November 30, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. Had such waivers not been in effect nor such expenses offset, the ratios of net operating expenses to average net assets would have been 0.96%, 0.99%, 1.02%, 1.01% and 1.01%, respectively, and the ratios of net investment income to average net assets would have been 2.70%, 2.53%, 2.98%, 1.90% and 1.70%, respectively.

(2) Average net assets for the year ended November 30, 1997 were $134,817,925.

                                                        INCOME FROM
                                                    INVESTMENT OPERATIONS
                                            --------------------------------------
                                                                                    Dividends to
                                 Net Asset                    Net         Total     Shareholders
                                   Value,      Net         Realized    Income from    from Net
                                 Beginning  Investment  Gain/(Loss)on  Investment    Investment
                                  of Year     Income     Investments   Operations      Income
                                 ---------  ----------  -------------  -----------  ------------
California Municipal Portfolio
------------------------------
Year ended Nov. 30, 1997         $1.000     $0.026        ($0.000)      $0.026        ($0.026)

Year ended Nov. 30, 1996          1.000      0.024            --         0.024         (0.024)
Year ended Nov. 30, 1995          1.000      0.031         (0.008)       0.023         (0.031)
Year ended Nov. 30, 1994          1.000      0.020         (0.000)       0.020         (0.020)
Year ended Nov. 30, 1993          1.000      0.017         (0.000)       0.017         (0.017)


                                                                                      RATIOS TO
                                                                                       AVERAGE
                                                                                     NET ASSETS
                                          Net Asset              Net Assets,   -------------------------
                              Capital       Value,                 End of         Net             Net
                            Contribution    End of     Total        Year       Operating      Investment
                             by Adviser      Year      Return*   (millions)     Expenses        Income
                            ------------  -----------  -------   -----------   ---------      ----------
Year ended Nov. 30, 1997          --       $1.000      2.68%       $55.7       0.90%(1,2)     2.64%(1,2)
Year ended Nov. 30, 1996          --        1.000      2.42%        53.4       0.85%(1)       2.42%(1)
Year ended Nov. 30, 1995      $0.008        1.000      3.10%(3)     75.9       0.82%(1)       3.05%(1)
Year ended Nov. 30, 1994          --        1.000      1.99%        61.3       0.85%(1)       1.99%(1)
Year ended Nov. 30, 1993          --        1.000      1.76%        62.3       0.85%(1)       1.75%(1)


(1) During the years noted above, the Adviser waived a portion of its fees. Additionally, for the years ended November 30, 1997 and November 30, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. Had such waivers not been in effect nor such expenses offset, the ratios of net operating expenses to average net assets would have been 0.96%, 0.97%, 0.95%, 0.97% and 0.98%, respectively, and the ratios of net investment income to average net assets would have been 2.58%, 2.30%, 2.92%, 1.87% and 1.62%, respectively.

(2) Average net assets for the year ended November 30, 1997 were $57,449,650.
(3) Had the Adviser not made the capital contribution, the Portfolio's total return would have been lower.


                                                        INCOME FROM
                                                    INVESTMENT OPERATIONS
                                            --------------------------------------
                                                                                    Dividends to
                                 Net Asset                    Net         Total     Shareholders
                                   Value,      Net         Realized    Income from    from Net
                                 Beginning  Investment  Gain/(Loss)on  Investment    Investment
                                  of Year     Income     Investments   Operations      Income
                                 ---------  ----------  -------------  -----------  ------------
New York Municipal Portfolio
----------------------------
Year ended Nov. 30, 1997          $1.000     $0.026       ($0.000)      $0.026        ($0.026)
Year ended Nov. 30, 1996           1.000      0.025           --         0.025         (0.025)

Year ended Nov. 30, 1995           1.000      0.030        0.000         0.030         (0.030)
Year ended Nov. 30, 1994           1.000      0.019       (0.000)        0.019         (0.019)
Year ended Nov. 30, 1993           1.000      0.016       (0.000)        0.016         (0.016)

                                                                                      RATIOS TO
                                                                                       AVERAGE
                                                                                     NET ASSETS
                                          Net Asset              Net Assets,   -------------------------
                              Capital       Value,                 End of         Net             Net
                            Contribution    End of     Total        Year       Operating      Investment
                             by Adviser      Year      Return*   (millions)     Expenses        Income
                            ------------  -----------  -------   -----------   ---------      ----------
Year ended Nov. 30, 1997         --        $1.000      2.66%       $73.2       0.98%(1,2)     2.63%(1,2)
Year ended Nov. 30, 1996         --         1.000      2.50%        60.0       0.97%(1)       2.45%(1)
Year ended Nov. 30, 1995         --         1.000      3.07%        52.3       0.79%(1)       3.02%(1)
Year ended Nov. 30, 1994         --         1.000      1.92%        48.0       0.82%(1)       1.90%(1)
Year ended Nov. 30, 1993         --         1.000      1.66%        42.2       0.79%(1)       1.64%(1)

(1) During the years noted above, the Adviser waived a portion of its fees. Additionally, for the years ended November 30, 1997 and November 30, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. Had such waivers not been in effect nor such expenses offset, the ratios of net operating expenses to average net assets would have been 0.98%, 0.98%, 1.00%, 1.01% and 1.03%, respectively, and the ratios of net investment income to average net assets would have been 2.62%, 2.44%, 2.81%, 1.71% and 1.40%, respectively.

(2) Average net assets for the year ended November 30, 1997 were $64,686,712.

-----------------------------------------
*  Assumes reinvestment of all dividends.

General Abbreviations:
AD            Apartment Development
AIR           Airport Improvement Revenue
AMBAC         American Mortgage Bond Assurance Corporation
BAN           Bond Anticipation Note
BFA           Business Finance Authority
CDR           Community Development Revenue
CFR           Civic Facility Revenue
CRR           Cultural Resources Revenue
CS            Credit Support
DA            Development Authority
DAR           Dormitory Authority Revenue
DWR           Department of Water Resources
EDA           Economic Development Authority
EDAR          Economic Development Authority Revenue
EDR           Economic Development Revenue
EEIR          Education Equipment & Improvement Revenue
EFC           Environmental Facilities Corporation
EFR           Electric Facilities Revenue
EIERA         Environmental Improvement & Energy
                Resource Authority
EIR           Environment Improvement Revenue
ELR           Educational Loan Revenue
ERDA          Energy Research & Development Authority
FA            Finance Authority
FAGR          Finance Agency Revenue
FAR           Finance Authority Revenue
FGIC          Financial Guaranty Insurance Corporation
FSA           Financial Security Assurance
GAR           General Authority Revenue
GFR           General Fund Revenue
GO            General Obligation
HAR           Hospital Authority Revenue
HDA           Housing Development Authority
HEA           Higher Education Authority
HEAA          Higher Education Assistance Revenue
HEL           Higher Education Loan
HF            Housing Finance
HFA           Housing Finance Authority
HFAMR         Housing Finance Agency Mortgage Revenue
HFASFR        Housing Finance Authority Single Family Revenue
HFC           Housing Finance Committee
HFDCR         Health Facilities Development Corporation Revenue
HFF           Health Facilities Financing
HFFAR         Health Facilities Financing Authority Revenue
HFR           Health Facilities Revenue

HHEFAR        Health & Higher Educational Facilities
                Authority Revenue


HR            Hospital Revenue
HMFA          Housing Mortgage Finance Authority
HMFC          Housing Mortgage Finance Corporation
ID            Industrial Development
IDA           Industrial Development Authority
IDB           Industrial Development Board
IDR           Industrial Development Revenue
IFA           Industrial Finance Agency
JDA           Job Development Authority
LC            Letter of Credit
LGAC          Local Government Assistance Corp.
MBIA          Municipal Bond Investors Assurance
MFA           Municipal Finance Authority
MFHR          Multiple Family Housing Revenue
MMR           Multiple Family Mortgage Revenue
MTA           Metropolitan Transportation Authority
MUD           Municipal Utility District
MUDER         Municipal Utility District Electric Revenue
MWFA          Municipal Water Finance Authority
MWFSSR        Municipal Water Finance Sewer System Revenue
PA            Power Authority
PAR           Power Authority Revenue
PCC           Pollution Control Corporation
PCFA          Pollution Control Financing Authority
PCFR          Pollution Control Facilities Revenue
PCR           Pollution Control Revenue
PFA           Public Facility Authority
PPA           Public Power Authority
PPR           Public Power Revenue
PSA           Public School Authority
PSR           Power Supply Revenue
RAN           Revenue Anticipation Note
RRR           Resource Recovery Revenue
SCD           Statewide Communities Development
SLMA          Student Loan Marketing Association
SLR           Student Loan Revenue
STR           Sales Tax Revenue
SWDR          Solid Waste Disposal Revenue
TA            Transportation Authority
TAN           Tax Anticipation Note
TRAN          Tax Revenue Anticipation Note
WD            Water District
WDA           Waste Disposal Authority

Report of Independent Accountants

To the Shareholders and Board of Directors of OCC Cash Reserves

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Primary Portfolio, Government Portfolio, General Municipal Portfolio, California Municipal Portfolio and New York Municipal Portfolio (constituting OCC Cash Reserves, hereafter referred to as the "Portfolio") at November 30, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

January 16, 1998